united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300, Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

Annual Report

December 31, 2018

Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Global Atlantic Distributors, LLC

Member FINRA

Dear Shareholders/Contract Owners:

The global equity market rally experienced in 2016 and 2017 ended in 2018 as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%) as shown in the graph below. There was a period of relative market calm from May to September, highlighted by generally strong corporate earnings and positive returns, which was preceded and followed by periods of heightened volatility driven by concerns over global trade tensions, rising interest rates, and valuation. During these volatile periods, the markets experienced negative returns and significant daily swings. For example, of the approximately 250 trading days in a given year, the daily range between the high and the low on the S&P 500 exceeded 1% on 110 days in 2018 compared to just 10 in 2017, and exceeded 2% on 36 days in 2018 versus zero in 2017. Furthermore, equity volatility, as measured by the VIX, averaged 21.25 during these periods versus 13.30 in the May to September period and 11.10 in 2017. The fixed income market also experienced periods of volatility, highlighted by the movement in the 10-year U.S. Treasury yield. Beginning 2018 at 2.41%, it rose quickly to 2.95% in February, peaking at 3.25% in November before falling to 2.69% at year end.

With this economic and geopolitical backdrop, the U.S. dollar was one of the only sources of meaningfully positive return in 2018, rising 4.40% (as compared to a decline of -9.87% in 2017). U.S. equity indices fared better than international markets generally, led by the S&P 500 down -4.38% (as compared to up 21.83% in 2017), with the Russell 2000 and S&P MidCap 400 down -11.01% and -11.08%, respectively (as compared to up 14.65% and 16.24%, respectively in 2017). Internationally, the MSCI EAFE and the MSCI Emerging Markets were down -13.79% and -14.58%, respectively (as compared to up 25.03% and 37.28%, respectively in 2017).

After raising interest rates three times in 2017, the U.S. Federal Reserve (the “Fed”) raised rates four times in 2018 and indicated in December that it may raise rates on two more occasions in 2019. Domestic investment grade bonds, as measured by the Bbg Barclays US Agg Bond Index, were essentially flat in 2018 with a return of 0.01% (as compared to up 3.54% in 2017), while the ICE BofAML U.S. High Yield Index fell -2.26% during the year (as compared to up 7.48% in 2017). Commodities, as measured by the S&P GSCI Index, fell -13.82% in 2018 (as compared to up 5.77% in 2017), led by decline of -20.88% in oil (as compared to up 2.06% in 2017) and a decline of -1.94% in gold (as compared to up 12.81% in 2017).

For asset allocation funds, periods of significant fluctuations in volatility and returns meant that asset allocation decisions, and the timing of those decisions, were important drivers of performance in 2018. The following pages contain Management’s discussion of recent Portfolio performance. Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic American Funds® Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Balanced Managed Risk Portfolio	S&P Target Risk® Conservative Index
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	S&P Target Risk® Conservative Index
Global Atlantic Growth Managed Risk Portfolio	S&P Target Risk® Growth Index
Global Atlantic Moderate Growth Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic PIMCO Tactical Allocation Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Select Advisor Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Wellington Research Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	S&P Target Risk® Aggressive Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

S&P Target Risk® Aggressive Index. An index that offers significant exposure to equities, while also providing limited fixed income exposure to diversify risk.

S&P Target Risk® Conservative Index. An index that emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of return.

S&P Target Risk® Moderate Index. An index that offers significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

S&P Target Risk® Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Bloomberg Barclays US Aggregate Bond Index (“Bbg Barclays US Agg Bond”). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

ICE BofA ML High Yield Cash Pay MV USI Index (“ICE BofAML U.S. High Yield”). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

Chicago Board Options Exchange S&P 500 Volatility Index (“VIX”). An index that reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

MSCI EAFE Total Return Index (“MSCI EAFE”). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index (“MSCI Emerging Markets”) An index created by MSCI that is designed to measure equity market. performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 24 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Russell 2000 Total Return Index (“Russell 2000”). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P MidCap 400 Total Return Index (“S&P MidCap 400”) A capitalization-weighted index which measures the performance of the mid-range. sector of the U.S. stock market.

S&P 500 Total Return Index (“S&P 500”) A market capitalization weighted price index composed of 500 widely held U.S. common stocks.. Frequently used as a measure of U.S. stock market performance.

S&P GSCI Total Return Index (“S&P GSCI”). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index. An index that indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

Table of Contents

■	Global Atlantic Portfolio Reviews	5 – 34

■	Financial Statements:

	Portfolios of Investments	35 – 89

	Statements of Assets and Liabilities	90 – 93

	Statements of Operations	94 – 97

	Statements of Changes in Net Assets	98 – 104

■	Financial Highlights	105 – 116

■	Notes to Financial Statements	117 – 148

■	Audit Opinion	149

■	Expense Examples	150 – 151

■	Supplemental Information	152 – 155

■	Trustee Table	156 – 157

■	Privacy Policy	158 – 159

■	Proxy Voting Policy	Back Cover

■	Portfolio Holdings	Back Cover

Global Atlantic American Funds® Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -4.75% compared to a benchmark return of -3.72%, a difference of -103 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

The Portfolio was overweight equities versus fixed income during 2018, which detracted from performance. Within equities, being underweight international equities contributed to performance, while within fixed income, an overweight position in government fixed income also contributed to performance relative to the benchmark. Manager selection was a material contribution to the Portfolio, adding an estimated 0.65% to the Portfolio’s performance during 2018.

From an underlying fund perspective, the American Funds Insurance Series® US Govt/AAA-Rated Securities Fund was the top contributor, adding 0.10% of relative performance (to the benchmark) on stand-alone performance of 0.91%. The American Funds Insurance Series® Growth Fund was another top contributor, adding 0.08% of relative performance on stand-alone performance of -0.01%, while the American Funds Insurance Series® Mortgage Fund contributed 0.04% of performance during the year on stand-alone performance of 0.58%.

The American Funds Insurance Series® Blue Chip Income & Growth Fund was the largest negative contributor, detracting -1.54% of relative performance (to the benchmark) on stand-alone performance of -8.45%. The American Funds Insurance Series® Global Growth & Income Fund also detracted from returns, as it cost -0.98% of relative performance on stand-alone performance of -9.35%, while the American Funds Insurance Series® International Fund cost -0.54% on stand-alone performance of -12.94%.

During periods of volatility in 2018, the managed risk component significantly reduced both the level of volatility and the magnitude of the drawdowns in the Portfolio by materially reducing its net equity exposure. While the managed risk component contributed to performance in the fourth quarter, overall it was a detractor to performance in 2018.

How was the Portfolio positioned at period end?

At year end, the Portfolio was overweight foreign equities, overweight domestic value equities relative to domestic growth equities, and overweight emerging markets equities. The Portfolio was underweight foreign fixed income and underweight investment grade credit and high yield bonds.

2396603.2

Global Atlantic American Funds® Managed Risk Portfolio
Portfolio Review
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Three	Five	Performance
	Year	Years	Years	Since Inception**
Global Atlantic American Funds® Managed Risk Portfolio
Class II	(4.75)%	4.75%	3.59%	4.03%
S&P Target Risk® Moderate Index (Total Return)	(3.72)%	4.41%	3.31%	3.53%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.27% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	62.2%
Variable Insurance Trusts - Debt Funds	33.5%
Money Market Fund	0.0%^
Other Assets Less Liabilities - Net	4.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.05%

Global Atlantic Balanced Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Conservative Index. The Portfolio posted a return of -5.66% compared to a benchmark return of -2.73%, a difference of -293 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

The Portfolio was overweight equities relative to fixed income throughout most of the year, which contributed positively to performance until the market sell-off in the fourth quarter, where gains realized in the first three quarters ultimately reversed. As the year began, BlackRock was encouraged by the favorable macro backdrop and strong earnings momentum worldwide. Global manufacturing Purchasing Managers’ Indices (PMI) had come in strong and looked consistent with a sustained global economic expansion, corporate earnings were robust, and equity markets were hitting all-time highs. From a valuations standpoint, BlackRock maintained a preference for non-U.S. developed market stocks, including in Europe where above-trend economic expansion and a steady earnings outlook supported a constructive view. BlackRock was similarly constructive on Japanese equities amid improving global growth, more shareholder-friendly behavior, solid earnings, and a stable yen outlook. Accordingly, the Portfolio was tilted toward international developed market equities versus U.S. equities during the first half of the year.

These themes detracted from overall Portfolio performance as the year progressed, as investor sentiment began to turn and spikes of volatility emerged amid tighter financial conditions and rising macro uncertainty, both of which appeared to primarily be tied to global trade disputes and their potential impact on growth. The Portfolio’s tilt toward European equities was ultimately removed mid-year as earnings growth in the region became more muted, economic momentum weakened, and political risks (e.g. Italian elections and Brexit) heightened. Sentiment turned more negative in October, as concerns about the pace of the U.S. Federal Reserve’s (the “Fed”) interest rate tightening and elevated worries about the impact of heightened U.S.-China trade tensions appeared to make investors nervous. The equity market sell-off deepened as hedge funds increased selling pressure, unwinding popular crowded positions, especially in technology and growth stocks. As a result, the market correction in the fourth quarter of 2018 alone erased the favorable Portfolio performance of the first three quarters.

On the fixed income side, the Portfolio benefitted from relatively short duration positioning throughout the year. In both treasury and corporate bonds, shorter-maturity bonds outperformed longer-dated bonds as the Fed maintained its course of tightening interest rates even in the face of the market volatility late in the year. Conversely, an overweight to credit-sensitive bonds (corporate and emerging market debt) versus treasury bonds, primarily in the first half of the year, proved a detractor to overall Portfolio performance for 2018.

During periods of volatility in 2018, the managed risk component significantly reduced both the level of volatility and the magnitude of the drawdowns in the Portfolio by materially reducing its net equity exposure. While the managed risk component contributed to performance in the fourth quarter, overall it was a detractor to performance in 2018.

How was the Portfolio positioned at period end?

At year end, the Portfolio remained slightly overweight equities versus fixed income. Within equities, the Portfolio was overweight to U.S. and Japan and underweight to Europe. In the U.S., BlackRock continues to maintain that solid corporate earnings and strong economic growth will continue to support equities over the near term despite a more uncertain earnings outlook. BlackRock believes that Japan should ultimately benefit from a weaker yen, solid corporate fundamentals, cheap valuations, and political stability. In Europe, on the other hand, BlackRock believes that relatively muted earnings growth, weak economic momentum and political risks all present challenges.

Within fixed income, the Portfolio was neutrally positioned to treasury bonds and underweight U.S. credit. While BlackRock believes that solid fundamentals should continue to support credit markets, late-cycle economic concerns pose a risk to valuations. The Portfolio also maintains a relative tilt toward shorter-maturity bonds versus longer-maturity bonds. In BlackRock’s view, higher yields and a flatter curve after a series of Fed interest rate increases make short- to medium-term bonds a more attractive source of income. But BlackRock believes that longer maturities are also gaining appeal as an offset to equity risk, particularly as the Fed gets closer to neutral and upward interest rate pressure is more limited.

2396603.2

Global Atlantic Balanced Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Three	Five	Performance
	Year	Years	Years	Since Inception**
Global Atlantic Balanced Managed Risk Portfolio
Class II	(5.66)%	2.98%	2.78%	3.07%
S&P Target Risk® Conservative Index (Total Return)	(2.73)%	3.95%	2.93%	3.04%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.01% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Conservative Index (Total Return) emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	52.2%
Exchange Traded Debt Funds	43.5%
Money Market Fund	0.0%^
Other Assets Less Liabilities - Net	4.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.05%

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is managed by the Global Atlantic Investment Advisors, LLC (the “Adviser”) while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -7.78% compared to a benchmark return of -3.72%, a difference of -406 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

The Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the BlackRock Global Allocation V.I. Fund. The Portfolio’s other holdings may include cash, a money market fund, and hedge instruments such as futures contracts. The BlackRock Global Allocation V.I. Fund underperformed the S&P Target Risk® Moderate Index during the period.

During periods of volatility in 2018, the managed risk component significantly reduced both the level of volatility and the magnitude of the drawdowns in the Portfolio by materially reducing its net equity exposure. As a result, the managed risk component was a positive contributor to performance in the fourth quarter and 2018 overall.

How was the Portfolio positioned at period end?

At year end, the Portfolio’s primary investment remained the BlackRock Global Allocation V.I. Fund.

2396603.2

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Three	Five	Performance
	Year	Years	Years	Since Inception**
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Class II	(7.78)%	1.25%	0.18%	0.60%
S&P Target Risk® Moderate Index (Total Return)	(3.72)%	4.41%	3.31%	3.53%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.26% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trust - Asset Allocation Fund	95.3%
Money Market Fund	4.1%
Other Assets Less Liabilities - Net	0.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is managed by Franklin Advisers, Inc. (“Franklin Advisers”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”). Prior to March 1, 2018, the equity sleeve of the capital appreciation and income component was sub-advised by Franklin Advisory Services, LLC.

How did the Portfolio perform during the period?

During 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -5.82% compared to a benchmark return of -3.72% a difference of -210 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

Franklin Advisers employs a bottom-up stock selection process for the equity sleeve of the Portfolio’s capital appreciation and income component, whereby the portfolio managers invest in securities without regard to benchmark comparisons. As a result, the Portfolio frequently contains sector and security allocations that may be significantly different from those of its reference benchmark. With respect to the equity sleeve’s performance versus the S&P 500 Index, the equity portfolio underperformed its reference benchmark, the S&P 500 Index (net of fees), posting a return of -5.29% compared to an S&P 500 Index return of -4.38%, a difference of -91 basis points.

Relative to the Portfolio’s benchmark, an underweight to, and stock selection in, the financials sector aided Portfolio performance, as did stock selection in the consumer staples and consumer discretionary sectors.

Shares of McCormick (1.20%), a manufacturer of flavor products, performed well in 2018 based on solid earnings results, with its recently acquired flavor solutions portfolio contributing significantly to growth. Franklin Advisers believes McCormick could benefit from continued strong demand for its products, its emerging-market footprint and expanded distribution for its flavor solutions products. The company has raised its dividend for 33 consecutive years.

Abbott (1.66%), a developer of health care products, experienced share price growth due to ongoing solid earnings reports. The company continued to deliver sustained topline growth across its diversified portfolio, bolstered by its investments in emerging markets. The company has raised its dividend for 47 consecutive years.

Medtronic’s (2.21%) shares rose on strong earnings reports. The company, which develops medical products, reported solid growth across most segments and geographies. In Franklin Advisers’ view, innovation and a large emerging-market footprint remain key competitive strengths. Medtronic has raised its dividend for 41 consecutive years.

The Portfolio’s overweighting in the materials sector detracted from the Portfolio’s relative performance, while stock selection in health care and underweighting and stock selection in information technology also hurt results.

Shares of Albemarle (2.44%), a specialty chemicals producer, declined despite ongoing strong operating performance. Concerns about the possibility of lithium oversupply and pricing implications of that risk continued to weigh on the industry. Franklin Advisers believes Albemarle’s long-term contracts, priced below recent lithium spot prices, and low-cost position could provide insulation from spot price fluctuations. The company has increased its dividend for 24 consecutive years.

General Dynamics (1.50%), an aerospace and defense company, saw its shares move lower after the company reported sequentially weaker bookings in its Aerospace Systems segment. The company attributed the weakness to an issue with one of its suppliers, which has recently been resolved. Franklin Advisers expects bookings to improve over the next several quarters after the launch of the G500 and G600, two new private jets that cater to wealthy individuals and corporate customers. In addition, the Franklin Advisers portfolio management team believes growth in defense spending could continue to benefit the company. General Dynamics has raised its dividend for 21 consecutive years.

Perrigo (0.26%), a global health care supplier, experienced a sharp fall in its share price toward year-end on news that Irish tax authorities had filed a tax assessment of $1.86 billion against the company in relation to its tax treatment of Tysabri, a drug the company acquired. While resolution of this issue could take several years, Franklin Advisers anticipates the new chief executive officer will forge ahead with his plans to reshape the company’s strategy and portfolio by tilting toward consumer-oriented segments and divesting non-core assets. Perrigo has raised its dividend for 16 consecutive years.

During 2018, the fixed income sleeve of the Portfolio’s capital appreciation and income component underperformed the Bloomberg Barclays U.S. Aggregate Bond Index (net of fees), posting a return of -1.54% compared to a Bloomberg Barclays U.S. Aggregate Bond Index return of 0.01%, a difference of -155 basis points. The year 2018 saw a dramatic, synchronized widening in risk spreads during the fourth quarter as the market reflected late-cycle fears. The yield spread on the Bloomberg Barclays High Yield Index widened by 210 basis points (bps), while the Bloomberg Barclays Investment Grade Index widened by 47 bps, which resulted in all spread sectors underperforming treasury bonds on a duration-adjusted basis.

Over the period, the Portfolio’s performance was driven by exposure to spread sectors, with small overall contributions from currencies and duration positioning. Within sectors, the Portfolio’s exposure to high yield bonds was the biggest source of underperformance, due to both sector allocation and security selection. The Portfolio’s exposure to collateralized loan obligations (CLOs) hindered results, as did the Portfolio’s exposure to bank loans. Security selection in mortgage-backed securities (MBS) detracted from performance, while the modest underweight to the sector helped results. The net impact from emerging markets was negative as the drag from allocation was partially offset by relative gains from the higher-quality bias in the Portfolio’s holdings. Exposure to U.S. inflation detracted slightly. The Portfolio’s exposure to residential MBS (RMBS) and commercial MBS slightly hindered performance. Relative to the benchmark, duration positioning detracted. Currencies slightly contributed to performance overall, as gains in the Mexican peso and Canadian dollar were largely offset by losses in the Swedish krona, Brazilian real and Indian rupee.

During periods of volatility in 2018, the managed risk component significantly reduced both the level of volatility and the magnitude of the drawdowns in the Portfolio by materially reducing its net equity exposure. While the managed risk component contributed significantly to performance in the fourth quarter, overall it was a meaningful detractor in 2018.

How was the Portfolio positioned at period end?

At year end, the Portfolio’s largest sector concentration was industrials, followed by health care and information technology. The Portfolio initiated positions in Raytheon (0.83%) and The Boeing Company (0.09%) and added to several existing positions, including Occidental Petroleum (1.15%), EOG Resources (1.07%), Roper Technologies (3.40%) and Tiffany & Co. (1.20%), among others. Conversely, the Portfolio exited positions in Archer-Daniels-Midland, Comcast and Leggett & Platt and reduced holdings in John Wiley & Sons, Ross Stores and Target, among others. During the period, Praxair, in which the Portfolio had an existing holding, merged with Linde, which was not previously a Portfolio holding. The Portfolio also liquidated its position in Garrett Motion, which had in turn been spun off from the Portfolio’s existing holding, Honeywell International.

The Portfolio remained underweight fixed income relative to the benchmark. At year end, the Portfolio was overweight investment grade and high yield credit, particularly bank loans and CLOs, although less so than at earlier points in 2018 and with more focus on short-dated exposures. The Portfolio was also overweight RMBS given strong U.S. housing fundamentals and sovereign emerging market bonds, while underweight MBS and sovereign developed market bonds. With respect to duration, the Portfolio was short versus the benchmark, retaining a curve flattener (i.e. short sell the 10-year U.S. Treasury bond, buy long the 30-year U.S. Treasury bond). From a currency perspective, the Portfolio’s largest currency position was a long position in the Mexican peso, with other long positions in the Indian rupee, Indonesian rupiah, Swedish krona, Polish zloty and Brazilian real. The Portfolio was short the Chinese yuan, South Korean won, Australian dollar, euro, Canadian dollar and Philippine peso.

2396603.2

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Class II	(5.82)%	5.93%	3.37%
S&P Target Risk® Moderate Index (Total Return)	(3.72)%	4.41%	3.12%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Fixed Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.16% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	71.1%
Corporate Bonds	9.1%
Asset Backed Securities	7.2%
Agency Mortgage Backed Securities	6.2%
U.S. Treasury Securities	2.1%
Term Loans	1.5%
Money Market Fund	1.0%
Sovereign Debt	0.3%
Commerical Mortgage Obligation	0.1%
Municipal Bond	0.0%^
Other Assets Less Liabilities - Net	1.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure and securities sold short are included in “Other Assets Less Liabilities - Net”.

^ Represents less than 0.05%.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Conservative Index. The Portfolio posted a return of -5.74% compared to a benchmark return of -2.73%, a difference of -301 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

Using a momentum-based methodology to dynamically allocate across global asset classes, the Portfolio seeks to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks exposure to asset classes that have exhibited positive trends in price performance over selected time periods.

During 2018, the Portfolio’s trend-based asset allocation neither contributed nor detracted from performance. Through the third quarter, the trend-based asset allocation had contributed to returns as the Portfolio maintained an overweight to equities that generally outperformed fixed income as interest rates in the U.S. moved higher. In the fourth quarter, equity markets experienced a strong reversal, while interest rates fell, leading to a rally in fixed income. The Portfolio’s overweight to equity in the fourth quarter detracted from returns.

Of the Portfolio’s equity exposures, Japanese, U.S. and European equity positions detracted the most significantly from performance, while exposure to U.K. equities was neutral to performance. The Portfolio’s exposure to fixed income contributed positively to performance.

The Portfolio’s options overlay strategy detracted from returns during the first half of the year. This stemmed primarily from purchased put options which were more expensive due to rising volatility in markets. However, markets did not end up falling enough for the put options to benefit performance. While the sold call options did generate some premium that helped to offset negative contributions from the put options, the size of the premium was not large enough to offset the cost of the protection afforded by the puts.

Effective June 30, 2018, the Portfolio no longer employed an options based volatility management strategy, and instead employed a volatility management strategy designed to allocate away from equities during times of stress in equity markets. This strategy detracted from performance in the second half of 2018 as equity markets corrected. While the Portfolio allocated away from equities during these periods of volatility, it did not fully participate in the upside of the equity market rebounds due to the speed at which the equity market recoveries occurred.

How was the Portfolio positioned at period end?

At year end, the Portfolio had approximately 25.6% of its assets invested in U.S. equities, with an additional 14.4% in international equities. Furthermore, the Portfolio was allocated 60.0% to U.S. fixed income. In general, the Portfolio seeks to maintain between 40% - 60% of its assets in developed equity investments and 40%-60% of its assets in U.S. fixed income investments. The Portfolio may make allocations at the higher-end of asset allocation ranges to those asset classes with strong momentum, and at the lower-end to those asset classes with weak momentum.

The portfolio managers aim to reduce return volatility by de-risking individual equity allocations to cash at times of increased volatility in those markets. As of year-end, the Portfolio had reduced its exposures to trend-based allocations in U.S. and Japanese equities to cash.

2396603.2

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Class II	(5.74)%	1.97%	0.15%
S&P Target Risk® Conservative Index (Total Return)	(2.73)%	3.95%	2.40%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.24% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Conservative Index (Total Return) provides significant exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S Treasury Notes	52.3%
Exchange Traded Debt Funds	22.8%
Exchange Traded Equity Funds	20.7%
Money Market Fund	11.5%
Other Assets Less Liabilities - Net	(7.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure and securities sold short are included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.05%.

Global Atlantic Growth Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Growth Index. The Portfolio posted a return of -7.33% compared to a benchmark return of -5.69%, a difference of -164 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

The Portfolio was overweight equities relative to fixed income throughout most of the year, which contributed positively to performance until the market sell-off in the fourth quarter, where gains realized in the first three quarters ultimately reversed. As the year began, BlackRock was encouraged by the favorable macro backdrop and strong earnings momentum worldwide. Global manufacturing Purchasing Managers’ Indices (“PMI”) had come in strong and looked consistent with a sustained global economic expansion, corporate earnings were robust, and equity markets were hitting all-time highs. From a valuations standpoint, BlackRock maintained a preference for non-U.S. developed market stocks, including in Europe where above-trend economic expansion and a steady earnings outlook supported a constructive view. BlackRock was similarly constructive on Japanese equities amid improving global growth, more shareholder-friendly behavior, solid earnings, and a stable yen outlook. Accordingly, the Portfolio was tilted toward international developed market equities versus U.S. equities during the first half of the year.

These themes detracted from overall Portfolio performance as the year progressed, as investor sentiment began to turn and spikes of volatility emerged amid tighter financial conditions and rising macro uncertainty both of which appeared to primarily be tied to global trade disputes and their potential impact on growth. The Portfolio’s tilt toward European equities was ultimately removed mid-year as earnings growth in the region became more muted, economic momentum weakened, and political risks (e.g. Italian elections and Brexit) heightened. Sentiment turned more negative in October, as concerns about the pace of the U.S. Federal Reserve’s (the “Fed”) interest rate tightening and elevated worries about the impact of heightened U.S.-China trade tensions appeared to make investors nervous. The equity market sell-off deepened as hedge funds increased selling pressure, unwinding popular crowded positions, especially in technology and growth stocks. As a result, the market correction in the fourth quarter of 2018 alone erased the favorable Portfolio performance of the first three quarters.

On the fixed income side, the Portfolio benefitted from relatively short duration positioning throughout the year. In both treasury and corporate bonds, shorter-maturity bonds outperformed longer-dated bonds as the Fed maintained its course of tightening interest rates even in the face of the market volatility late in the year. Conversely, an overweight to credit-sensitive bonds (corporate and emerging market debt) versus treasury bonds, primarily in the first half of the year, proved a detractor to overall Portfolio performance for 2018.

During periods of volatility in 2018, the managed risk component significantly reduced both the level of volatility and the magnitude of the drawdowns in the Portfolio by materially reducing its net equity exposure. As a result, the managed risk component contributed significantly to performance in the fourth quarter, and was a positive factor in 2018.

How was the Portfolio positioned at period end?

At year end, the Portfolio remained slightly overweight equities versus fixed income. Within equities, the Portfolio was overweight to U.S. and Japan and underweight to Europe. In the U.S., BlackRock continues to maintain that solid corporate earnings and strong economic growth will continue to support equities over the near term despite a more uncertain earnings outlook. BlackRock believes that Japan should ultimately benefit from a weaker yen, solid corporate fundamentals, cheap valuations, and political stability. In Europe, on the other hand, BlackRock believes that relatively muted earnings growth, weak economic momentum and political risks all present challenges.

Within fixed income, the Portfolio was neutrally positioned to treasury bonds and underweight U.S. credit. While BlackRock believes that solid fundamentals should continue to support credit markets, late-cycle economic concerns pose a risk to valuations. The Portfolio also maintains a relative tilt toward shorter-maturity bonds versus longer-maturity bonds. In BlackRock’s view, higher yields and a flatter curve after a series of Fed interest rate increases make short- to medium-term bonds a more attractive source of income. But BlackRock believes that longer maturities are also gaining appeal as an offset to equity risk, particularly as the Fed gets closer to neutral and upward interest rate pressure is more limited.

2396603.2

Global Atlantic Growth Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Growth Managed Risk Portfolio
Class II	(7.33)%	3.67%	2.21%
S&P Target Risk® Growth Index (Total Return)	(5.69)%	5.29%	4.03%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.01% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	80.2%
Exchange Traded Debt Funds	14.5%
Money Market Fund	0.0%^
Other Assets Less Liabilities - Net	5.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.05%

Global Atlantic Moderate Growth Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -6.50% compared to a benchmark return of -3.72%, a difference of -278 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

The Portfolio was overweight equities relative to fixed income throughout most of the year, which contributed positively to performance until the market sell-off in the fourth quarter, where gains realized in the first three quarters ultimately reversed. As the year began, BlackRock was encouraged by the favorable macro backdrop and strong earnings momentum worldwide. Global manufacturing Purchasing Managers’ Indices (“PMI”) had come in strong and looked consistent with a sustained global economic expansion, corporate earnings were robust, and equity markets were hitting all-time highs. From a valuations standpoint, BlackRock maintained a preference for non-U.S. developed market stocks, including in Europe where above-trend economic expansion and a steady earnings outlook supported a constructive view. BlackRock was similarly constructive on Japanese equities amid improving global growth, more shareholder friendly behavior, solid earnings, and a stable yen outlook. Accordingly, the Portfolio was tilted toward international developed market equities versus U.S. equities during the first half of the year.

These themes detracted from overall Portfolio performance as the year progressed, as investor sentiment began to turn and spikes of volatility emerged amid tighter financial conditions and rising macro uncertainty both which appeared to primarily be tied to global trade disputes and their potential impact on growth. The Portfolio’s tilt toward European equities was ultimately removed mid-year as earnings growth in the region became more muted, economic momentum weakened, and political risks (e.g. Italian elections, Brexit) heightened. Sentiment turned more negative in October, as concerns about the pace of the U.S. Federal Reserve’s (the “Fed”) interest rate tightening and elevated worries about the impact of heightened U.S.-China trade tensions appeared to make investors nervous. The equity market sell-off deepened as hedge funds increased selling pressure, unwinding popular crowded positions, especially in technology and growth stocks. As a result, the market correction in the fourth quarter of 2018 alone erased the favorable Portfolio performance of the first three quarters.

On the fixed income side, the Portfolio benefitted from relatively short duration positioning throughout the year. In both treasury and corporate bonds, shorter-maturity bonds outperformed longer-dated bonds as the Fed maintained its course of tightening interest rates even in the face of the market volatility late in the year. Conversely, an overweight to credit-sensitive bonds (corporate and emerging market debt) versus treasury bonds, primarily in the first half of the year, proved a detractor to overall Portfolio performance for 2018.

During periods of volatility in 2018, the managed risk component significantly reduced both the level of volatility and the magnitude of the drawdowns in the Portfolio by materially reducing its net equity exposure. While the managed risk component contributed significantly to performance in the fourth quarter, overall it was a detractor to performance in 2018.

How was the Portfolio positioned at period end?

At year end, the Portfolio remained slightly overweight equities versus fixed income. Within equities, the Portfolio was overweight to U.S. and Japan and underweight to Europe. In the U.S., BlackRock continues to maintain that solid corporate earnings and strong economic growth will continue to support equities over the near term despite a more uncertain earnings outlook. BlackRock believes that Japan should ultimately benefit from a weaker yen, solid corporate fundamentals, cheap valuations, and political stability. In Europe, on the other hand, relatively muted earnings growth, weak economic momentum and political risks all present challenges.

Within fixed income, the Portfolio was neutrally positioned to treasury bonds and underweight US credit. While BlackRock believes that solid fundamentals should continue to support credit markets, late-cycle economic concerns pose a risk to valuations. The Portfolio also maintains a relative tilt toward shorter-maturity bonds versus longer-maturities. Higher yields and a flatter curve after a series of Fed interest rate increases make short- to medium-term bonds a more attractive source of income. But longer maturities are also gaining appeal as an offset to equity risk, particularly as the Fed gets closer to neutral and upward interest rate pressure is more limited.

2396603.2

Global Atlantic Moderate Growth Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic Moderate Growth Managed Risk Portfolio
Class II	(6.50)%	3.65%	2.83%
S&P Target Risk® Moderate Index (Total Return)	(3.72)%	4.41%	3.12%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.01% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	66.4%
Exchange Traded Debt Funds	29.3%
Money Market Fund	0.0%^
Other Assets Less Liabilities - Net	4.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

*	Represents less than 0.05%

Global Atlantic PIMCO Tactical Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Pacific Investment Management Company LLC (“PIMCO”).

How did the Portfolio perform during the period?

During 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -6.55% compared to a benchmark return of -3.72%, a difference of -283 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

Over the period, the Portfolio dynamically adjusted equity exposure as market volatility picked up both early and late in the year, during which times equity markets sold off sharply and recovered over short periods of time. Dynamic equity exposure during these V-shaped bouts of volatility detracted from performance, while an overweight equity position during the summer market rally was additive. As emerging markets equities endured their own challenges over the year, underweight exposure to emerging market equities contributed to performance as the asset class produced negative returns. Lastly, the Portfolio’s investment in S&P 500 Index put options, used to hedge against equity market shocks, was positive for performance amid several sharp drops in the S&P 500 Index.

The Portfolio’s fixed income allocation was neutral to modestly positive for relative performance. U.S. interest rate strategies, including duration and curve positioning, added to performance over the year. Outside the U.S., a modest short position in U.K. rates was additive as Gilt bond yields rose over the period, but it was offset by a short position in Japanese rates as yields modestly fell along that yield curve. Within spread sectors, select positions of non-Agency mortgage-backed securities (MBS) contributed to performance, while holdings of Treasury Inflation-Protected Securities (TIPS) detracted amid falling inflation expectations over the year.

How was the Portfolio positioned at period end?

At year end, the Portfolio maintained below-benchmark equity exposure as market volatility rose substantially in December to close out the year. Within equities, the Portfolio was roughly even to slightly overweight U.S. large cap equities, underweight international developed markets equities, and underweight emerging markets equities in comparison to its respective benchmark. Within fixed income, the Portfolio remained underweight duration overall with a preference for U.S. duration against rate exposure in other developed regions. PIMCO believes that the intermediate portion of the curve continues to offer attractive characteristics while longer-term rates may rise as the U.S. Federal Reserve continues to reduce accommodation and term premiums return. PIMCO believes attractive opportunities in specific credits may benefit from U.S. growth and a resurgent housing sector, though the Portfolio overall remains underweight investment grade credit.

2396603.2

Global Atlantic PIMCO Tactical Allocation Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Three	Performance
	Year	Years	Since Inception**
Global Atlantic PIMCO Tactical Allocation Portfolio
Class II	(6.65)%	3.65%	1.63%
S&P Target Risk® Moderate Index (Total Return)	(3.72)%	4.41%	2.64%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Treasury Securities	46.6%
Exchange Traded Equity Funds	30.2%
Agency Mortgage Backed Securities	24.7%
Corporate Bonds	11.9%
U.S. Treasury Bills	7.4%
Asset Backed Securities	3.2%
Collateralized Mortgage Obligations	2.2%
Money Market Fund	1.3%
Certificate of Deposit	0.4%
Commercial Mortgage Backed Securities	0.2%
Purchased Options on Futures	0.0%^
Other Assets Less Liabilities - Net	(28.1)%
100.000%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.05%.

Global Atlantic Select Advisor Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -5.99% compared to a benchmark return of -3.72%, a difference of -227 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

The Portfolio was overweight equities versus fixed income during 2018, which detracted from performance. Within equities, an underweight to developed international equities contributed to performance, while an overweight to domestic value equities and an overweight to domestic small cap equities detracted from results, as did the Portfolio’s fixed income allocation. Manager selection contributed to performance during 2018.

From an underlying fund perspective, the MFS® VIT Growth Fund was the top contributor, adding 0.52% of relative performance (to the benchmark) on stand-alone performance of 2.67%. The iShares® Russell 1000 Growth ETF was another top contributor, adding 0.13% of relative performance on stand-alone performance of -1.65%, while the iShares® Short-Term Corporate Bond ETF contributed 0.08% of relative performance during the year on stand-alone performance of 1.25%.

The Putnam VT Equity Income Fund was the largest negative contributor, detracting -1.16% of relative performance (to the benchmark) on stand-alone performance of -8.27%. The MFS® VIT II International Value Fund also detracted from returns, as it cost -1.10% of relative performance on stand-alone performance of -9.49%, while the American Century VP Value Fund cost -0.79% of relative performance on stand-alone performance of -9.15%.

During periods of volatility in 2018, the managed risk component significantly reduced both the level of volatility and the magnitude of the drawdowns in the Portfolio by materially reducing its net equity exposure. As a result, the managed risk component contributed significantly to performance in the fourth quarter, and overall was a positive contributor in 2018.

How was the Portfolio positioned at period end?

At the end of the year, the Portfolio was underweight fixed income duration. The Portfolio was overweight domestic small cap equities relative to domestic large cap equities, overweight foreign equities, overweight domestic value equities relative to domestic growth equities, and largely overweight emerging markets equities.

2396603.2

Global Atlantic Select Advisor Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Three	Five	Performance
	Year	Years	Years	Since Inception**
Global Atlantic Select Advisor Managed Risk Portfolio
Class II	(5.99)%	4.37%	3.43%	3.80%
S&P Target Risk® Moderate Index (Total Return)	(3.72)%	4.41%	3.31%	3.53%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.26% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	61.2%
Variable Insurance Trusts - Debt Fund	17.2%
Exchange Traded Equity Funds	10.6%
Exchange Traded Debt Funds	6.7%
Money Market Fund	0.1%
Other Assets Less Liabilities - Net	4.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Wellington Research Managed Risk Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wellington Management Company LLP (“Wellington Management”) while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -5.07% compared to a benchmark return of -3.72%, a difference of 135 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

The equity portion of the Portfolio underperformed the S&P 500 Index, net of fees, in 2018, posting a return of -6.00% compared to -4.40%. Relative equity underperformance was primarily driven by weak stock selection within the consumer staples, health care, and energy sectors. This was partially offset by stronger security selection within the communication services, industrials, and information technology sectors.

Top relative detractors of the equity portion of the Portfolio included positions in British-American Tobacco plc (0.53%) (consumer staples), Coty, Inc. (0.13%) (consumer staples), and Flex Ltd. (0.26%) (information technology). British-American Tobacco, the world’s second largest cigarette maker, was the largest relative detractor during the period. The stock underperformed as a challenging regulatory environment weighed on tobacco stocks during the period. Shares of Coty fell after the company reported mixed quarterly results in May. Stronger-than-expected top-line results in the luxury division were offset by weakness in the consumer beauty business. Shares of Flex, a provider of manufacturing and supply chain services solutions to original manufacturers worldwide, fell sharply after the company reported disappointing quarterly results in October. Flex missed estimates for revenue, announced the wind-down of its Nike footwear operations, and disclosed the CEO’s retirement.

Top relative contributors of the equity portion of the Portfolio during 2018 included positions in Advanced Micro Devices, Inc. (0.27%) (information technology), Boston Scientific Corporation (0.71%) (health care), and NRG Energy, Inc. (0.40%) (utilities). Advanced Micro Devices, a semiconductor company, was the largest contributor to relative performance. The company reported solid quarterly earnings results in late July. Sales were driven by the success of the Ryzen line of notebooks and the general strength of the PC market. Though the stock price declined in the fourth quarter, Advanced Micro Devices remained the top relative contributor for the year. Boston Scientific, a U.S.-based medical device developer and manufacturer, benefited relative performance over the period as the company reported favorable earnings and revenue growth across most business segments in the third quarter of 2018. NRG Energy, a U.S.-based power producer with a mix of nuclear, coal, and gas capacity, reported favorable financial results throughout the year and announced two large repurchase programs in 2018 (a positive for shareholders).

The fixed income portion of the Portfolio underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, net of fees, during 2018, returning -0.06% versus the index return of 0.01%. Sector allocation in the fixed income portion of the Portfolio detracted but was partially offset by positive security selection. Investment grade credit positioning detracted overall. Positive impacts from a modest overweight to, and security selection within, industrials and security selection within sovereigns were offset by negative impacts from an overweight to banking and an overweight to, and security selection within, electric utilities. Within the securitized sectors, selection within agency mortgage backed securities (MBS) and an overweight to asset backed securities (ABS) had a positive impact. Inflation positioning via treasury inflation protected securities (TIPS) detracted from performance, particularly in the fourth quarter of 2018 as TIPS underperformed duration-equivalent nominal U.S. Treasury bonds. During the period, the fixed income portion of the Portfolio was positioned with a short duration bias which contributed positively to relative results as rates rose over the period.

During periods of volatility in 2018, the managed risk component significantly reduced both the level of volatility and the magnitude of the drawdowns in the Portfolio by materially reducing its net equity exposure. While the managed risk component contributed significantly to performance in the fourth quarter, overall it was a detractor to performance in 2018.

How was the Portfolio positioned at period end?

The equity portion of the Portfolio is managed in an industry-neutral structure by Wellington Management’s U.S. Research Equity Team, and is designed to add value through fundamental, bottom-up stock selection. The equity portion of the Portfolio consists of multiple sub-portfolios, with each sub-portfolio actively managed by one or more of Wellington Management’s Global Industry Analysts. The allocation of assets to each sub-portfolio corresponds to the relative weight of the analysts’ coverage universe within the S&P 500 Index. However, within in an industry, an analyst’s stock selection may result in an overweight or underweight to certain sub-industries in his or her area of coverage.

Wellington Management’s U.S. Research Equity Team remains focused on fundamental stock research and is diligently assessing volatility and risks in the markets today. In some instances this volatility has presented attractive pricing opportunities for the Global Industry Analysts to add to or initiate on high conviction stocks. In other cases, the outlook for some businesses has deteriorated and the risk/reward profile has shifted, resulting in the analysts exiting positions.

In the technology sector, Wellington Management’s Global Industry Analysts have become incrementally more negative on the outlook for growth. Wellington’s semiconductor analyst, for example, acknowledges shifting industry dynamics due to a tariff-induced spending pause and probable inventory build-up ahead of tariff implementation. Earnings in the third quarter showed a slowdown in cloud capital expenditure, and while enterprise spending has been strong, it is a very economically sensitive segment and could turn quickly. Wellington Management’s Global Industry Analysts are focusing on companies exposed to 5G infrastructure as potential areas for growth.

Within the consumer space, Wellington Management’s analyst evaluated and prepared for the impact of tariffs, which he believed could have wide-ranging impacts within the retail industry. The best ideas of Wellington Management’s Global Industry Analysts reside in several sub-industries, including off-price retailers (TJX Companies (0.43%)), strong global brands (Nike (0.40%) and Coca-Cola (0.95%)) and franchised restaurants (McDonald’s (0.70%)), which happen to be the more defensive areas of the universe and are a prudent place to invest given the challenges of predicting the probability of future tariffs.

Within industrials, Wellington Management’s analysts are focused on companies with low volatility, low beta, and minimal exposure to China and foreign exchange markets. High quality aerospace and defense companies, Boeing (0.92%) and Lockheed Martin (0.58%), exemplify this approach and continue to be the equity Portfolio’s largest active overweights in this sector.

At the end of the year, the fixed income portion of the Portfolio was positioned with a modestly short duration posture. Wellington believes that the Portfolio continues to be moderately pro-cyclically positioned in credit markets. The fixed income Portfolio was overweight taxable municipal bonds which the fixed income investment team believes offer diversification benefits. The Portfolio was also overweight corporate bonds, though the fixed income investment team is incrementally reducing exposure while favoring higher quality and less cyclical sectors, such as U.S. financials. As of the end of the period, the fixed income Portfolio was positioned with an overweight to asset backed securities (ABS), particularly high quality collateralized loan obligations (CLOs), and to commercial mortgage-backed securities (CMBS). Additionally, the Portfolio maintained long its inflation positioning via an allocation to TIPS. The fixed income Portfolio has a small out-of-benchmark allocation to Fannie Mae Delegated Underwriting and Servicing securities (FNMA DUS) and to collateralized mortgage obligations (CMOs) for what Wellington Management considers to be favorable prepayment profiles. The fixed income portion of the Portfolio holds select prime, non-agency MBS issues given what Wellington Management believes are attractive valuations.

2396603.2

Global Atlantic Wellington Research Managed Risk Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Three	Five	Performance
	Year	Years	Years	Since Inception**
Global Atlantic Wellington Research Managed Risk Portfolio
Class II	(5.07)%	4.24%	4.52%	4.99%
S&P Target Risk® Moderate Index (Total Return)	(3.72)%	4.41%	3.31%	3.53%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	59.1%
Corporate Bonds	13.7%
Agency Mortgage Backed Securities	8.6%
U.S. Treasury Securities	4.4%
Asset Backed Securities	3.7%
Commercial Mortgage Backed Securities	2.8%
Exchange Traded Funds	1.5%
Money Market Fund	1.5%
Municipal Securities	1.1%
Sovereign Debt	0.5%
Collateralized Mortgage Obligations	0.2%
Preferred Stock	0.0%^
Other Assets Less Liabilities - Net	2.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.05%

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide current income and long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -3.77% compared to a benchmark return of -3.72%, a difference of -5 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Asset allocation contributed 0.53% to relative performance due to the Portfolio’s overweight to fixed income relative to equities. An overweight to domestic equities and an underweight to fixed income duration contributed 0.35% to relative performance, while manager selection detracted -0.36%. From an underlying fund perspective, MFS® VIT Growth Fund was the top contributor, adding 0.34% of relative performance (to the benchmark) on stand-alone performance of 2.67%. The iShares® Short-Term Corporate Bond ETF was another top contributor, adding 0.22% of relative performance on stand-alone performance of 1.25%, while the iShares® Core S&P 500 ETF contributed 0.20% of relative performance during the year on stand-alone performance of -4.47%.

The Oppenheimer International Growth was the largest negative contributor, detracting -0.81% of relative performance on stand-alone performance of -19.42%. The iShares® Russell 2000 ETF also detracted from returns, as it cost -0.68% of relative performance on stand-alone performance of -11.11%, while the iShares® S&P 500 Value ETF cost -0.49% of relative performance on stand-alone performance of -9.19%.

How was the Portfolio positioned at period end?

At year end, the Portfolio was underweight fixed income duration, underweight foreign fixed income, and underweight investment grade credit and high yield. The Portfolio was overweight domestic small cap equities relative to large cap equities, overweight foreign equities, overweight domestic value equities relative to growth equities, and largely overweight emerging markets equities.

2396603.2

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Class II	(3.77)%	2.91%
S&P Target Risk® Moderate Index (Total Return)	(3.72)%	3.86%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.14% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Debt Funds	39.4%
Variable Insurance Trusts - Debt Funds	24.4%
Exchange Traded Equity Funds	16.9%
Variable Insurance Trusts - Equity Funds	16.6%
Money Market Fund	7.2%
Liabilities Less Other Assets - Net	(4.5)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During 2018, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Aggressive Index. The Portfolio posted a return of 5.46% compared to a benchmark return of -7.65%, a difference of 1,311 basis points. The discussion of relative performance that follows pertains to this benchmark. Performance was materially positively impacted by a significant shareholder redemption that occurred on March 29, 2018 and represented 94% of the Portfolio’s assets. On the same day as the redemption, the equity market rallied, with the S&P 500 Index up 1.4%. As the Portfolio’s holdings were sold into this rally to cover the significant shareholder redemption, the remaining shareholders realized a daily net asset value (“NAV”) change of 15.3%.

What factors and allocation decisions influenced the Portfolio’s performance?

The portfolio’s overweight position in fixed income contributed 0.29% to relative performance. An underweight to international equities and fixed income duration contributed 0.61% to relative performance, while manager selection detracted -0.25%.

From an underlying fund perspective, iShares® Core S&P 500 ETF was the top contributor, adding 1.01% of relative performance on stand-alone performance of 7.68%. MFS VIT Growth was another top contributor, adding 0.85% of relative performance on stand-alone performance of 8.20%, while the iShares® S&P 500 Value ETF contributed 0.52% of relative performance during the year on stand-alone performance of 5.80%.

Oppenheimer International Growth Fund was the largest negative contributor, detracting -0.20% of relative performance on stand-alone performance of -2.86%. iShares® Core MSCI Emerging Markets ETF also detracted from returns, as it cost -0.05% of relative performance on stand-alone performance of -1.39%, while the American Funds Insurance Series® US Govt/AAA-Rated cost -0.02% of relative performance on stand-alone performance of -0.50%.

How was the Portfolio positioned at period end?

At year end, the Portfolio was underweight fixed income duration, underweight foreign fixed income, and underweight investment grade credit and high yield. The Portfolio was overweight domestic small cap equities relative to large cap equities, overweight foreign equities, overweight domestic value equities relative to growth equities, and largely overweight emerging markets equities.

2396603.2

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended December 31, 2018 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Class II	5.46%	9.79%
S&P Target Risk® Aggressive Index (Total Return)	(7.65)%	6.09%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.18% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Aggressive Index (Total Return) emphasizes exposure to equities, while also providing limited fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	41.9%
Variable Insurance Trusts - Equity Funds	34.7%
Exchange Traded Debt Funds	16.3%
Variable Insurance Trusts - Debt Funds	6.1%
Money Market Fund	5.6%
Liabilities Less Other Assets - Net	(4.6)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Global Atlantic American Funds® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	VARIABLE INSURANCE TRUSTS - 95.7%
	DEBT FUNDS - 33.5%
1,211,278	American Funds Insurance Series® - Mortgage Fund - Class I	$12,476,161
3,758,560	American Funds Insurance Series® - Bond Fund - Class 1	39,352,124
1,743,030	American Funds Insurance Series® - U.S. Government/AAA-Rated Securities Fund - Class I	20,811,774
		72,640,059
	EQUITY FUNDS - 62.2%
3,186,139	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class 1	39,444,397
1,591,503	American Funds Insurance Series® - Global Growth and Income Fund - Class 1	20,721,369
286,881	American Funds Insurance Series® - Global Small Capitalization Fund- Class 1	6,239,655
326,403	American Funds Insurance Series® - Growth Fund - Class 1	22,835,146
685,511	American Funds Insurance Series® - Growth-Income Fund - Class 1	31,115,332
470,106	American Funds Insurance Series® - International Fund - Class 1	8,302,073
298,309	American Funds Insurance Series® - New World Fund - Class 1	6,258,518
		134,916,490
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $210,553,381)	207,556,549

	SHORT-TERM INVESTMENTS - 0.0%*
	MONEY MARKET FUND - 0.0%*
13,012	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $13,012)	13,012

	TOTAL INVESTMENTS - 95.7% (Cost - $210,566,393)	$207,569,561
	OTHER ASSETS LESS LIABILITIES - NET - 4.3%	9,332,532
	TOTAL NET ASSETS - 100.0%	$216,902,093

*	Represents less than 0.05%

(a)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic American Funds® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

SHORT FUTURES CONTRACTS

	Number of				Unrealized
Description	Contracts	Expiration Date	Counterparty	Notional Amount	Appreciation
E-mini Russell 2000 Index Future	63	Mar-19	Credit Suisse	$4,249,350	$121,060
E-mini S&P 500 Future	281	Mar-19	Credit Suisse	35,198,060	654,540
E-mini S&P MidCap 400 Future	13	Mar-19	Credit Suisse	2,160,860	50,775
MSCI EAFE Index Future	158	Mar-19	Credit Suisse	13,556,400	97,090
MSCI Emerging Markets Index Future	105	Mar-19	Credit Suisse	5,075,700	18,195
TOTAL UNREALIZED APPRECIATION ON SHORT FUTURES CONTRACTS					$941,660

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 95.7%
	DEBT FUNDS - 43.5%
87,249	iShares 1-3 Year Bond ETF	$7,295,761
44,081	iShares Broad USD Investment Grade Corporate Bond ETF	2,334,089
188,806	iShares Core U.S. Aggregate Bond ETF	20,105,951
11,714	iShares iBoxx High Yield Corporate Bond ETF	950,006
5,586	iShares JP Morgan USD Emerging Markets Bond ETF	580,441
83,427	iShares Short-Term Corporate Bond ETF	4,308,170
		35,574,418
	EQUITY FUNDS - 52.2%
123,776	iShares Core MSCI EAFE ETF	6,807,680
15,314	iShares Core MSCI Emerging Markets ETF	722,055
94,317	iShares Core S&P 500 ETF	23,731,100
20,076	iShares Core S&P Mid-Cap ETF	3,333,821
25,615	iShares Core S&P Small-Cap ETF	1,775,632
37,907	iShares MSCI Japan ETF	1,921,506
31,528	iShares Russell 1000 ETF	4,372,618
		42,664,412
	TOTAL EXCHANGE TRADED FUNDS (Cost - $74,337,249)	78,238,830

	SHORT-TERM INVESTMENT - 0.0%*
	MONEY MARKET FUND - 0.0%*
1,776	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $1,776)	1,776

	TOTAL INVESTMENTS - 95.7% (Cost - $74,339,025)	$78,240,606
	OTHER ASSETS LESS LIABILITIES - NET - 4.3%	3,507,108
	TOTAL NET ASSETS - 100.0%	$81,747,714

EAFE - Europe, Australasia, and the Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

*	Respresents less than 0.05%

(a)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

SHORT FUTURES CONTRACTS

	Number of				Unrealized
Description	Contracts	Expiration Date	Counterparty	Notional Amount	Appreciation
E-mini Russell 2000 Index Future	15	Mar-19	Credit Suisse	$1,011,750	$25,860
E-mini S&P 500 Future	107	Mar-19	Credit Suisse	13,402,820	268,829
E-mini S&P MidCap 400 Future	11	Mar-19	Credit Suisse	1,828,420	35,855
MSCI EAFE Index Future	46	Mar-19	Credit Suisse	3,946,800	36,920
MSCI Emerging Markets Index Future	11	Mar-19	Credit Suisse	531,740	3,265
TOTAL UNREALIZED APPRECIATION ON SHORT FUTURES CONTRACTS					$370,729

See accompanying notes to financial statements.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	VARIABLE INSURANCE TRUST - 95.3%
	ASSET ALLOCATION FUND - 95.3%
15,168,907	BlackRock Global Allocation V.I. Fund - Class 1 (Cost - $251,722,440)	$230,415,698

	SHORT-TERM INVESTMENTS - 4.1%
	MONEY MARKET FUND - 4.1%
9,851,208	Fidelity Investments Money Market Funds - Government Portfolio Institutional Class to yield 2.25% (a)(Cost - $9,851,208)	9,851,208

	TOTAL INVESTMENTS - 99.4% (Cost - $261,573,648)	$240,266,906
	OTHER ASSETS LESS LIABILITIES - NET - 0.6%	1,534,427
	TOTAL NET ASSETS - 100.0%	$241,801,333

(a)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

SHORT FUTURES CONTRACTS

	Number of				Unrealized
Description	Contracts	Expiration Date	Counterparty	Notional Amount	Appreciation
E-mini Russell 2000 Index Future	14	Mar-19	Credit Suisse	$944,300	$20,065
E-mini S&P 500 Future	175	Mar-19	Credit Suisse	21,920,500	275,637
E-mini S&P MidCap 400 Future	13	Mar-19	Credit Suisse	2,160,860	36,140
MSCI EAFE Index Future	275	Mar-19	Credit Suisse	23,595,000	233,144
MSCI Emerging Markets Index Future	139	Mar-19	Credit Suisse	6,719,260	28,220
TOTAL UNREALIZED APPRECIATION ON SHORT FUTURES CONTRACTS					$593,206

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 71.1%
	AEROSPACE/DEFENSE - 3.7%
700	Boeing Co.	$225,750
25,170	General Dynamics Corp.	3,956,976
14,300	Raytheon Co.	2,192,905
33,000	United Technologies Corp.	3,513,840
		9,889,471
	AGRICULTURE - 0.9%
46,700	Bunge Ltd.	2,495,648

	APPAREL - 1.4%
49,040	NIKE, Inc.	3,635,826

	BEVERAGES - 1.2%
28,800	PepsiCo, Inc.	3,181,824

	BUILDING MATERIALS - 0.9%
80,375	Johnson Controls International PLC	2,383,119

	CHEMICALS - 7.2%
34,900	Air Products & Chemicals, Inc.	5,585,745
83,500	Albemarle Corp.	6,435,345
41,550	Linde PLC	6,483,462
15,350	Versum Materials, Inc.	425,502
		18,930,054
	COMMERCIAL SERVICES - 2.3%
17,600	Cintas Corp.	2,956,624
15,300	Ecolab, Inc.	2,254,455
20,400	Matthews International Corp.	828,648
		6,039,727
	COMPUTERS - 2.3%
42,600	Accenture PLC - Cl. A	6,007,026

	COSMETICS/PERSONAL CARE - 2.1%
43,266	Colgate-Palmolive Co.	2,575,192
32,700	Procter & Gamble Co. (The)	3,005,784
		5,580,976
	DISTRIBUTION/WHOLESALE - 0.7%
6,200	WW Grainger, Inc.	1,750,632

	DIVERSIFIED FINANCIAL SERVICES - 1.2%
23,690	Visa, Inc. - Cl. A	3,125,659

	ELECTRONICS - 3.1%
50,460	Honeywell International, Inc.	6,666,775
60,770	nVent Electric PLC *	1,364,894
8,176	Resideo Technologies, Inc.	168,017
		8,199,686
	ENVIRONMENTAL CONTROL - 0.8%
55,670	Pentair PLC	2,103,213

	FOOD - 1.2%
22,860	McCormick & Co., Inc. (The)	3,183,026

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	HEALTHCARE-PRODUCTS - 10.4%
60,600	Abbott Laboratories	$4,383,198
29,900	Becton Dickinson and Co.	6,737,068
30,000	Dentsply Sirona, Inc.	1,116,300
64,300	Medtronic PLC	5,848,728
43,700	Stryker Corp.	6,849,975
25,000	West Pharmaceutical Services, Inc.	2,450,750
		27,386,019
	INSURANCE - 1.4%
41,200	Aflac, Inc.	1,877,072
13,993	Chubb Ltd.	1,807,616
		3,684,688
	IRON/STEEL - 0.6%
28,710	Nucor Corp.	1,487,465

	MACHINERY-DIVERSIFIED - 4.6%
45,100	Dover Corp.	3,199,845
33,740	Roper Technologies, Inc.	8,992,385
		12,192,230
	MEDIA - 0.2%
14,540	John Wiley & Sons, Inc.	682,944

	MISCELLANEOUS MANUFACTURING - 1.6%
27,880	Carlisle Cos, Inc.	2,802,497
32,929	Donaldson Co., Inc.	1,428,789
		4,231,286
	OIL & GAS - 3.2%
9,900	Chevron Corp.	1,077,021
32,300	EOG Resources, Inc.	2,816,883
22,300	Exxon Mobil Corp.	1,520,637
49,500	Occidental Petroleum Corp.	3,038,310
		8,452,851
	OIL & GAS SERVICES - 0.8%
29,100	Apergy Corp. *	788,028
38,000	Schlumberger Ltd.	1,371,040
		2,159,068
	PHARMACEUTICALS - 3.3%
19,760	AbbVie, Inc.	1,821,674
26,490	CVS Health Corp.	1,735,625
32,800	Johnson & Johnson	4,232,840
18,000	Perrigo Co. PLC	697,500
8,200	Roche Holding AG	254,856
		8,742,495
	RETAIL - 7.3%
50,890	Gap, Inc. (The)	1,310,926
20,370	McDonald’s Corp.	3,617,101
44,200	Ross Stores, Inc.	3,677,440
18,900	Target Corp.	1,249,101
39,400	Tiffany & Co.	3,172,094
24,070	Walgreens Boots Alliance, Inc.	1,644,703
28,000	Wal-Mart Inc.	2,608,200
21,800	Yum! Brands, Inc.	2,003,856
		19,283,421

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	SEMICONDUCTORS - 4.5%
66,571	Analog Devices, Inc.	$5,713,789
64,500	Texas Instruments, Inc.	6,095,250
		11,809,039
	SOFTWARE - 3.4%
89,410	Microsoft Corp.	9,081,374

	TRANSPORTATION - 0.8%
22,010	United Parcel Service, Inc.	2,146,635

	TOTAL COMMON STOCKS (Cost - $154,775,329)	187,845,402

Principal Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 7.2%
$300,000	Alinea CLO 2018-1 Ltd. 3 Month LIBOR +1.65 (a)^	3.957	7/20/2031	293,028
400,000	AMMC CLO XI Ltd. 3 Month LIBOR + 1.90 (a)^	4.420	4/30/2031	372,369
300,000	AMMC CLO 21 Ltd. 3 Month LIBOR + 2.10 (a)^	4.659	11/2/2030	284,230
250,000	Antares CLO 2018-1 Ltd. 3 Month LIBOR + 1.65 (a)^	4.119	4/20/2031	249,995
300,000	Atrium XIV LLC 3 Month LIBOR + 1.45 (a)^	3.807	8/23/2030	294,941
250,000	BCC Middle Market CLO 2018-1 LLC 3 Month LIBOR + 2.15 (a)^	4.369	10/20/2030	249,991
150,000	Bellemeade RE 2018-1 Ltd. 1 Month LIBOR + 1.60 (a)^	4.106	4/25/2028	150,000
250,000	BlueMountain CLO 2014-2 Ltd. 3 Month LIBOR + 1.40 (a)^	3.869	10/20/2030	244,250
200,000	BlueMountain Fuji CLO II Ltd. 3 Month LIBOR + 2.15 (a)^	4.498	10/20/2030	191,649
250,000	Carlyle Global Market Strategies CLO 2015-1 LLC 3 Month LIBOR + 2.80 (a)^	4.636	10/15/2031	248,155
1,000,000	Carlyle Global Market Strategies CLO 2015-2 3 Month LIBOR + 0.78 (a)^	3.289	4/27/2027	988,419
200,000	Carlyle Global Market Strategies CLO 2017-4 A1 3 Month LIBOR + 2.80 (a)^	5.236	1/15/2030	185,289
250,000	CD 2016-CD2 Mortgage Trust ^	3.526	11/10/2049	248,528
212,843	CIM Trust 2018-INV1 (a)	4.000	8/25/2048	213,791
160,000	DBCG 2017-BBG Mortgage Trust 1 Month LIBOR + 0.70 (a)^	3.155	6/15/2034	159,427
300,000	Dryden 50 Senior Loan Fund 3 Month LIBOR + 2.25 (a)^	4.686	7/15/2030	290,325
300,000	Dryden 64 CLO Ltd. 3 Month LIBOR + 2.65 (a)^	5.095	4/18/2031	274,447
250,000	Eleven Madison Trust 2015-11MD Mortgage Trust (a)^	3.555	9/10/2035	250,782
250,000	Ellington CLO III Ltd. 3 Month LIBOR + 1.65 (a)^	4.119	7/20/2030	247,768
45,550	Emerson Park CLO Ltd. 3 Month LIBOR + 0.98 (a)^	3.416	7/15/2025	45,517
230,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 2.60^	5.106	5/25/2024	240,449
247,516	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 2.60^	5.106	5/25/2024	256,435
294,108	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 2.90^	5.406	7/25/2024	306,459
297,602	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 3.00^	5.506	7/25/2024	313,591
250,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 3.55^	6.056	7/25/2029	264,949
148,101	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.00^	6.506	5/25/2025	158,618
182,937	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.00^	6.506	5/25/2025	194,070
195,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.25^	6.756	1/25/2029	215,921
250,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.40^	6.906	1/25/2024	276,861
337,320	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.90^	7.406	11/25/2024	376,576
214,208	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 5.00^	7.506	7/25/2025	235,639
171,957	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 5.00^	7.506	7/25/2025	185,860
130,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 5.75^	8.256	7/25/2029	149,634
300,000	Flagship CLO VIII Ltd. 3 Month LIBOR + 0.85 (a)^	3.286	1/16/2026	297,195
250,000	Flagship CLO VIII Ltd. 3 Month LIBOR + 3.05 (a)^	5.486	1/16/2026	239,909
350,000	Freddie Mac - STACR 1 Month LIBOR + 3.25^	5.756	5/25/2025	378,914
300,000	Freddie Mac - STACR 1 Month LIBOR + 3.80^	6.306	3/25/2025	314,318
300,000	Freddie Mac - STACR 1 Month LIBOR + 3.90^	6.406	12/25/2027	322,149
436,759	Freddie Mac - STACR 1 Month LIBOR + 4.00^	6.506	8/25/2024	467,440
231,931	Freddie Mac - STACR 1 Month LIBOR + 4.15^	6.656	1/25/2025	245,776
250,000	Freddie Mac - STACR 1 Month LIBOR + 4.65^	7.156	10/25/2028	280,253
250,000	Freddie Mac - STACR 1 Month LIBOR + 4.70^	7.206	4/25/2028	287,884

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 7.2% (Continued)
$250,000	Freddie Mac - STACR 1 Month LIBOR + 5.15^	7.656	11/25/2028	$290,080
650,000	Freddie Mac - STACR 1 Month LIBOR + 5.55^	8.056	7/25/2028	763,802
200,000	Gilbert Park CLO Ltd. 3 Month LIBOR + 2.95 (a)^	5.386	10/15/2030	188,254
250,000	Halcyon Loan Advisors Funding 2018-1 Ltd. 3 Month LIBOR + 1.80 (a)^	4.183	7/20/2031	239,271
200,000	Hayfin Kingsland IX Ltd. 3 Month LIBOR + 1.80 (a)^	4.309	4/28/2031	193,102
156,656	Invitation Homes Trust 1 Month LIBOR + 0.85 (a)^	3.305	12/17/2036	154,744
500,000	LCM XXV Ltd. 3 Month LIBOR + 2.30 (a)^	4.769	7/20/2030	485,629
918,000	Madison Park Funding XXVII Ltd. 3 Month LIBOR + 1.13 (a)^	3.599	4/20/2030	889,465
210,542	Mill City Mortgage Loan Trust 2016-1 (a)^	2.500	4/25/2057	207,410
300,000	Neuberger Berman CLO XXII Ltd. 3 Month LIBOR + 1.40 (a)^	3.849	10/17/2030	294,057
649,000	Neuberger Berman Loan Advisers CLO 27 Ltd. 3 Month LIBOR + 1.10 (a)^	3.536	1/15/2030	625,861
200,000	NZCG Funding Ltd. 3 Month LIBOR + 1.55 (a)^	4.239	2/26/2031	188,853
300,000	Octagon Investment Partners 33 Ltd. 3 Month LIBOR + 1.50 (a)^	3.969	1/20/2031	290,562
100,000	Octagon Investment Partners 33 Ltd. 3 Month LIBOR + 2.75 (a)^	5.219	1/20/2031	90,360
500,000	Octagon Investment Partners 35 Ltd. 3 Month LIBOR + 1.10 (a)^	3.569	1/20/2031	482,355
250,000	Octagon Investment Partners XXIII Ltd. 3 Month LIBOR + 1.85 (a)^	4.286	7/15/2027	239,285
250,000	Race Point X CLO Ltd. 3 Month LIBOR + 1.65 (a)^	4.140	7/25/2031	244,955
150,000	Radnor RE 2018-1 Ltd. 1 Month LIBOR + 1.40 (a)^	3.906	3/25/2028	150,284
200,000	Strata CLO I Ltd. 3 Month LIBOR + 2.20 (a)^	-	1/15/2031	200,000
100,000	TCI-Flatiron CLO 2017-1 Ltd. 3 Month LIBOR + 2.75 (a)^	5.390	11/17/2030	90,852
213,415	Towd Point Mortgage Trust (a)^	2.750	11/25/2060	211,646
229,640	Towd Point Mortgage Trust 2016-4 (a)^	2.250	7/25/2056	224,655
162,163	Towd Point Mortgage Trust 2017-1 (a)^	2.750	10/25/2056	158,042
218,402	Towd Point Mortgage Trust 2017-2 (a)^	2.750	4/25/2057	213,345
148,815	Towd Point Mortgage Trust 2017-3 (a)^	2.750	6/25/2057	145,593
115,991	Towd Point Mortgage Trust 2017-4 (a)^	2.750	6/25/2057	112,166
250,000	Voya CLO 2014-1 Ltd. 3 Month LIBOR + 2.80 (a)^	5.245	4/18/2031	226,474
	TOTAL ASSET BACKED SECURITIES (Cost - $19,549,682)			19,092,903

	CORPORATE BONDS - 9.1%
	AEROSPACE/DEFENSE - 0.2%
300,000	Lockheed Martin Corp.	4.700	5/15/2046	312,609
100,000	United Technologies Corp.	7.500	9/15/2029	125,771
				438,380
	AGRICULTURE - 0.2%
200,000	Bunge Ltd. Finance Corp.	3.750	9/25/2027	177,860
300,000	Reynolds American, Inc.	5.700	8/15/2035	292,929
				470,789
	AUTO PARTS & EQUIPMENT - 0.1%
200,000	Aptiv Corp.	4.150	3/15/2024	200,199

	BANKS - 1.9%
300,000	Banca Monte Dei Paschi di Siena SpA	2.125	11/26/2025	342,482
700,000	Bank of America Corp.	3.500	4/19/2026	673,635
300,000	Barclays PLC	4.375	9/11/2024	283,217
600,000	Citigroup, Inc.	3.400	5/1/2026	564,372
500,000	Goldman Sachs Group, Inc. (The)	3.750	2/25/2026	472,823
400,000	HSBC Holdings PLC	4.300	3/8/2026	394,567
200,000	ICICI Bank Ltd. (a)	3.800	12/14/2027	180,409
250,000	Industrial & Commercial Bank of China Ltd.	2.957	11/8/2022	243,930
100,000	Intesa Sanpaolo SpA (a)	6.500	2/24/2021	102,518
500,000	JPMorgan Chase & Co.	3.200	6/15/2026	470,883
500,000	Morgan Stanley	3.875	1/27/2026	487,686
200,000	Turkiye Vakiflar Bankasi TAO	2.375	5/4/2021	218,455
200,000	Wells Fargo & Co.	2.500	3/4/2021	196,715

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 1.9% (Continued)
$500,000	Wells Fargo & Co.	3.000	4/22/2026	$465,919
				5,097,611
	BEVERAGES - 0.2%
500,000	Anheuser-Busch InBev Finance, Inc. (a)	3.650	2/1/2026	472,774

	BIOTECHNOLOGY - 0.1%
200,000	Biogen, Inc.	5.200	9/15/2045	206,504
100,000	Celgene Corp.	3.450	11/15/2027	90,999
				297,503
	CHEMICALS - 0.2%
100,000	Chemours Co.	5.375	5/15/2027	90,000
100,000	Dowdupont, Inc.	4.205	11/15/2023	102,215
200,000	LYB International Finance BV	4.000	7/15/2023	200,959
200,000	SABIC Capital II BV (a)	4.500	10/10/2028	198,880
				592,054
	COAL - 0.0% **
100,000	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (a)	7.500	6/15/2025	94,750

	COMMERICAL SERVICES - 0.0% **
100,000	IHS Markit Ltd. (a)	4.000	3/1/2026	93,000

	COMPUTERS - 0.1%
100,000	Dell International LLC/EMC Corp. (a)	3.480	6/1/2019	99,704
200,000	West Corp. (a)	8.500	10/15/2025	157,000
				256,704
	DIVERSIFIED FINANCIAL SERVICES - 0.4%
700,000	Capital One Financial Corp.	3.200	2/5/2025	653,481
200,000	Navient Corp.	6.750	6/25/2025	170,500
100,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp. (a)	6.750	6/1/2025	92,500
				916,481
	ELECTRIC - 1.2%
300,000	Calpine Corp.	5.375	1/15/2023	281,250
200,000	Colbun SA (a)	3.950	10/11/2027	184,500
400,000	Dominion Energy, Inc.	3.900	10/1/2025	398,521
100,000	Duke Energy Carolinas LLC	6.100	6/1/2037	119,962
100,000	Duke Energy Indiana LLC	3.750	7/15/2020	101,318
200,000	EDP Finance BV (a)	3.625	7/15/2024	187,016
400,000	Electricite De France SA 10 Year Swap Rate + 3.71 (a)^	5.250	1/29/2049	378,000
200,000	Israel Electric Corp. Ltd. (a)	4.250	8/14/2028	189,984
200,000	PacifiCorp.	6.100	8/1/2036	241,504
300,000	Southern Co. (The)	3.250	7/1/2026	281,026
300,000	State Grid Overseas Investment 2016 Ltd. (a)	3.500	5/4/2027	288,986
100,000	Talen Energy Supply LLC (a)	9.500	7/15/2022	100,500
300,000	Three Gorges Finance I Cayman Islands Ltd. (a)	3.700	6/10/2025	295,925
				3,048,492
	ELECTRONICS - 0.0% **
100,000	Tech Data Corp.	4.950	2/15/2027	93,866

	ENTERTAINMENT - 0.0% **
100,000	Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC (a)	7.000	7/15/2026	97,250

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	FOOD - 0.2%
$300,000	Kraft Heinz Foods Co.	3.000	6/1/2026	$267,625
300,000	Kroger Co. (The)	4.000	2/1/2024	302,538
50,000	Lamb Weston HLD (a)	4.875	11/1/2026	48,000
				618,163
	FOOD SERVICE - 0.0% **
100,000	Aramark Services, Inc. (a)	5.000	2/1/2028	93,250

	HEALTHCARE-PRODUCTS - 0.1%
100,000	Avantor, Inc. (a)	6.000	10/1/2024	98,250
200,000	Edwards Lifesciences Corp.	4.300	6/15/2028	202,207
				300,457
	HEALTHCARE-SERVICES - 0.2%
100,000	Centene Corp. (a)	5.375	6/1/2026	97,250
100,000	CHS/Community Health Systems, Inc.	6.250	3/31/2023	90,880
200,000	Cigna Corp.	3.250	4/15/2025	190,071
35,000	Orlando Health Obligated Group	3.777	10/1/2028	35,161
				413,362
	INSURANCE - 0.3%
300,000	Liberty Mutual Group, Inc. (a)	4.950	5/1/2022	309,308
400,000	Teachers Insurance & Annuity Association of America (a)	4.900	9/15/2044	414,768
				724,076
	INTERNET - 0.3%
200,000	Alibaba Group Holding Ltd.	4.400	12/6/2057	180,158
100,000	Amazon.com, Inc.	2.800	8/22/2024	97,196
200,000	Baidu, Inc.	4.375	5/14/2024	201,645
100,000	Symantec Corp. (a)	5.000	4/15/2025	93,268
200,000	Tencent Holdings Ltd. (a)	3.595	1/19/2028	187,912
				760,179
	LODGING - 0.0% **
100,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. LLC (a)	5.250	5/15/2027	88,000

	MACHINERY - CONSTRUCTION AND MINING - 0.0% **
100,000	Vertiv Group Corp. (a)	9.250	10/15/2024	92,000

	MACHINERY - DIVERSIFIED - 0.1%
100,000	CNH Industrial NV	3.850	11/15/2027	90,957
100,000	Tennant Co.	5.625	5/1/2025	94,250
				185,207
	MEDIA - 0.2%
100,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a)	5.125	5/1/2027	93,140
300,000	Comcast Corp.	3.150	2/15/2028	281,755
200,000	CSC Holdings LLC	5.500	5/15/2026	188,500
				563,395
	MINING - 0.2%
100,000	First Quantum Minerals Ltd. (a)	7.250	4/1/2023	88,000
300,000	Glencore Finance Canada Ltd. (a)	4.950	11/15/2021	306,409
100,000	Northwest Acquistions ULC/Dominion Finco, Inc. (a)	7.125	11/1/2022	98,780
				493,189
	OIL & GAS - 0.6%
100,000	Anadarko Petroleum Corp.	6.450	9/15/2036	108,000
100,000	BP Capital Markets PLC	3.535	11/4/2024	99,071
100,000	Chevron Corp.	2.895	3/3/2024	97,593
400,000	CNOOC Finance 2015 USA LLC	3.500	5/5/2025	387,412
100,000	Exxon Mobil Corp.	2.222	3/1/2021	98,560
100,000	Harvest Operations Corp. (a)	4.200	6/1/2023	102,629

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	OIL & GAS - 0.6% (Continued)
$100,000	Shell International Financial Corp.	3.400	8/12/2023	$100,843
400,000	Sinapec Group Overseas Development (a)	3.250	4/28/2025	382,499
100,000	Sunoco LP/Sunoco Finance Corp.	4.875	1/15/2023	97,500
100,000	Total Capital International SA	3.750	4/10/2024	101,123
				1,575,230
	OIL & GAS SERVICES - 0.1%
200,000	Weatherford International Ltd.	8.250	6/15/2023	120,000

	PACKAGING & CONTAINERS - 0.2%
200,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (a)	6.000	2/15/2025	184,624
100,000	Broadway Holding Co. (a)	7.250	4/15/2025	89,750
100,000	OI European Group BV (a)	4.000	3/15/2023	93,500
100,000	Plastipak Holdings, Inc. (a)	6.250	10/15/2025	88,500
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (a)	7.000	7/15/2024	95,250
				551,624
	PHARMACEUTICALS - 0.4%
300,000	Allergan Funding SCS	4.550	3/15/2035	284,579
100,000	Bayer U.S. Finance II LLC (a)	4.375	12/15/2028	95,475
200,000	Bayer U.S. Finance LLC (a)	3.000	10/8/2021	195,554
100,000	Cigna Corp. (a)	4.125	11/15/2025	99,859
100,000	CVS Health Corp.	4.300	3/25/2028	97,761
200,000	Endo DAC/Endo Finance Ltd. (a)	6.000	2/1/2025	143,500
				916,728
	PIPELINES - 0.3%
100,000	Cheniere Corpus Christi Holdings Ltd.	7.000	6/30/2024	105,500
100,000	Cheniere Energy Partners LP	5.250	10/1/2025	93,250
100,000	Energy Transfer Equity LP	4.250	3/15/2023	96,250
100,000	Enterprise Products Operating LLC	4.450	2/15/2043	90,745
400,000	Sabine Pass Liquefacation LLC	5.000	3/15/2027	401,336
				787,081
	REAL ESTATE INVESTMENT TRUSTS - 0.3%
100,000	American Homes 4 Rent LP	4.250	2/15/2028	96,636
300,000	American Tower Corp.	4.400	2/15/2026	299,766
300,000	National Retail Properties, Inc.	4.300	10/15/2028	301,479
150,000	Prologics LP	3.750	11/1/2025	150,752
				848,633
	RETAIL - 0.3%
100,000	Beacon Roofing Supply, Inc. (a)	4.875	11/1/2025	87,875
300,000	Dollar Tree, Inc.	4.000	5/15/2025	288,406
300,000	Home Depot, Inc. (The)	2.125	9/15/2026	270,047
100,000	Party City Holdings, Inc. (a)	6.625	8/1/2026	91,000
200,000	PetSmart, Inc. (a)	7.125	3/15/2023	116,500
				853,828
	SEMICONDUCTORS - 0.0% **
100,000	Qorvo, Inc.	5.500	7/15/2026	95,500

	SOFTWARE - 0.1%
100,000	Ascend Learning LLC (a)	6.875	8/1/2025	95,750
200,000	Fiserv, Inc.	3.850	6/1/2025	198,219
				293,969
	TELECOMMUNICATIONS - 0.4%
200,000	Juniper Networks, Inc.	4.350	6/15/2025	199,500
150,000	Sprint Corp.	7.125	6/15/2024	148,550
200,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC (a)	5.152	3/20/2028	196,500

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	TELECOMMUNICATIONS - 0.4% (Continued)
$150,000	Telefonica Emisiones, S.A.U.	4.570	4/27/2023	$154,075
300,000	Verizon Communications, Inc.	2.625	8/15/2026	271,988
				970,613
	TRANSPORTATION - 0.2%
500,000	FedEx Corp.	3.250	4/1/2026	474,653

	TOTAL CORPORATE BONDS (Cost $25,421,094)			23,988,990
	MUNICIPAL BOND - 0.0% **
90,000	San Jose Redevelopment Agency Successor Agency (Cost $90,000)	3.226	8/1/2027	88,203

	TERM LOANS - 1.5%
147,744	AMC Entertainment ^	4.322	12/15/2023	141,613
100,000	American Airlines, Inc. ^	3.980	6/27/2025	93,375
14,988	American Airlines, Inc. ^	4.277	10/10/2021	14,531
120,483	Aramark Corp. ^	4.006	3/28/2024	116,530
75,035	Aristocrat Technologies ^	4.097	10/19/2024	71,846
85,907	Ascena Retail Group, Inc. ^	6.625	8/21/2022	79,678
148,867	Ashland LLC ^	-	5/17/2024	144,650
221,631	Avis Budget Car Rental ^	4.340	2/13/2025	213,136
148,875	Axalta Coating Systems ^	4.084	6/1/2024	139,943
197,000	Cablevision	4.408	7/17/2025	186,461
17,344	Chemours, Inc. ^	3.850	4/3/2025	16,607
5,487	Commscope, Inc. ^	4.093	12/29/2022	5,185
99,222	Eldorado Resorts, Inc. ^	4.438	4/17/2024	94,675
34,561	Endo Luxenbourg Finance ^	6.500	4/29/2024	32,661
92,484	Felp TL B 1L USD Corp. ^	8.109	3/28/2022	90,364
100,000	Fieldwood Energy ^	7.492	4/11/2022	93,188
42,926	General Nutrition Centers, Inc. ^	9.100	12/31/2022	42,282
86,992	General Nutrition Centers, Inc. ^	10.850	3/4/2021	80,250
99,243	Go Daddy ^	4.492	2/15/2024	94,579
34,359	Harbor Freight Tools	4.593	8/19/2023	32,329
43,135	HCA, Inc. ^	-	3/18/2023	42,043
97,222	Hertz Corp. ^	4.850	6/30/2023	93,264
136,839	Hilton Worldwide Finance LLC ^	3.966	10/25/2023	131,708
112,900	IMS ^	4.386	1/13/2025	109,324
246,241	JBS USA	4.862	10/30/2022	236,391
20,336	Jo-Ann Stores, Inc. ^	7.509	10/23/2023	19,294
39,700	Las Vegas Sands LLC ^	3.844	3/27/2025	37,820
7,728	Legal Zoom	-	11/21/2024	7,574
79,194	Live Nation Entertainment ^	3.875	10/31/2023	77,280
127,770	Mallinckrodt International ^	5.203	9/24/2024	116,910
245,910	Mediacom Illinois LLC ^	3.920	2/15/2024	234,025
149,250	Michaels Stores, Inc. ^	4.714	1/28/2023	142,347
99,237	NRG Energy, Inc. ^	4.136	6/30/2023	95,218
59,060	Post Holdings, Inc. ^	4.100	5/24/2024	56,796
99,241	Sinclair Television Group ^	4.500	1/3/2024	94,031
89,041	Thor Industries	-	11/1/2025	83,699
20,178	Trans Union LLC ^	-	8/9/2022	19,396
94,380	United Rentals NA	4.052	10/31/2025	92,445
196,704	U.S. Renal Care, Inc.	6.636	11/16/2022	186,770
47,279	Valeant Pharmaceuticals International, Inc. ^	5.092	6/1/2025	45,059
19,750	Valeant Pharmaceuticals International, Inc. ^	5.129	6/1/2025	18,701
148,875	Yum! Brands ^	3.828	4/3/2025	145,061
	TOTAL TERM LOANS (Cost - $4,024,616)			3,869,039

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	MORTGAGE BACKED SECURITIES - 6.2%
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.9%
$1,765,000	Freddie Mac Gold Pool	3.500	1/15/2047	$1,763,897
1,362,457	Freddie Mac Gold Pool	3.500	8/1/2047	1,361,998
1,726,796	Freddie Mac Gold Pool	3.500	3/1/2048	1,726,748
1,041,000	Freddie Mac Gold Pool	4.000	10/15/2047	1,061,007
1,192,555	Freddie Mac Gold Pool	4.000	4/1/2048	1,216,009
1,661,965	Freddie Mac Gold Pool	4.000	8/1/2048	1,695,519
1,420,382	Freddie Mac Gold Pool	4.000	10/1/2048	1,447,359
				10,272,537
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.6%
2,060,000	Fannie Mae Pool	3.500	12/25/2045	2,059,638
1,644,190	Fannie Mae Pool	3.500	9/1/2047	1,644,138
215,269	Fannie Mae Pool	3.500	3/1/2048	215,262
289,529	Fannie Mae Pool	3.500	4/1/2048	289,554
				4,208,592
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.7%
1,728,234	Ginnie Mae II Pool	4.500	9/20/2048	1,789,507

	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $16,302,156)			16,270,636

	COMMERCIAL MORTGAGE OBLIGATION - 0.1%
280,000	FREMF Mortgage Trust (a)^ (Cost - $283,159)	3.992	12/25/2050	269,558

	SOVEREIGN DEBT - 0.3%
200,000	Export-Import Bank of China (a)	3.625	7/31/2024	200,017
200,000	Export-Import Bank of India (a)	3.875	2/1/2028	187,965
300,000	Export-Import Bank of Korea	2.250	1/21/2020	297,362
	TOTAL SOVEREIGN DEBT (Cost - $706,353)			685,344

	U.S. TREASURY SECURITIES - 2.1%
855,000	United States Treasury Bond	2.250	8/15/2046	730,725
600,000	United States Treasury Bond	2.500	2/15/2045	543,750
825,000	United States Treasury Bond	2.500	2/15/2046	744,820
840,000	United States Treasury Bond	2.500	5/15/2046	757,542
150,000	United States Treasury Bond	2.750	8/15/2047	142,061
385,000	United States Treasury Bond	2.875	5/15/2043	375,841
250,000	United States Treasury Bond	3.000	11/15/2044	249,619
110,000	United States Treasury Bond	3.000	8/15/2048	109,480
150,000	United States Treasury Bond	3.125	2/15/2042	153,551
100,000	United States Treasury Bond	3.125	5/15/2048	101,898
125,000	United States Treasury Bond	3.750	8/15/2041	141,016
500,000	United States Treasury Bond	4.250	11/15/2040	604,219
455,000	United States Treasury Inflation Index Note	0.125	7/15/2022	485,987
550,000	United States Treasury Inflation Index Note	0.125	7/15/2024	561,702
	TOTAL U.S. TREASURY SECURITIES (Cost - $5,810,033)			5,702,211

	SHORT-TERM INVESTMENT - 1.0%
	MONEY MARKET FUND - 1.0%
2,688,846	Fidelity Investments Money Market - Money Market Portfolio, Institutional Class to yield 2.25% (b)			2,688,846
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,688,846)

	TOTAL INVESTMENTS - 98.6% (Cost - $229,651,268)			$260,501,132
	OTHER ASSETS LESS LIABILITIES - NET - 1.4%			3,782,366
	TOTAL NET ASSETS - 100.0%			$264,283,498

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

**	Represents less than 0.05%

^	Variable rate security.

Benchmark	Rate
1 Month LIBOR	2.09%
3 Month LIBOR	2.34%
10 Year Swap Rate	2.92%

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LP - Limited Partnership

REIT - Real Estate Investment Trust

STACR - Structured Agency Credit Risk Debt

(a)	144a - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2018, these securities amounted to $20,741,034 or 7.8% of net assets.

(b)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Futures Contracts
					Unrealized
					Appreciation/
	Counterparty	Contracts	Expiration Date	Notional Value	(Depreciation)
SHORT FUTURES CONTRACTS
Euro Bund Future	Morgan Stanley	8	Mar-19	1,495,607	$(3,530)
MSCI Emerging Markets Future	Morgan Stanley	38	Mar-19	1,836,920	8,125
S&P Mid 400 E-Mini Future	Morgan Stanley	75	Mar-19	12,466,500	349,335
S&P 500 E-Mini Future	Morgan Stanley	702	Mar-19	87,932,520	2,128,443
U.S. 10 Year Ultra Bond Future	Morgan Stanley	8	Mar-19	1,040,625	(18,359)
					2,464,014

LONG FUTURES CONTRACT
Australian 10 Year Bond Future	Morgan Stanley	4	Mar-19	373,613	4,011
Canadian 10 Year Bond Future	Morgan Stanley	6	Mar-19	600,835	18,851
U.S. 2 Year Note Future	Morgan Stanley	31	Mar-19	6,581,688	39,188
U.S. 5 Year Note Future	Morgan Stanley	2	Mar-19	229,375	3,922
U.S. Long Bond Future	Morgan Stanley	14	Mar-19	2,044,000	55,116
U.S. Ultra Bond Future	Morgan Stanley	5	Mar-19	803,281	36,969
					158,057
NET UNREALIZED APPRECIATION OF FUTURES CONTRACTS					$2,622,071

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

INTEREST RATE SWAPS*

								Premiums	Unrealized
		Floating Rate	Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	as of 12/31/18	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
JP Morgan Chase	USA-CPI-U	251.989%	Receive	1.96%	8/31/2024	$900,000	$(1,397)	$—	$(1,397)
								$—	$(1,397)

CURRENCY SWAPS*

								Premiums	Unrealized
		Floating Rate	Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	as of 12/31/18	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
Citibank NA	USD - LIBOR - BBA	2.870%	Receive	2.50%	5/4/2021	$232,400	$5,547	$—	$5,547
								$—	$5,547

CREDIT DEFAULT SWAPS**

								Premiums	Unrealized
		Buy/Sell	Fixed Rate		Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Fixed Rate Paid	Date	Amount	Value	(Received)	(Depreciation)
Citibank NA	AES Corp.	Buy	0.00%	5.00%	6/20/2022	$200,000	$(7,821)	$—	$(7,821)
Citibank NA	Ally Financial, Inc.	Buy	0.00%	5.00%	12/20/2022	200,000	6,281	—	6,281
JPMorgan	Capital One Financial Corp.	Sell	1.00%	0.00%	12/20/2022	100,000	(1,133)	—	(1,133)
Citibank NA	CDX.NA.IG.30	Sell	1.00%	0.00%	6/20/2023	550,000	(6,209)	—	(6,209)
Citibank NA	CDXHY31	Sell	5.00%	0.00%	12/20/2023	530,000	(9,429)	(1,778)	(7,651)
Citibank NA	DCDX.EM.29	Sell	1.00%	0.00%	12/20/2023	1,050,000	(5,187)	—	(5,187)
JPMorgan	Dish	Sell	5.00%	0.00%	6/20/2023	100,000	(5,408)	—	(5,408)
JPMorgan	Dish	Buy	0.00%	5.00%	6/20/2021	100,000	(1,104)	—	(1,104)
Citibank NA	General Electric	Sell	1.00%	0.00%	12/20/2023	335,000	(15,686)	(259)	(15,427)
Citibank NA/JPMorgan	Goldman Sachs	Sell	1.00%	0.00%	12/20/2022	200,000	(1,714)	—	(1,714)
Citibank NA	Malaysia Government	Sell	1.00%	0.00%	12/20/2023	170,000	(493)	(208)	(285)
Citibank NA	MCDX.NA.29	Sell	1.00%	0.00%	6/20/2023	1,050,000	(1,040)	—	(1,040)
Citibank NA	Morgan Stanley	Sell	1.00%	0.00%	12/20/2022	100,000	(593)	—	(593)
Citibank NA	Nabors Inds, Inc.	Buy	0.00%	1.00%	12/20/2021	170,000	15,729	248	15,481
Citibank NA	Nabors Inds, Inc.	Sell	1.00%	0.00%	12/20/2023	170,000	(17,747)	(248)	(17,499)
Barclays Bank PLC	Republic of Argentina	Sell	5.00%	0.00%	6/20/2023	105,000	(9,925)	—	(9,925)
Citibank NA	Republic of Argentina	Sell	5.00%	0.00%	12/20/2023	75,000	(4,244)	(218)	(4,026)
JPMorgan	Republic of Columbia	Sell	1.00%	0.00%	12/20/2023	380,000	(7,413)	—	(7,413)
Citibank NA	Republic of Indonesia	Sell	1.00%	0.00%	12/20/2023	355,000	1,553	—	1,553
JPMorgan	Republic of Italy	Buy	0.00%	1.00%	6/20/2023	170,000	4,863	—	4,863
JPMorgan	Republic of Italy	Sell	1.00%	0.00%	6/20/2023	170,000	6,107	—	6,107
JPMorgan	Republic of Italy	Sell	1.00%	0.00%	12/20/2023	100,000	2,229	(58)	2,287
Citibank NA	Republic of Turkey	Buy	0.00%	1.00%	12/20/2023	157,500	(2,041)	—	(2,041)
Citibank NA	United Mexican States	Sell	1.00%	0.00%	12/20/2023	360,000	(6,275)	—	(6,275)
								$(2,521)	$(64,179)

TOTAL RETURN SWAPS**

								Premiums	Unrealized
		Buy/Sell	Floating Rate		Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Floating Rate Paid	Date	Amount	Value	(Received)	(Depreciation)
Citibank NA	iBoxx $ Liquid	Buy	0.00%	USD - LIBOR - BBA	6/20/2022	$1,200,000	$(23,757)	$—	$(23,757)
Citibank NA	iBoxx $ Liquid	Buy	0.00%	USD - LIBOR - BBA	9/20/2019	1,100,000	(47,188)	2,117	(49,305)
Citibank NA	iBoxx $ Liquid	Buy	0.00%	USD - LIBOR - BBA	6/20/2019	855,000	(30,845)	3,902	(34,747)
Citibank NA	iBoxx $ Liquid	Buy	0.00%	USD - LIBOR - BBA	9/20/2019	269,998	(10,084)	1,558	(11,642)
JPMorgan	iBoxx $ Liquid	Buy	0.00%	USD - LIBOR - BBA	3/20/2019	200,000	(4,861)	—	(4,861)
								$7,577	$(124,312)

Net unrealized depreciation on swap contracts								$5,056	$(184,341)

*	Pays at termination.

**	Pays quarterly.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Schedule of Forward Foreign Currency Contracts

		Currency Units to				Unrealized Appreciation/
Settlement Date	Counterparty	Receive		In Exchange For		(Depreciation)
2/4/2019	Deutsche Bank	630,000	BRL	157,346	USD	$4,832
2/4/2019	Deutsche Bank	480,000,000	IDR	30,704	USD	2,559
2/4/2019	Deutsche Bank	2,000,000,000	IDR	128,370	USD	10,226
2/4/2019	Deutsche Bank	13,000,000	INR	173,820	USD	11,684
2/4/2019	Deutsche Bank	4,170,000	INR	55,738	USD	3,766
2/4/2019	Deutsche Bank	54,311	USD	206,000	BRL	1,281
2/5/2019	Deutsche Bank	6,640,000	MXN	347,015	USD	(11,658)
2/5/2019	Deutsche Bank	3,870,000	MXN	190,397	USD	5,060
3/14/2019	Deutsche Bank	500,000	PLN	136,396	USD	(3,086)
3/14/2019	Deutsche Bank	2,142,000	SEK	243,454	USD	(484)
3/14/2019	Deutsche Bank	172,071	USD	220,000	CAD	10,725
3/14/2019	Deutsche Bank	31,272	USD	40,000	CAD	1,936
3/14/2019	Deutsche Bank	542,868	USD	458,000	EUR	16,197
3/14/2019	Deutsche Bank	103,744	USD	900,000	SEK	2,231
4/11/2019	Deutsche Bank	207,676	USD	293,000	AUD	1,067
4/11/2019	Deutsche Bank	209,865	USD	1,470,000	CNY	(4,359)
4/11/2019	Deutsche Bank	210,386	USD	238,000,000	KRW	(3,690)
4/11/2019	Deutsche Bank	74,498	USD	4,100,000	PHP	(2,894)
4/11/2019	Deutsche Bank	65,933	USD	3,650,000	PHP	(2,965)
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$42,428

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 43.5%
	DEBT FUNDS - 22.8%
23,000	iShares 7-10 Year Treasury Bond ETF	$2,396,600
30,657	iShares Short Maturity Bond ETF	1,528,251
13,900	iShares Short Treasury Bond ETF	1,533,170
16,750	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1,531,955
		6,989,976
	EQUITY FUNDS - 20.7%
9,036	iShares Core S&P 500 ETF	2,273,548
7,363	SPDR S&P 500 ETF Trust	1,840,161
9,837	Vanguard S&P 500 ETF	2,260,641
		6,374,350

	TOTAL EXCHANGE TRADED FUNDS (Cost $12,502,634)	13,364,326

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY NOTE - 52.3%
$16,420,000	United States Treasury Note (Cost $15,796,471)	2.38	5/15/2027	16,076,207

Shares
	SHORT-TERM INVESTMENT - 11.5%
	MONEY MARKET FUND - 11.5%
3,527,761	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $3,527,761)	3,527,761

	TOTAL INVESTMENTS - 107.3% (Cost - $31,826,866)	$32,968,294
	OTHER ASSETS LESS LIABILITIES - NET - (7.3)%	(2,227,976)
	TOTAL NET ASSETS - 100.0%	$30,740,318

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Futures Contracts

		Number of			Unrealized Appreciation/
	Counterparty	Contracts	Expiration Date	Notional Amount	(Depreciation)
SHORT FUTURES CONTRACTS
S&P 500 E-Mini Future	Credit Suisse	7	Mar-19	$876,820	$(6,533)

LONG FUTURES CONTRACTS
FTSE 100 Index Future	Credit Suisse	23	Mar-19	1,950,608	5,031
Nikkei 225 Index Future	Credit Suisse	11	Mar-19	2,005,195	(106,056)
					(101,025)

TOTAL NET UNREALIZED DEPRECIATION OF FUTURES CONTRACTS					$(107,558)

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 94.7%
	DEBT FUNDS - 14.5%
148,980	iShares 1-3 Year Treasury Bond ETF	$12,457,708
82,546	iShares Broad USD Investment Grade Corporate Bond ETF	4,370,811
320,120	iShares Core U.S. Aggregate Bond ETF	34,089,579
20,194	iShares iBoxx High Yield Corporate Bond ETF	1,637,733
9,629	iShares JP Morgan USD Emerging Markets Bond ETF	1,000,549
154,724	iShares Short-Term Corporate Bond ETF	7,989,947
		61,546,327
	EQUITY FUNDS - 80.2%
1,006,847	iShares Core MSCI EAFE ETF	55,376,585
121,525	iShares Core MSCI Emerging Markets ETF	5,729,904
793,598	iShares Core S&P 500 ETF	199,677,193
163,596	iShares Core S&P Mid-Cap ETF	27,166,752
207,479	iShares Core S&P Small-Cap ETF	14,382,444
39,291	iShares MSCI Japan ETF	1,991,661
255,897	iShares Russell 1000 ETF	35,490,355
		339,814,894
	TOTAL EXCHANGE TRADED FUNDS (Cost - $365,674,573)	401,361,221

	SHORT-TERM INVESTMENT - 0.0% *
	MONEY MARKET FUND - 0.0% *
608	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $608)	608

	TOTAL INVESTMENTS - 94.7% (Cost - $365,675,181)	$401,361,829
	OTHER ASSETS LESS LIABILITIES - NET - 5.3%	22,273,214
	TOTAL NET ASSETS - 100.0%	$423,635,043

EAFE - Europe, Australasia, and the Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

*	Represents less than 0.05%

(a)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

SHORT FUTURES CONTRACTS

	Number of				Unrealized
Description	Contracts	Expiration Date	Counterparty	Notional Amount	Appreciation
E-mini Russell 2000 Index Future	141	Mar-19	Credit Suisse	$9,510,450	$393,010
E-mini S&P 500 Future	1,170	Mar-19	Credit Suisse	146,554,200	4,999,799
E-mini S&P MidCap 400 Future	115	Mar-19	Credit Suisse	19,115,300	736,065
MSCI EAFE Index Future	425	Mar-19	Credit Suisse	36,465,000	531,990
MSCI Emerging Markets Index Future	85	Mar-19	Credit Suisse	4,108,900	34,080
TOTAL UNREALIZED APPRECIATION ON SHORT FUTURES CONTRACTS					$6,694,944

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 95.7%
	DEBT FUNDS - 29.3%
99,500	iShares 1-3 Year Treasury Bond ETF	$8,320,190
37,909	iShares Broad USD Investment Grade Corporate Bond ETF	2,007,282
217,400	iShares Core U.S. Aggregate Bond ETF	23,150,926
13,422	iShares iBoxx High Yield Corporate Bond ETF	1,088,524
6,406	iShares JP Morgan USD Emerging Markets Bond ETF	665,647
88,349	iShares Short-Term Corporate Bond ETF	4,562,342
		39,794,911
	EQUITY FUNDS - 66.4%
262,266	iShares Core MSCI EAFE ETF	14,424,630
32,206	iShares Core MSCI Emerging Markets ETF	1,518,513
200,532	iShares Core S&P 500 ETF	50,455,857
42,563	iShares Core S&P Mid-Cap ETF	7,068,012
54,132	iShares Core S&P Small-Cap ETF	3,752,430
75,698	iShares MSCI Japan ETF	3,837,132
66,827	iShares Russell 1000 ETF	9,268,237
		90,324,811
	TOTAL EXCHANGE TRADED FUNDS (Cost - $121,824,357)	130,119,722

	SHORT-TERM INVESTMENT - 0.0% *
	MONEY MARKET FUND - 0.0% *
1,118	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $1,118)	1,118

	TOTAL INVESTMENTS - 95.7% (Cost - $121,825,475)	$130,120,840
	OTHER ASSETS LESS LIABILITIES - NET - 4.3%	5,824,014
	TOTAL NET ASSETS - 100.0%	$135,944,854

EAFE - Europe, Australasia, and the Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

*	Represents less than 0.05%

(a)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

SHORT FUTURES CONTRACTS

	Number of				Unrealized
Description	Contracts	Expiration Date	Counterparty	Notional Amount	Appreciation
E-mini Russell 2000 Index Future	36	Mar-19	Credit Suisse	$2,428,200	$84,045
E-mini S&P 500 Future	260	Mar-19	Credit Suisse	32,567,600	890,299
E-mini S&P MidCap 400 Future	27	Mar-19	Credit Suisse	4,487,940	144,120
MSCI EAFE Index Future	109	Mar-19	Credit Suisse	9,352,200	120,290
MSCI Emerging Markets Index Future	25	Mar-19	Credit Suisse	1,208,500	8,735
TOTAL UNREALIZED APPRECIATION ON SHORT FUTURES CONTRACTS					$1,247,489

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares				Value
	EXCHANGE TRADED FUNDS - 30.2%
	EQUITY FUNDS - 30.2%
20,737	iShares MSCI EAFE ETF			$1,218,921
24,562	SPDR S&P 500 ETF Trust			6,138,535
	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,696,774)			7,357,456

Principal
Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 3.2%
$186,843	Aames Mortgage Investment Trust 2006-1 (1 Month US LIBOR + 0.48)(b)	2.99	4/25/2036	165,693
12,877	ACE Securities Corp. Home Equity Loan Trust Series 2002-HE2 (1 Month US LIBOR + 1.275)(b)	3.78	8/25/2032	12,601
17,235	ACE Securities Corp. Home Equity Loan Trust Series 2006-OP1 (1 Month US LIBOR + 0.15)(b)	2.66	4/25/2036	17,058
108,561	Avery Point III CLO Ltd. (3 Month US LIBOR + 1.12) (a,b)	3.56	1/18/2025	108,302
29,169	Citigroup Mortgage Loan Trust 2007-AMC1 (1 Month US LIBOR + 0.16) (a,b)	2.67	12/25/2036	19,426
142,987	Countrywide Asset-Backed Certificates (1 Month US LIBOR + 0.37) (b)	2.69	4/25/2036	138,437
16,275	Countrywide Asset-Backed Certificates (1 Month US LIBOR + 0.13) (b)	2.64	12/25/2036	15,016
67,137	Countrywide Asset-Backed Certificates (1 Month US LIBOR + 0.15) (b)	2.66	5/25/2037	65,268
24,436	Countrywide Asset-Backed Certificates (1 Month US LIBOR + 0.14) (b)	2.65	6/25/2047	20,449
11,500	CWABS Asset-Backed Certificates Trust 2006-17 (1 Month US LIBOR + 0.15) (b)	2.66	3/25/2047	10,903
30,114	FBR Securitization Trust (1 Month US LIBOR + 0.68) (b)	3.19	10/25/2035	29,507
21,051	GSAMP Trust 2006-HE4 (1 Month US LIBOR + 0.14) (b)	2.65	6/25/2036	20,270
8,068	Long Beach Mortgage Loan Trust 2004-2 (1 Month US LIBOR + 1.62) (b)	4.13	6/25/2034	7,985
25,862	Long Beach Mortgage Loan Trust 2005-3 (1 Month US LIBOR + 0.52) (b)	3.03	8/25/2045	24,983
29,571	Long Beach Mortgage Loan Trust 2006-7 (1 Month US LIBOR + 0.155) (b)	2.66	8/25/2036	18,733
18,722	RASC Series 2004-KS10 Trust (1 Month US LIBOR + 1.725) (b)	4.23	11/25/2034	18,894
43,861	SLC Student Loan Trust 2006-2 (3 Month LIBOR + 0.10) (b)	2.89	9/15/2026	43,787
18,826	SLM Student Loan Trust 2005-3 (3 Month LIBOR + 0.09) (b)	2.58	10/25/2024	18,803
17,261	Soundview Home Loan Trust 2007-WMC1 (1 Month US LIBOR + 0.11) (b)	2.62	2/25/2037	6,645
6,801	Structured Asset Investment Loan Trust 2004-7 (1 Month US LIBOR + 1.05) (b)	3.56	8/25/2034	6,608
19,546	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC2 (1 Month US LIBOR + 0.15) (b)	2.66	9/25/2036	18,310
	TOTAL ASSET BACKED SECURITIES (Cost - $773,698)			787,678

	CORPORATE BONDS - 11.9%
	AEROSPACE/DEFENSE - 0.2%
50,000	Rockwell Collins, Inc.	3.50	3/15/2027	46,934

	AGRICULTURE - 0.5%
100,000	Philip Morris International, Inc.	6.38	5/16/2038	115,869
10,000	Reynolds American, Inc.	5.85	8/15/2045	9,290
				125,159
	AIRLINES - 0.2%
41,550	Spirit Airlines Pass Through Trust 2015-1A	4.10	4/1/2028	40,794

	AUTO MANUFACTURERS - 0.8%
40,000	Ford Motor Credit Co. LLC	3.20	1/15/2021	38,790
20,000	General Motors Financial Co., Inc.	3.20	7/13/2020	19,752
50,000	General Motors Financial Co., Inc.	3.20	7/6/2021	48,840
100,000	Nissan Motor Acceptance Corp. (3 Month US LIBOR + 0.89) (a,b)	3.33	1/13/2022	98,262
				205,644
	BANKS - 6.3%
100,000	Bank of America Corp. (3 Month US LIBOR + 1.09) (b)	3.09	10/1/2025	94,819
11,000	Bank of America Corp. (3 Month US LIBOR + 1.04) (b)	3.42	12/20/2028	10,276
14,000	Bank of America Corp.	4.00	4/1/2024	14,078
200,000	Barclays PLC (3 Month US LIBOR + 1.40) (b)	4.61	2/15/2023	198,312
50,000	Citigroup, Inc.	2.65	10/26/2020	49,335
50,000	Deutsche Bank AG (3 Month US LIBOR + 1.91) (b)	4.53	5/10/2019	49,839
200,000	Development Bank of Japan, Inc. (a)	1.63	9/1/2021	193,381

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal
Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 6.3% (Continued)
$100,000	Goldman Sachs Group, Inc. (The) (3 Month US LIBOR + 1.11) (b)	3.62	4/26/2022	$98,875
10,000	Goldman Sachs Group, Inc. (The)	3.75	5/22/2025	9,568
15,000	Goldman Sachs Group, Inc. (The)	6.00	6/15/2020	15,528
35,000	JPMorgan Chase & Co.	3.13	1/23/2025	33,345
25,000	JPMorgan Chase & Co.	3.88	2/1/2024	25,064
50,000	JPMorgan Chase & Co.	3.90	7/15/2025	49,546
100,000	Morgan Stanley (3 Month US LIBOR + 1.22) (b)	3.81	5/8/2024	98,510
200,000	Santander UK PLC (3 Month US LIBOR + 0.66) (b)	3.28	11/15/2021	198,144
100,000	Sumitomo Mitsui Financial Group, Inc. (3 Month US LIBOR + 0.80) (b)	3.24	10/16/2023	99,180
200,000	UBS Group Funding Switzerland AG (a)	2.65	2/1/2022	193,575
100,000	Wells Fargo & Co. (3 Month US LIBOR + 1.23) (b)	3.76	10/31/2023	99,691
				1,531,066
	COMPUTERS - 0.2%
50,000	Dell International LLC / EMC Corp. (a)	5.45	6/15/2023	50,882

	ELECTRIC - 0.1%
30,000	Duke Energy Corp.	3.05	8/15/2022	29,400

	ENVIRONMENTAL CONTROL - 0.1%
25,000	Republic Services, Inc.	3.55	6/1/2022	25,104

	MEDIA - 0.4%
100,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.75	2/15/2028	90,462

	PHARMACEUTICALS - 1.0%
50,000	AbbVie, Inc.	2.85	5/14/2023	48,179
100,000	Shire Acquisitions Investments Ireland DAC	1.90	9/23/2019	98,599
100,000	Shire Acquisitions Investments Ireland DAC	2.40	9/23/2021	96,698
				243,476
	PIPELINES - 0.5%
23,000	Energy Transfer LP / Regency Energy Finance Corp.	4.50	11/1/2023	23,007
100,000	Sabine Pass Liquefaction LLC	5.75	5/15/2024	104,336
				127,343
	REAL ESTATE INVESTMENT TRUSTS - 0.7%
100,000	American Tower Corp.	2.25	1/15/2022	95,701
25,000	Digital Realty Trust LP	3.95	7/1/2022	25,149
30,000	Duke Realty LP	3.88	2/15/2021	30,250
10,000	Host Hotels & Resorts LP	4.00	6/15/2025	9,710
				160,810
	REGIONAL - 0.8%
200,000	Japan Finance Organization for Municipalities (a)	2.13	10/25/2023	191,603

	TELECOMMUNICATIONS - 0.1%
30,000	AT&T, Inc.	4.10	2/15/2028	28,847

	TOTAL CORPORATE BONDS (Cost - $2,962,711)			2,897,524

	CERTIFICATE OF DEPOSIT - 0.4%
100,000	Lloyds Bank Corporate Markets PLC (3 Month US LIBOR + 0.50) (Cost - $100,000) (b)	2.91	10/26/2020	100,000

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal
Amount		Coupon Rate (%)	Maturity	Value
	AGENCY MORTGAGE BACKED SECURITIES - 24.7%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 24.7%
$300,000	Fannie Mae Pool TBA +^	3.00	9/25/2046	$292,547
4,700,000	Fannie Mae Pool TBA +^	3.50	12/25/2045	4,695,777
800,000	Fannie Mae Pool TBA +^	4.00	1/1/2047	815,625
200,000	Fannie Mae Pool TBA +^	4.50	6/25/2044	207,094
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $5,944,656)			6,011,043

	COLLATERALIZED MORTGAGE OBLIGATIONS - 2.2%
	AGENCY COLLATERAL - 1.1%
5,585	Government National Mortgage Association (1 Month US LIBOR + 0.50) (b)	2.81	3/20/2065	5,583
79,036	Government National Mortgage Association (1 Month US LIBOR + 0.60) (b)	2.91	5/20/2065	80,060
80,861	Government National Mortgage Association (1 Month US LIBOR + 0.62) (b)	2.93	8/20/2065	82,037
13,278	Government National Mortgage Association (1 Month US LIBOR + 0.70) (b)	3.01	10/20/2065	13,310
79,636	Government National Mortgage Association (1 Month US LIBOR + 1.00) (b)	3.31	12/20/2065	82,070
				263,060
	WHOLE LOAN COLLATERAL - 1.1%
25,827	Alternative Loan Trust 2005-J12 (1 Month US LIBOR + 0.54) (b)	3.05	8/25/2035	17,916
16,920	Alternative Loan Trust 2006-OA9 (1 Month US LIBOR + 0.21) (b)	2.68	7/20/2046	12,038
28,911	American Home Mortgage Assets Trust 2006-2 (1 Month US LIBOR + 0.19) (b)	2.70	9/25/2046	26,554
12,616	Bear Stearns ALT-A Trust 2005-8 (b)	4.27	10/25/2035	12,805
15,303	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3 (1 Month US LIBOR + 0.25) (a,b)	2.76	8/25/2035	14,251
15,521	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4 (1 Month US LIBOR + 0.23) (a,b)	2.74	10/25/2035	14,873
9,955	Credit Suisse First Boston Mortgage Securities Corp.	4.50	7/25/2020	9,931
31,932	Great Hall Mortgages No. 1 PLC (3 Month US LIBOR + 0.13) (a,b)	2.93	6/18/2039	31,238
25,264	GreenPoint Mortgage Funding Trust 2006-AR2 (12 MTA + 2.00) (b)	4.16	3/25/2036	24,157
12,784	GSR Mortgage Loan Trust 2005-AR6 (b)	4.30	9/25/2035	12,865
11,629	Impac CMB Trust Series 2005-8 (1 Month US LIBOR + 0.70) (b)	3.21	2/25/2036	11,244
18,090	IndyMac INDX Mortgage Loan Trust 2006-AR4 (1 Month US LIBOR + 0.21) (b)	2.72	5/25/2046	17,228
2,164	JP Morgan Mortgage Trust 2006-S2	5.88	6/25/2021	2,137
2,665	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 (1 Month US LIBOR + 0.25) (b)	2.76	11/25/2035	2,650
12,041	MortgageIT Trust 2005-4 (1 Month US LIBOR + 0.28) (b)	2.79	10/25/2035	11,754
11,887	Reperforming Loan REMIC Trust 2006-R1 (1 Month US LIBOR + 0.34) (a,b)	2.85	1/25/2036	11,194
7,571	Structured Adjustable Rate Mortgage Loan Trust (b)	4.23	2/25/2034	7,605
7,247	Structured Adjustable Rate Mortgage Loan Trust (b)	4.28	9/25/2034	7,257
11,351	Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS (1 Month US LIBOR + 0.30) (b)	2.81	10/25/2035	11,298
17,963	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust (b)	3.16	4/25/2037	15,975
				274,970

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $522,345)			538,030

	COMMERCIAL MORTGAGE BACKED SECURITY - 0.2%
47,383	Freddie Mac Multifamily Structured Pass Through Certificates (1 Month US LIBOR + 0.70) (b) (Cost - $47,383)	3.05	9/25/2022	47,442

	U.S. TREASURY SECURITIES - 46.6%
100,000	United States Treasury Bond	2.75	8/15/2047	94,707
50,000	United States Treasury Bond	2.75	11/15/2047	47,311
100,000	United States Treasury Bond	2.88	11/15/2046	97,231
500,000	United States Treasury Bond	3.00	5/15/2045	499,043
10,000	United States Treasury Bond	3.00	8/15/2048	9,953
170,000	United States Treasury Bond#	3.13	5/15/2048	173,227
230,000	United States Treasury Bond	4.25	5/15/2039	277,464
350,000	United States Treasury Bond	4.38	11/15/2039	429,105
100,000	United States Treasury Bond	4.50	8/15/2039	124,617
550,000	United States Treasury Bond	6.25	5/15/2030	737,623

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal
Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 46.6% (Continued)
$100,000	United States Treasury Inflation Indexed Bond	2.38	1/15/2027	$138,432
100,000	United States Treasury Inflation Indexed Bond	1.00	2/15/2048	97,184
400,000	United States Treasury Inflation Indexed Note	0.50	1/15/2028	391,353
150,000	United States Treasury Inflation Indexed Note	0.63	1/15/2026	155,391
100,000	United States Treasury Inflation Indexed Note	0.75	7/15/2028	98,607
700,000	United States Treasury Note	1.13	8/31/2021	675,664
100,000	United States Treasury Note	1.63	5/15/2026	93,383
1,500,000	United States Treasury Note	1.88	3/31/2022	1,471,875
500,000	United States Treasury Note	1.88	4/30/2022	490,430
100,000	United States Treasury Note	1.88	7/31/2022	97,926
100,000	United States Treasury Note	1.88	9/30/2022	97,824
100,000	United States Treasury Note	2.00	12/31/2021	98,633
500,000	United States Treasury Note	2.00	11/15/2026	477,285
200,000	United States Treasury Note	2.13	12/31/2022	197,180
110,000	United States Treasury Note	2.13	5/15/2025	107,044
150,000	United States Treasury Note	2.25	2/15/2027	145,652
2,700,000	United States Treasury Note#	2.25	8/15/2027	2,612,988
500,000	United States Treasury Note#	2.38	5/15/2027	489,531
900,000	United States Treasury Note	2.50	8/15/2023	899,719
	TOTAL U.S. TREASURY SECURITIES (Cost - $11,425,378)			11,326,382

Contracts		Counterparty	Notional Value
	PURCHASED OPTION ON FUTURES - 0.0%*
36	US 5YR Future, March 2019, Put @ $104.00	Goldman Sachs	3,744,000	—
4	US 5YR Future, March 2019, Put @ $107.50	Goldman Sachs	430,000	31
24	US 10YR Future, March 2019, Put @ $106.50	Goldman Sachs	2,556,000	—
3	US 10YR Future, March 2019, Call @ $131.00	Goldman Sachs	393,000	47
1	US 10YR Future, March 2019, Call @ $133.50	Goldman Sachs	133,500	—
2	US Bond Future, March 2019, Call @ $165.00	Goldman Sachs	330,000	62
2	US Bond Future, March 2019, Call @ $169.00	Goldman Sachs	338,000	63
2	US Bond Future, March 2019, Call @ $171.00	Goldman Sachs	342,000	31
3	US Bond Future, March 2019, Call @ $180.00	Goldman Sachs	540,000	—
1	US Ultra Bond Future, March 2019, Put @ $120.00	Goldman Sachs	120,000	—
	TOTAL PURCHASED OPTIONS ON FUTURES (Cost - $666)			234

Shares
	SHORT-TERM INVESTMENTS - 8.7%
	MONEY MARKET FUND - 1.3%
325,699	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 2.25% (c)			325,699

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY BILLS - 7.4%
$900,000	United States Treasury Bill (d)	2.18	1/31/2019	898,340
500,000	United States Treasury Bill (d)	2.21	1/22/2019	499,335
400,000	United States Treasury Bill (d)	2.35	3/7/2019	398,306
				1,795,981

	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,121,627)			2,121,680

	TOTAL INVESTMENTS - 128.1% (Cost - $30,595,238)			$31,187,469
	OTHER ASSETS LESS LIABILITIES - NET - (28.1)%			(6,848,581)
	TOTAL NET ASSETS - 100.0%			$24,338,888

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal
Amount		Coupon Rate (%)	Maturity	Value
	SECURITIES SOLD SHORT - (0.2)%
	U.S. TREASURY SECURITIES - (0.2)%
$25,000	United States Treasury Bond	2.75	11/15/2047	$23,655
30,000	United States Treasury Bond	3.13	5/15/2048	30,570
	TOTAL U.S. TREASURY SECURITIES (Proceeds - $53,908)			54,225

ETF	- Exchange Traded Fund

TBA	- To Be Announced Security

^	Delayed delivery

*	Represents less than 0.05%.

+	All or a portion of these TBAs are subject to dollar-roll transactions.

#	All or a portion of this security is collateral for reverse repurchase agreements.

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2018, these securities amounted to $926,987 or 3.8% of net assets.

(b)	Variable Rate Security - interest rate subject to periodic change.

Benchmark	Rate
1 Month LIBOR	2.50%
3 Month LIBOR	2.81%
12 Month Treasury Average	2.33%

(c)	Money market rate shown represents the rate at December 31, 2018.

(d)	Zero coupon.

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

	Number of				Unrealized Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
SHORT FUTURES CONTRACTS
90 Day Euro Future	12	Jun-20	Goldman Sachs	$2,925,150	$(18,561)
90 Day Euro Future	32	Dec-20	Goldman Sachs	7,802,400	(55,317)
Euro-Oat Future	1	Mar-19	Goldman Sachs	172,387	(296)
US 10 Year Future	4	Mar-19	Goldman Sachs	488,063	(11,211)
US 10 Year Ultra Future	6	Mar-19	Goldman Sachs	780,469	(25,219)
US Long Bond Future	9	Mar-19	Goldman Sachs	1,314,000	(59,485)
					(170,089)
LONG FUTURES CONTRACTS
90 Day Euro Future	12	Jun-19	Goldman Sachs	2,919,450	8,859
90 Day Euro Future	32	Dec-19	Goldman Sachs	7,788,000	39,017
US 5 Year Note	40	Mar-19	Goldman Sachs	4,587,500	73,125
US Ultra Bond Future	1	Mar-19	Goldman Sachs	160,656	1,121
					122,122
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(47,967)

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

INTEREST RATE SWAPS

							Premiums	Unrealized
		Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
Goldman Sachs & Co.	6 Month JPY - LIBOR**	Receive	0.75%	3/20/2038	$20,000,000	$(10,611)	$—	$(10,611)
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	1.25%	6/21/2021	300,000	776	—	776
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	1.50%	6/21/2027	200,000	4,140	—	4,140
Goldman Sachs & Co.	6 Month GBP - LIBOR**	Receive	1.50%	3/20/2029	400,000	(8,850)	—	(8,850)
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	2.00%	12/16/2020	100,000	3,034	—	3,034
Goldman Sachs & Co.	6 Month GBP - LIBOR**	Receive	2.05%	2/1/2037	200,000	(7,904)	—	(7,904)
Goldman Sachs & Co.	6 Month EUR - EURIBOR**	Pay	2.05%	2/3/2037	200,000	3,249	—	3,249
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	2.25%	6/20/2028	3,300,000	(78,304)	—	(78,304)
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	2.25%	12/21/2046	200,000	39,016	—	39,016
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	2.50%	12/20/2027	100,000	(907)	—	(907)
Goldman Sachs & Co.	3 Month USD - LIBOR*	Receive	2.50%	6/15/2046	100,000	10,788	—	10,788
							$—	$(45,573)

CREDIT DEFAULT SWAPS*

								Premiums	Unrealized
		Buy/Sell	Fixed Rate	Fixed Rate	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Paid	Date	Amount	Value	(Received)	(Depreciation)
Goldman Sachs & Co.	North American Investment Grade CDX Index^	Sell	1.00%	—	6/20/2023	$700,000	$(5,872)	$1,139	$(7,011)
Goldman Sachs & Co.	North American Investment Grade CDX Index^	Sell	1.00%	—	12/20/2023	5,100,000	(65,675)	—	(65,675)
Goldman Sachs & Co.	North American High Yield CDX Index@	Sell	5.00%	—	12/20/2023	200,000	(5,315)	—	(5,315)
								$1,139	$(78,001)

Net unrealized depreciation on swaps								$1,139	$(123,574)

*	Pays quarterly.

**	Pays semiannually.

^	The underlying holdings of this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=ff16085178774126aede3297226c2791.

@	The underlying holdings of this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=fbc6c74ebd4e4969830db027c704eb52.

Benchmark	Rate
3 Month USD LIBOR	2.81%
3 Month GBP LIBOR	91.00%
6 Month GBP LIBOR	1.03%
6 Month EUR EURIBOR	-0.30%
6 Month JPY LIBOR	0.01%

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation/
Date	Counterparty	Receive		In Exchange For		(Depreciation)
1/11/2019	Barclays Bank PLC	63,000	EUR	71,639	USD	$431
1/11/2019	Barclays Bank PLC	51,000	GBP	64,990	USD	(9)
1/11/2019	Barclays Bank PLC	1,549,000	MXN	76,044	USD	2,507
1/11/2019	Barclays Bank PLC	13,905	USD	11,000	GBP	(111)
2/15/2019	Barclays Bank PLC	7,168	USD	800,000	JPY	(148)
2/19/2019	Barclays Bank PLC	46,916,160	COP	14,760	USD	(346)
3/20/2019	Barclays Bank PLC	237,608,000	IDR	16,123	USD	263
3/20/2019	Barclays Bank PLC	1,135,712	INR	15,939	USD	193
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$2,780

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 17.3%
	DEBT FUNDS - 6.7%
140,155	iShares Short-Term Corporate Bond ETF	$7,237,604

	EQUITY FUNDS - 10.6%
66,641	iShares Core MSCI Emerging Markets ETF	3,142,123
45,698	iShares MSCI EAFE Value ETF	2,066,464
15,809	iShares Russell 1000 Growth ETF	2,069,556
30,774	iShares Russell 2000 ETF	4,120,639
		11,398,782
	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,298,443)	18,636,386

	VARIABLE INSURANCE TRUSTS - 78.4%
	DEBT FUND - 17.2%
1,466,920	MFS Total Return Bond Series - Initial Class	18,556,542

	EQUITY FUNDS - 61.2%
279,007	American Century VP Mid Cap Value - Investor Class	5,108,615
924,344	American Century VP Value Fund - Class I	9,252,681
126,226	Invesco VI International Growth Fund - Class I	4,162,932
308,826	MFS Growth Series - Initial Class	14,517,900
91,027	MFS VIT II Blended Research Core Equity Portfolio - Initial Class	4,122,629
453,979	MFS VIT II International Value Portfolio - Initial Class	11,358,556
378,593	MFS VIT Mid Cap Growth Series - Initial Class	3,115,822
617,959	Putnam VT Equity Income - Class IA	14,429,344
		66,068,479
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $80,891,314)	84,625,021

	SHORT-TERM INVESTMENT - 0.1%
	MONEY MARKET FUND - 0.1%

58,932	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $58,932)	58,932

	TOTAL INVESTMENTS - 95.8% (Cost - $99,248,689)	$103,320,339
	OTHER ASSETS LESS LIABILITIES - NET - 4.2%	4,553,344
	TOTAL NET ASSETS - 100.0%	$107,873,683

EAFE - Europe, Australasia, and the Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

(a)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

SHORT FUTURES CONTRACTS

	Number of				Unrealized
Description	Contracts	Expiration Date	Counterparty	Notional Amount	Appreciation
E-mini Russell 2000 Index Future	58	Mar-19	Credit Suisse	$3,912,100	$147,365
E-mini S&P 500 Future	180	Mar-19	Credit Suisse	22,546,800	629,812
E-mini S&P MidCap 400 Future	22	Mar-19	Credit Suisse	3,656,840	121,910
MSCI EAFE Index Future	99	Mar-19	Credit Suisse	8,494,200	108,535
MSCI Emerging Markets Index Future	59	Mar-19	Credit Suisse	2,852,060	20,715
TOTAL UNREALIZED APPRECIATION ON SHORT FUTURES CONTRACTS					$1,028,337

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 59.1%
	ADVERTISING - 0.1%
20,112	Interpublic Group of Cos., Inc. (The)	$414,911

	AEROSPACE/DEFENSE - 2.4%
11,914	Boeing Co. (The)	3,842,265
9,833	General Dynamics Corp.	1,545,846
9,845	Harris Corp.	1,325,629
9,309	Lockheed Martin Corp.	2,437,469
8,392	Moog, Inc.	650,212
		9,801,421
	AGRICULTURE - 1.4%
57,153	Altria Group, Inc.	2,822,787
15,520	Archer-Daniels-Midland Co.	635,854
69,230	British American Tobacco PLC - ADR	2,205,668
		5,664,309
	AIRLINES - 0.2%
48,933	JetBlue Airways Corp. *	785,864

	APPAREL - 0.7%
22,285	NIKE, Inc.	1,652,210
29,632	Under Armour, Inc. - Cl. A *	523,597
37,552	Under Armour, Inc. - Cl. C *	607,216
		2,783,023
	BANKS - 2.2%
287,909	Bank of America Corp.	7,094,078
10,412	Northern Trust Corp.	870,339
3,342	SVB Financial Group *	634,713
17,160	Zions Bancorp NA	699,098
		9,298,228
	BEVERAGES - 1.2%
83,322	Coca-Cola Co. (The)	3,945,297
21,448	Monster Beverage Corp. *	1,055,671
		5,000,968
	BIOTECHNOLOGY - 0.7%
13,602	Aduro Biotech, Inc. *	35,909
1,380	Alnylam Pharmaceuticals, Inc. *	100,616
4,106	Aptinyx, Inc. *	67,913
4,581	Arcus Biosciences, Inc. *	49,337
3,036	Assembly Biosciences, Inc. *	68,674
3,464	Audentes Therapeutics, Inc. *	73,852
1,100	Biogen, Inc. *	331,012
11,142	Biohaven Pharmaceutical Holding Co. Ltd. *	412,031
2,408	BlueBird Bio, Inc. *	238,874
3,100	Calithera Biosciences, Inc. *	12,431
1,097	Celgene Corp. *	70,307
3,300	Clearside Biomedical, Inc. *	3,531
2,900	CytomX Therapeutics, Inc. *	43,790
9,756	Forty Seven, Inc. *	153,364
14,950	GlycoMimetics, Inc. *	141,577
2,656	Incyte Corp. *	168,895
11,133	Karyopharm Therapeutics, Inc. *	104,316
1,870	Loxo Oncology, Inc. *	261,931
2,500	Medicines Co. (The) *	47,850

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
2,668	Neon Therapeutics, Inc. *	$13,420
10,854	Otonomy, Inc. *	20,080
4,524	Radius Health, Inc. *	74,601
346	Regeneron Pharmaceuticals, Inc. *	129,231
15,838	Rigel Pharmaceuticals, Inc. *	36,427
6,413	Seattle Genetics, Inc. *	363,361
1,675	Spark Therapeutics, Inc. *	65,560
11,684	Syndax Pharmaceuticals, Inc. *	51,994
		3,140,884
	BUILDING MATERIALS - 0.1%
308	Martin Marietta Materials, Inc.	52,936
2,038	Vulcan Materials Co.	201,354
		254,290
	CHEMICALS - 1.3%
13,512	Cabot Corp.	580,205
7,260	Celanese Corp.	653,182
18,385	DowDuPont, Inc.	983,230
9,505	FMC Corp.	702,990
6,597	Linde PLC	1,029,396
12,793	PPG Industries, Inc.	1,307,828
		5,256,831
	COMMERCIAL SERVICES - 1.9%
3,631	Equifax, Inc.	338,155
6,086	FleetCor Technologies, Inc. *	1,130,292
16,104	Global Payments, Inc.	1,660,806
27,593	IHS Markit Ltd. *	1,323,636
17,383	PayPal Holdings, Inc. *	1,461,736
4,649	Total System Services, Inc.	377,917
7,012	TransUnion	398,282
11,455	TriNet Group, Inc. *	480,537
4,151	WEX, Inc. *	581,389
		7,752,750
	COMPUTERS - 1.4%
33,784	Apple, Inc.	5,329,088
22,490	Genpact Ltd.	607,005
		5,936,093
	COSMETICS/PERSONAL CARE - 0.4%
83,553	Coty, Inc.	548,108
25,257	Unilever NV - ADR	1,358,827
		1,906,935
	DISTRIBUTION/WHOLESALE - 0.1%
13,872	Triton International Ltd. (Bermuda)	431,003

	DIVERSIFIED FINANCIAL SERVICES - 2.5%
4,900	Air Lease Corp.	148,029
14,194	American Express Co.	1,352,972
44,285	Blucora, Inc. *	1,179,752
16,607	Hamilton Lane, Inc.	614,459
25,189	OneMain Holdings, Inc. *	611,841
10,162	Raymond James Financial, Inc.	756,154
51,403	TD Ameritrade Holding Corp.	2,516,691
24,541	Visa, Inc. - Cl. A	3,237,940
		10,417,838

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	ELECTRIC - 2.4%
21,388	Avangrid, Inc.	$1,071,325
26,936	Edison International	1,529,157
34,777	Exelon Corp.	1,568,443
11,943	NextEra Energy, Inc.	2,075,932
41,699	NRG Energy, Inc.	1,651,280
5,517	PG&E Corp. *	131,029
20,127	Sempra Energy	2,177,540
		10,204,706
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
7,780	AMETEK, Inc.	526,706

	ELECTRONICS - 0.4%
140,803	Flex Ltd. *	1,071,511
9,529	Fortive Corp.	644,732
		1,716,243
	ENGINEERING & CONSTRUCTION - 0.1%
6,304	Granite Construction, Inc.	253,925

	ENTERTAINMENT - 0.1%
8,096	Cinemark Holdings, Inc.	289,837

	ENVIRONMENTAL CONTROL - 0.5%
13,112	Pentair PLC	495,371
19,437	Waste Management, Inc.	1,729,699
		2,225,070
	FOOD - 1.2%
9,613	Hormel Foods Corp.	410,283
52,550	Hostess Brands, Inc. *	574,897
6,040	McCormick & Co., Inc.	841,010
11,582	Performance Food Group Co. *	373,751
20,701	Post Holdings, Inc. *	1,845,080
25,068	US Foods Holding Corp. *	793,152
		4,838,173
	FOOD SERVICE - 0.1%
8,277	Aramark	239,785

	FOREST PRODUCTS & PAPER - 0.2%
19,407	International Paper Co.	783,267

	HEALTHCARE-PRODUCTS - 3.4%
31,602	Abbott Laboratories	2,285,773
15,659	Baxter International, Inc.	1,030,675
83,869	Boston Scientific Corp. *	2,963,930
15,972	Danaher Corp.	1,647,033
38,992	Medtronic PLC	3,546,712
11,115	Thermo Fisher Scientific, Inc.	2,487,426
		13,961,549
	HEALTHCARE-SERVICES - 1.7%
10,179	HCA Healthcare, Inc.	1,266,777
24,112	UnitedHealth Group, Inc.	6,006,781
		7,273,558
	HOME BUILDERS - 0.1%
16,459	Installed Building Products, Inc. *	554,504

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	HOME FURNISHINGS - 0.1%
4,075	iRobot Corp. *	$341,241

	INSURANCE - 3.0%
3,690	Allstate Corp. (The)	304,905
38,728	American International Group, Inc.	1,526,270
10,762	Assurant, Inc.	962,553
36,363	Assured Guaranty Ltd.	1,391,976
29,522	Athene Holding Ltd. *	1,175,861
35,200	AXA Equitable Holdings, Inc.	585,376
29,795	Hartford Financial Services Group, Inc. (The)	1,324,388
19,568	Marsh & McLennan Cos., Inc.	1,560,548
20,164	MetLife, Inc.	827,934
43,325	MGIC Investment Corp. *	453,180
9,265	Prudential Financial, Inc.	755,561
17,658	Trupanion, Inc. *	449,573
23,795	Voya Financial, Inc.	955,131
		12,273,256
	INTERNET - 6.9%
7,478	Alphabet, Inc. - Cl. A *	7,814,211
6,598	Amazon.com, Inc. *	9,909,998
712	Booking Holdings, Inc. *	1,226,363
3,290	Etsy, Inc. *	156,505
14,633	Expedia Group, Inc.	1,648,407
24,494	Facebook, Inc. - Cl. A *	3,210,918
21,352	GoDaddy, Inc. *	1,401,118
2,683	Netflix, Inc. *	718,132
1,844	Spotify Technology SA *	209,294
7,656	VeriSign, Inc. *	1,135,308
13,752	Wayfair, Inc. *	1,238,780
		28,669,034
	IRON/STEEL - 0.0% **
1,787	Carpenter Technology Corp.	63,635
4,969	Steel Dynamics, Inc.	149,269
		212,904
	LODGING - 0.4%
16,407	Hyatt Hotels Corp.	1,109,113
17,121	MGM Resorts International	415,355
		1,524,468
	MACHINERY-CONTRUCTION & MINING - 0.2%
6,558	Caterpillar, Inc.	833,325

	MACHINERY-DIVERSIFIED - 0.2%
2,309	AGCO Corp.	128,542
5,467	Deere & Co.	815,512
		944,054
	MEDIA - 2.1%
5,485	Charter Communications, Inc. *	1,563,060
114,417	Comcast Corp.	3,895,899
6,120	FactSet Research Systems, Inc.	1,224,796
20,688	Houghton Mifflin Harcourt Co. *	183,296
16,085	Liberty Media Corp-Liberty Formula One *	493,809

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
9,551	New York Times Co. (The)	$212,892
6,658	Twenty-First Century Fox, Inc.	320,383
14,475	Viacom, Inc.	372,008
4,282	Walt Disney Co. (The)	469,521
		8,735,664
	MINING - 0.1%
6,783	Alcoa Corp. *	180,292
8,599	Freeport-McMoRan, Inc.	88,656
2,055	Southern Copper Corp.	63,232
		332,180
	MISCELLANEOUS MANUFACTURING - 0.8%
6,622	3M Co.	1,261,756
11,030	Eaton Corp. PLC	757,320
95,613	General Electric Co.	723,790
5,653	Illinois Tool Works, Inc.	716,179
		3,459,045
	OIL & GAS - 2.4%
18,206	Chevron Corp.	1,980,631
5,248	Concho Resources, Inc. *	539,442
3,209	Diamondback Energy, Inc.	297,474
75,960	Encana Corp.	439,049
71,456	Exxon Mobil Corp.	4,872,585
48,370	Kosmos Energy Ltd. *	196,866
22,867	Marathon Petroleum Corp.	1,349,382
12,498	Noble Energy, Inc.	234,462
		9,909,891
	OIL & GAS SERVICES - 0.4%
33,509	Baker Hughes a GE Co.	720,443
32,009	Halliburton Co.	850,799
		1,571,242
	PACKAGING & CONTAINERS - 0.4%
17,800	Ardagh Group SA	197,224
30,600	Ball Corp.	1,406,988
		1,604,212
	PHARMACEUTICALS - 3.1%
4,678	Aerie Pharmaceuticals, Inc. *	168,876
19,228	Allergan PLC	2,570,014
23,597	Amneal Pharmaceuticals, Inc. *	319,267
57,239	AstraZeneca PLC - ADR	2,173,937
59,201	Bristol-Myers Squibb Co.	3,077,268
14,497	Coherus Biosciences, Inc. *	131,198
22,162	Dermira, Inc. *	159,345
5,400	Elanco Animal Health, Inc. *	170,262
3,722	G1 Therapeutics, Inc. *	71,276
3,700	Global Blood Therapeutics, Inc. *	151,885
3,089	Heron Therapeutics, Inc. *	80,129
13,613	Ironwood Pharmaceuticals, Inc. - Cl. A *	141,031
3,072	Jounce Therapeutics, Inc. *	10,353
7,118	Kala Pharmaceuticals, Inc. *	34,807
6,300	Momenta Pharmaceuticals, Inc. *	69,552
38,290	Mylan NV *	1,049,146
5,020	MyoKardia, Inc. *	245,277
12,137	Nektar Therapeutics *	398,943
10,783	Ra Pharmaceuticals, Inc. *	196,251
7,565	Revance Therapeutics, Inc. *	152,283
1,419	TESARO, Inc. *	105,361

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
69,778	Teva Pharmaceutical Industries Ltd. - ADR *	$1,075,977
15,851	Trevena, Inc. *	6,816
7,700	Tricida, Inc. *	181,566
		12,740,820
	PIPELINES - 0.4%
10,064	ONEOK, Inc.	542,953
37,550	TransCanada Corp.	1,340,535
		1,883,488
	REAL ESTATE INVESTMENT TRUSTS - 1.9%
7,887	Alexandria Real Estate Equities, Inc.	908,898
21,392	American Tower Corp.	3,384,000
12,436	Camden Property Trust	1,094,990
2,450	Equinix, Inc.	863,772
3,551	Public Storage	718,758
6,573	Simon Property Group, Inc.	1,104,198
		8,074,616
	RETAIL - 2.1%
12,119	Freshpet, Inc. *	389,747
16,065	Lowe’s Cos, Inc.	1,483,763
16,562	McDonald’s Corp.	2,940,914
40,668	National Vision Holdings, Inc. *	1,145,618
5,927	Ross Stores, Inc.	493,126
15,708	Tapestry, Inc.	530,145
39,900	TJX Cos., Inc. (The)	1,785,126
		8,768,439
	SEMICONDUCTORS - 1.9%
60,094	Advanced Micro Devices, Inc. *	1,109,335
989	Broadcom, Inc.	251,483
36,454	Intel Corp.	1,710,786
4,821	KLA-Tencor Corp.	431,431
21,003	Marvell Technology Group Ltd.	340,039
22,260	Micron Technology, Inc. *	706,310
3,706	NVIDIA Corp.	494,751
23,604	Teradyne, Inc.	740,694
14,060	Texas Instruments, Inc.	1,328,670
9,048	Xilinx Inc	770,618
		7,884,117
	SOFTWARE - 3.9%
3,470	Adobe, Inc. *	785,053
684	Atlassian Corp. PLC *	60,862
2,873	Autodesk, Inc. *	369,497
4,722	Ceridian HCM Holding, Inc. *	162,862
5,334	Guidewire Software, Inc. *	427,947
85,653	Microsoft Corp.	8,699,775
2,893	PTC, Inc. *	239,830
12,187	salesforce.com, Inc. *	1,669,253
2,402	ServiceNow, Inc. *	427,676
2,390	Splunk, Inc. *	250,591
47,859	SS&C Technologies Holdings, Inc.	2,158,919
5,049	Workday, Inc. *	806,224
		16,058,489
	TELECOMMUNICATIONS - 1.2%
88,286	Verizon Communications, Inc.	4,963,439

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares				Value
	TRANSPORTATION - 0.6%
903	FedEx Corp.			$145,681
4,948	Kirby Corp. *			333,297
6,718	Norfolk Southern Corp.			1,004,610
6,364	Union Pacific Corp.			879,696
				2,363,284
	TRUCKING & LEASING - 0.1%
7,532	Greenbrier Cos, Inc. (The)			297,815

	TOTAL COMMON STOCKS (Cost - $222,490,742)			245,157,694

	PREFERRED STOCK - 0.0% **
	TELECOMMUNICATIONS - 0.0% **
3,000	Verizon Communications, Inc.			75,900
	TOTAL PREFERRED STOCK (Cost - $75,000)			75,900

	EXCHANGE-TRADED FUNDS - 1.5%
24,948	SPDR S&P 500 ETF Trust			6,235,004
	TOTAL EXCHANGE-TRADED FUNDS (Cost - $6,233,040)			6,235,004

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 3.7%
$278,068	AASET 2018-2 US Ltd. (a)	4.454	11/16/2038	280,896
456,848	Ajax Mortgage Loan Trust 2017-B (a) ^	3.163	9/25/2056	455,906
375,000	ALM VI Ltd. 3 Month LIBOR + 1.40% (a) ^	3.836	7/15/2026	366,539
13,267	AmeriCredit Automobile Receivables Trust 2017-2	1.650	9/18/2020	13,250
250,000	APIDOS CLO	3.375	7/18/2027	248,064
350,000	Apidos CLO XXII 3 Month LIBOR + 2.05% (a) ^	4.519	10/20/2027	347,382
59,886	ARI Fleet Lease Trust 2017-A (a)	1.910	4/15/2026	59,458
125,000	ARI Fleet Lease Trust 2018-A (a)	2.550	10/15/2026	124,375
140,000	ARI Fleet Lease Trust 2018-B (a)	3.220	8/16/2027	140,390
345,000	Atlas Senior Loan Fund Ltd. 3 Month LIBOR + 1.30% (a) ^	3.736	1/16/2030	342,832
320,000	Avery Point IV CLO Ltd. 3 Month LIBOR + 1.60% (a) ^	4.090	4/25/2026	319,520
300,000	Ballyrock CLO 2016-1 Ltd. 3 Month LIBOR + 1.59% (a) ^	4.026	10/15/2028	301,184
224,380	Bayview Koitere Fund Trust 2017-RT4 (a) ^	3.500	7/28/2057	221,942
142,895	Bayview Opportunity Master Fund IVa Trust 2017-SPL1 (a) ^	4.000	10/28/2064	142,603
107,391	Bayview Opportunity Master Fund IVb Trust 2017-SPL3 (a) ^	4.000	11/28/2053	106,960
108,267	Bayview Opportunity Master Fund IVb Trust 2017-SPL4 (a) ^	3.500	1/28/2055	108,680
146,764	Bayview Opportunity Master Fund IVa Trust 2017-SPL5 (a) ^	3.500	6/28/2057	145,749
275,000	BlueMountain CLO 2012-2 Ltd. 3 Month LIBOR + 1.45% (a) ^	4.095	11/20/2028	269,791
325,000	BlueMountain CLO 2015-3 Ltd. 3 Month LIBOR + 1.00% (a) ^	3.469	4/20/2031	317,480
125,000	Canadian Pacer Auto Receivables Trust 2017-1 (a)	2.050	3/19/2021	124,053
92,000	Canadian Pacer Auto Receivables Trust 2018-2 (a)	3.000	6/21/2021	91,970
25,000	Canadian Pacer Auto Receivables Trust 2018-2 (a)	3.270	12/19/2022	24,898
173,663	Chesapeake Funding II LLC (a)	1.910	8/15/2029	171,409
171,178	Chesapeake Funding II LLC 1 Month LIBOR + 0.45% (a) ^	2.905	5/15/2029	171,497
265,000	Chesapeake Funding II LLC (a)	3.230	8/15/2030	266,197
148,966	Chesapeake Funding II LLC 1 Month LIBOR + 1.00% (a) ^	3.455	6/15/2028	149,326
350,000	CIFC Funding 2014-II-R Ltd. 3 Month LIBOR + 1.05% (a) ^	3.537	4/24/2030	343,100
46,333	CNH Equipment Trust 2015-C	1.660	11/16/2020	46,133
112,739	Enterprise Fleet Financing LLC (a)	1.970	1/20/2023	111,866
179,840	Enterprise Fleet Financing LLC (a)	2.130	5/22/2023	178,320
51,461	Finance of America Structured Securities Trust 2017-HB1 (a) ^	2.321	11/25/2027	51,342
218,238	Finance of America Structured Securities Trust 2018-HB1 (a) ^	3.375	9/25/2028	218,230
84,482	First Investors Auto Owner Trust (a)	2.000	3/15/2022	84,136

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
$9,350	First Investors Auto Owner Trust 2017-1 (a)	1.690	4/15/2021	$9,336
23,504	First Investors Auto Owner Trust 2017-2 (a)	1.860	10/15/2021	24,846
100,000	Ford Credit Floorplan Master Owner Trust A (a)	2.090	3/15/2022	98,873
100,000	Ford Credit Floorplan Master Owner Trust A	2.310	2/15/2021	99,921
280,000	Ford Credit Floorplan Master Owner Trust A	1.750	7/15/2021	278,058
275,000	Galaxy XIX CLO Ltd. 3 Month LIBOR + 1.22% (a) ^	3.707	7/24/2030	273,286
175,000	GreatAmerica Leasing Receivables Funding LLC Series 2017-1 (a)	2.360	1/20/2023	173,649
100,000	GreatAmerica Leasing Receivables Funding LLC Series 2018-1 (a)	2.600	6/15/2021	99,508
100,000	GreatAmerica Leasing Receivables Funding LLC Series 2018-1 (a)	2.830	6/17/2024	99,626
250,000	KKR Clo 16 Ltd. 3 Month LIBOR + 1.49% (a) ^	3.959	1/20/2029	249,994
300,000	Madison Park Funding XI Ltd. 3 Month LIBOR + 1.16% (a) ^	3.637	7/23/2029	298,390
250,000	Madison Park Funding XV Ltd. 3 Month LIBOR + 1.50% (a) ^	4.009	1/27/2026	249,081
565,000	Madison Park Funding XVIII Ltd. 3 Month LIBOR + 1.19% (a) ^	3.659	10/21/2030	560,964
300,000	Madison Park Funding XXX Ltd. 3 Month LIBOR + 0.75% (a) ^	3.186	4/15/2029	292,575
535,000	Magnetite VII Ltd. 3 Month LIBOR + 0.80% (a) ^	3.236	1/15/2028	526,752
326,000	Magnetite XVIII Ltd. 3 Month LIBOR + 1.08% (a) ^	3.696	11/15/2028	321,899
360,000	Magnetite XVIII Ltd. 3 Month LIBOR + 1.50% (a) ^	4.066	11/15/2028	353,014
255,000	Mercedes-Benz Master Owner Trust 2017-A 1 Month LIBOR + 0.30% (a) ^	2.755	5/16/2021	255,049
52,635	Mill City Mortgage Loan Trust 2016-1 (a) ^	2.500	4/25/2057	51,853
168,075	Mill City Mortgage Loan Trust 2017-3 (a) ^	2.750	1/25/2061	166,094
140,000	MMAF Equipment Finance LLC 2016-A (a)	2.210	12/15/2032	136,170
17,863	MMAF Equipment Finance LLC 2017-A (a)	1.730	5/18/2020	17,835
160,000	MMAF Equipment Finance LLC 2017-B (a)	2.210	10/17/2022	157,199
37,162	Nationstar HECM Loan Trust 2017-2 (a) ^	2.038	9/25/2027	37,045
64,010	Nationstar HECM Loan Trust 2018-1 (a) ^	2.760	2/25/2028	64,004
195,000	OneMain Direct Auto Receivables Trust 2017-2 (a)	2.310	12/14/2021	193,812
380,000	OneMain Direct Auto Receivables Trust 2018-1 (a)	3.430	12/16/2024	380,362
100,000	OneMain Financial Issuance Trust 2016-1 (a)	3.660	2/20/2029	100,243
43,802	OneMain Financial Issuance Trust 2016-2 (a)	4.100	3/20/2028	43,919
100,000	OneMain Financial Issuance Trust 2017-1 (a)	2.370	9/14/2032	98,498
68,690	Securitized Term Auto Receivables Trust 2016-1 (a)	1.524	3/25/2020	68,510
105,000	Securitized Term Auto Receivables Trust 2017-2 (a)	2.040	4/26/2021	103,884
325,000	Shackleton 2015-VIII CLO Ltd. 3 Month LIBOR + 0.92% (a) ^	3.389	10/20/2027	321,281
142,005	Sofi Consumer Loan Program 2018-2 Trust (a)	2.930	4/26/2027	141,699
404,176	SoFi Consumer Loan Program 2018-4 Trust (a)	3.540	11/26/2027	404,608
500,000	SOUND POINT CLO III-R Ltd. 3 Month LIBOR + 0.95% (a) ^	3.386	4/15/2029	490,859
325,000	Sound Point Clo XII Ltd. 3 Month LIBOR + 1.66% (a) ^	4.129	10/20/2028	325,013
41,456	Springleaf Funding Trust 2015-A (a)	3.160	11/15/2024	41,437
185,577	Springleaf Funding Trust 2016-A (a)	2.900	11/15/2029	184,499
140,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2018-T1 (a)	3.620	10/17/2050	140,575
110,210	Towd Point Mortgage Trust 2016-3 (a) ^	2.250	4/25/2056	106,632
194,595	Towd Point Mortgage Trust 2017-1 (a) ^	2.750	10/25/2056	189,650
67,201	Towd Point Mortgage Trust 2017-2 (a) ^	2.750	4/25/2057	65,645
196,412	Towd Point Mortgage Trust 2017-4 (a) ^	2.750	6/25/2057	189,935
86,321	Towd Point Mortgage Trust 2018-1 (a) ^	3.000	1/25/2058	84,972
158,667	Vantage Data Centers Issuer LLC (a)	4.072	2/16/2043	160,835
105,000	Volvo Financial Equipment LLC Series 2017-1 (a)	1.920	3/15/2021	104,293
132,095	Wheels SPV 2 LLC (a)	1.880	4/20/2026	131,060
	TOTAL ASSET BACKED SECURITIES (Cost - $15,463,971)			15,312,720

	CORPORATE BONDS - 13.7%
	AEROSPACE/DEFENSE - 0.1%
100,000	BAE Systems Holdings, Inc. (a)	3.850	12/15/2025	99,143
100,000	Lockheed Martin Corp.	4.070	12/15/2042	95,418
50,000	Lockheed Martin Corp.	4.850	9/15/2041	53,179
125,000	Lockheed Martin Corp.	6.150	9/1/2036	149,732

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
$150,000	United Technologies Corp.	3.950	8/16/2025	$148,838
				546,310
	AGRICULTURE - 0.4%
895,000	BAT Capital Corp.	3.557	8/15/2027	794,533
230,000	BAT International Finance PLC (a)	2.750	6/15/2020	225,990
20,000	BAT International Finance PLC (a)	3.500	6/15/2022	19,568
475,000	Imperial Brands Finance PLC (a)	3.750	7/21/2022	471,175
				1,511,266

	AIRLINES - 0.0% **
35,000	United Airlines 2018-1 Class B Pass Through Trust	4.600	3/1/2026	35,015

	AUTO MANUFACTURERS - 0.4%
315,000	Daimler Finance North America LLC (a)	2.200	5/5/2020	309,838
280,000	Daimler Finance North America LLC (a)	2.300	2/12/2021	273,202
475,000	Ford Motor Credit Co.	3.096	5/4/2023	429,390
600,000	General Motors Financial Co., Inc.	3.700	5/9/2023	570,858
120,000	General Motors Financial Co., Inc.	3.950	4/13/2024	113,965
				1,697,253
	BANKS - 4.0%
200,000	Banco Santander SA	3.125	2/23/2023	189,089
135,000	Bank of America Corp.	2.250	4/21/2020	133,557
640,000	Bank of America Corp.	2.625	10/19/2020	633,292
345,000	Bank of America Corp. 3 Month LIBOR + 1.37% ^	3.593	7/21/2028	327,170
160,000	Bank of America Corp.	4.200	8/26/2024	158,688
380,000	Bank of New York Mellon Corp. (The) 3 Month LIBOR + 1.05% ^	3.570	10/30/2023	380,670
300,000	Banque Federative du Credit Mutuel SA (a)	2.750	10/15/2020	296,988
100,000	Barclays Bank PLC	5.140	10/14/2020	101,083
405,000	Barclays PLC	3.200	8/10/2021	393,598
350,000	BB&T Corp.	3.200	9/3/2021	349,656
200,000	BNP Paribas SA (a)	3.375	1/9/2025	188,215
435,000	BNP Paribas SA (a)	3.500	11/16/2027	400,688
305,000	BPCE SA (a)	3.500	10/23/2027	277,116
600,000	BPCE SA (a)	5.150	7/21/2024	602,486
275,000	BPCE SA (a)	5.700	10/22/2023	284,742
70,000	Citigroup, Inc.	3.300	4/27/2025	66,476
300,000	Citigroup, Inc.	3.500	5/15/2023	294,523
370,000	Citigroup Inc 3 Month LIBOR + 1.15%^	3.520	10/27/2028	345,059
50,000	Citigroup, Inc.	4.050	7/30/2022	50,227
55,000	Citigroup, Inc.	5.500	9/13/2025	57,716
200,000	Credit Agricole SA (a)	4.375	3/17/2025	193,622
250,000	Credit Agricole SA/London (a)	3.250	10/4/2024	233,746
250,000	Credit Agricole SA/London (a)	3.750	4/24/2023	244,635
50,000	Credit Suisse AG/New York NY	5.400	1/14/2020	50,773
285,000	Credit Suisse Group AG (a)	3.574	1/9/2023	278,027
260,000	Credit Suisse Group AG 3 Month LIBOR + 1.24% (a) ^	4.016	6/12/2024	256,081
250,000	Credit Suisse Group Funding Guernsey Ltd.	3.125	12/10/2020	247,555
395,000	Credit Suisse Group Funding Guernsey Ltd.	3.800	9/15/2022	392,118
200,000	Danske Bank A/S (a)	3.875	9/12/2023	192,535
230,000	Deutsche Bank AG/New York NY	2.700	7/13/2020	223,707
230,000	Deutsche Bank AG/New York NY	3.150	1/22/2021	222,267
345,000	Deutsche Bank AG/New York NY	4.250	10/14/2021	337,325
525,000	Discover Bank	3.100	6/4/2020	521,405
130,000	Goldman Sachs Group, Inc. (The)	2.625	4/25/2021	126,614
460,000	Goldman Sachs Group, Inc. (The) 3 Month LIBOR + 1.20% ^	3.272	9/29/2025	431,191
200,000	Goldman Sachs Group, Inc. (The)	3.500	1/23/2025	189,582

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
$85,000	Goldman Sachs Group, Inc. (The)	4.750	10/21/2045	$80,875
50,000	Goldman Sachs Group, Inc. (The)	6.750	10/1/2037	56,464
305,000	HSBC Holdings PLC	3.400	3/8/2021	304,209
200,000	HSBC Holdings PLC	3.600	5/25/2023	198,858
60,000	HSBC Holdings PLC	4.000	3/30/2022	60,782
200,000	HSBC Holdings PLC 3 Month LIBOR + 1.55% ^	4.041	3/13/2028	191,351
200,000	HSBC Holdings PLC 3 Month LIBOR + 1.53% ^	4.583	6/19/2029	198,248
250,000	Huntington Bancshares, Inc. (OH)	3.150	3/14/2021	248,887
250,000	Huntington National Bank (The)	2.400	4/1/2020	247,341
200,000	ING Groep NV	3.950	3/29/2027	191,909
400,000	JPMorgan Chase & Co.	2.950	10/1/2026	369,411
305,000	JPMorgan Chase & Co 3 Month LIBOR + 1.33% ^	4.452	12/5/2029	310,229
450,000	Macquarie Group Ltd. 3 Month LIBOR + 1.33% (a) ^	4.150	3/27/2024	450,051
70,000	Morgan Stanley	3.125	7/27/2026	64,724
300,000	Morgan Stanley	3.625	1/20/2027	285,119
110,000	Morgan Stanley	3.875	4/29/2024	109,474
455,000	Morgan Stanley	4.350	9/8/2026	442,171
900,000	NBK SPC Ltd. (a)	2.750	5/30/2022	865,710
400,000	PNC Bank NA	2.600	7/21/2020	396,491
50,000	PNC Financial Services Group, Inc. (The)	3.900	4/29/2024	49,573
120,000	Santander Holdings USA, Inc.	2.650	4/17/2020	118,447
75,000	Santander Holdings USA, Inc.	3.400	1/18/2023	71,974
465,000	Santander Holdings USA, Inc.	3.700	3/28/2022	456,675
200,000	Skandinaviska Enskilda Banken AB (a)	2.450	5/27/2020	197,735
250,000	Synchrony Bank	3.650	5/24/2021	244,612
250,000	UBS Group Funding Switzerland AG (a)	2.950	9/24/2020	247,357
225,000	UBS Group Funding Switzerland AG (a)	3.000	4/15/2021	223,260
150,000	Wells Fargo & Co.	3.000	2/19/2025	141,364
195,000	Wells Fargo & Co.	4.750	12/7/2046	187,756
				16,683,279
	BEVERAGES - 0.2%
260,000	Anheuser-Busch InBev Finance, Inc. (a)	3.650	2/1/2026	245,843
305,000	Anheuser-Busch InBev Worldwide, Inc.	3.500	1/12/2024	298,334
55,000	Anheuser-Busch InBev Worldwide, Inc.	3.750	7/15/2042	43,115
60,000	Anheuser-Busch InBev Worldwide, Inc.	4.375	4/15/2038	53,532
				640,824
	BIOTECHNOLOGY - 0.2%
740,000	Amgen, Inc.	2.650	5/11/2022	723,382
130,000	Biogen, Inc.	2.900	9/15/2020	129,032
70,000	Celgene Corp.	3.550	8/15/2022	69,231
90,000	Gilead Sciences, Inc.	2.550	9/1/2020	89,272
				1,010,917
	CHEMICALS - 0.1%
575,000	CNAC HK Synbridge Co. Ltd.	5.000	5/5/2020	576,990

	COMMERCIAL SERVICES - 0.2%
500,000	ERAC USA Finance, LLC (a)	3.300	10/15/2022	489,435
355,000	Total System Services, Inc.	3.800	4/1/2021	354,929
				844,364
	COMPUTERS - 0.1%
15,000	Apple, Inc.	2.450	8/4/2026	13,863
120,000	Apple, Inc.	3.000	2/9/2024	118,508
105,000	Apple, Inc.	3.250	2/23/2026	102,493
				234,864
	DIVERSIFIED FINANCIAL SERVICES - 0.2%
105,000	Capital One Financial Corp.	4.200	10/29/2025	101,023

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
$120,000	GTP Acquisition Partners I LLC (a)	2.350	6/15/2020	$118,068
285,000	LeasePlan Corp NV (a)	2.875	1/22/2019	284,894
205,000	Synchrony Financial	3.750	8/15/2021	199,505
				703,490
	ELECTRIC - 1.8%
200,000	Appalachian Power Co.	3.400	6/1/2025	195,838
510,000	Cleveland Electric Illuminating Co. (The) (a)	3.500	4/1/2028	485,848
195,000	Dominion Energy, Inc.	2.579	7/1/2020	191,949
160,000	Dominion Energy, Inc. #	2.962	7/1/2019	159,431
230,000	Dominion Energy, Inc. #	4.104	4/1/2021	231,328
175,000	Duke Energy Carolinas LLC	6.100	6/1/2037	209,934
70,000	Duke Energy Corp.	2.650	9/1/2026	63,639
225,000	Duke Energy Corp.	3.750	4/15/2024	225,356
55,000	Emera US Finance LP	2.700	6/15/2021	53,581
140,000	Entergy Louisiana LLC	3.120	9/1/2027	133,608
175,000	Eversource Energy	2.900	10/1/2024	167,714
265,000	Fortis, Inc. (Canada)	3.055	10/4/2026	241,916
48,000	Georgia Power Co.	4.300	3/15/2042	44,216
65,000	Georgia Power Co.	4.750	9/1/2040	64,269
200,000	Infraestructura Energetica Nova SAB de CV (a)	4.875	1/14/2048	156,778
250,000	Niagara Mohawk Power Corp (a)	4.278	12/15/2028	258,547
200,000	Oglethorpe Power Corp.	5.250	9/1/2050	207,328
51,000	Oncor Electric Delivery Co. LLC	2.950	4/1/2025	49,664
160,000	Oncor Electric Delivery Co. LLC	4.100	6/1/2022	163,898
75,000	Pacific Gas & Electric Co.	3.400	8/15/2024	65,042
5,000	Pacific Gas & Electric Co.	4.000	12/1/2046	3,771
10,000	Pacific Gas & Electric Co.	4.300	3/15/2045	7,920
65,000	Pacific Gas & Electric Co.	4.750	2/15/2044	53,369
65,000	Pacific Gas & Electric Co.	5.125	11/15/2043	56,028
300,000	Pacific Gas & Electric Co.	5.400	1/15/2040	266,055
270,000	Pacific Gas & Electric Co.	5.800	3/1/2037	250,225
60,000	Pacific Gas & Electric Co.	6.050	3/1/2034	55,593
65,000	Pacific Gas & Electric Co.	6.250	3/1/2039	61,056
15,000	Pacific Gas & Electric Co.	6.350	2/15/2038	14,164
50,000	PPL Capital Funding, Inc.	3.500	12/1/2022	49,189
326,000	SCANA Corp.	4.125	2/1/2022	326,105
695,000	SCANA Corp.	4.750	5/15/2021	703,548
300,000	SCANA Corp.	6.250	4/1/2020	307,381
160,000	South Carolina Electric & Gas Co.	3.500	8/15/2021	160,449
190,000	South Carolina Electric & Gas Co.	4.250	8/15/2028	196,977
50,000	South Carolina Electric & Gas Co.	4.600	6/15/2043	51,221
150,000	South Carolina Electric & Gas Co.	5.100	6/1/2065	154,219
80,000	South Carolina Electric & Gas Co.	6.625	2/1/2032	96,995
45,000	Southern California Edison Co.	3.700	8/1/2025	44,888
245,000	Southern California Edison Co.	6.650	4/1/2029	272,819
225,000	Southern Co. (The)	2.750	6/15/2020	222,507
290,000	Southern Co. (The)	2.950	7/1/2023	280,052
270,000	State Grid Overseas Investment 2016 Ltd. (a)	2.750	5/4/2022	263,322
270,000	State Grid Overseas Investment 2016 Ltd. (a)	3.500	5/4/2027	260,087
				7,527,824
	FOOD - 0.3%
100,000	Conagra Brands, Inc.	4.600	11/1/2025	100,317
75,000	Conagra Brands, Inc.	5.300	11/1/2038	70,870
55,000	Kraft Heinz Foods Co.	3.000	6/1/2026	49,065
165,000	Kraft Heinz Foods Co.	4.000	6/15/2023	164,568

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
$375,000	Kraft Heinz Foods Co.	4.375	6/1/2046	$308,935
375,000	Kroger Co. (The)	2.950	11/1/2021	368,333
240,000	Sigma Alimentos SA de CV (a)	4.125	5/2/2026	224,102
				1,286,190
	GAS - 0.1%
60,000	Boston Gas Co. (a)	3.150	8/1/2027	57,237
149,000	CenterPoint Energy Resources Corp.	4.500	1/15/2021	151,995
125,000	Dominion Energy Gas Holdings LLC	3.600	12/15/2024	124,117
275,000	KeySpan Gas East Corp. (a)	2.742	8/15/2026	256,043
				589,392
	HEALTHCARE-PRODUCTS - 0.1%
325,000	Boston Scientific Corp.	3.375	5/15/2022	322,912

	HEALTHCARE-SERVICES - 0.6%
210,000	Aetna, Inc.	2.800	6/15/2023	199,712
75,000	Anthem, Inc.	3.500	8/15/2024	73,565
45,000	Anthem, Inc.	4.101	3/1/2028	44,106
90,000	Anthem, Inc.	4.375	12/1/2047	83,704
150,000	Anthem, Inc.	4.650	8/15/2044	144,254
191,000	Catholic Health Initiatives	2.950	11/1/2022	186,816
105,000	Catholic Health Initiatives	4.200	8/1/2023	106,481
95,000	Catholic Health Initiatives	4.350	11/1/2042	85,933
92,000	Dignity Health	3.812	11/1/2024	92,629
270,000	Dignity Health	4.500	11/1/2042	253,316
270,000	Mercy Health	3.555	8/1/2027	261,304
260,000	PeaceHealth Obligated Group	4.787	11/15/2048	274,861
300,000	United Health Group, Inc.	2.875	3/15/2023	295,528
45,000	United Health Group, Inc.	3.350	7/15/2022	45,206
75,000	United Health Group, Inc.	3.750	7/15/2025	75,920
195,000	United Health Group, Inc.	3.850	6/15/2028	197,125
				2,420,460
	INSURANCE - 0.3%
50,000	American International Group, Inc.	4.875	6/1/2022	51,876
190,000	Berkshire Hathaway, Inc.	2.750	3/15/2023	186,518
75,000	Chubb INA Holdings, Inc.	3.350	5/15/2024	74,519
275,000	Jackson National Life Global Funding (a)	3.250	1/30/2024	269,643
195,000	Metropolitan Life Global Funding I (a)	2.650	4/8/2022	190,040
250,000	Metropolitan Life Global Funding I (a)	3.000	9/19/2027	235,291
150,000	Principal Financial Group, Inc.	3.400	5/15/2025	145,857
				1,153,744
	INTERNET - 0.3%
400,000	Alibaba Group Holding Ltd.	2.500	11/28/2019	397,817
270,000	Alibaba Group Holding Ltd.	3.400	12/6/2027	249,658
100,000	Amazon.com, Inc.	4.250	8/22/2057	97,164
165,000	Amazon.com, Inc.	4.800	12/5/2034	176,738
215,000	Tencent Holdings Ltd. (a)	3.595	1/19/2028	202,006
				1,123,383
	MEDIA - 0.5%
50,000	21st Century Fox America, Inc.	3.700	9/15/2024	50,460
175,000	Charter Communications Operating LLC	4.464	7/23/2022	176,681
45,000	Charter Communications Operating LLC	5.375	5/1/2047	40,778
15,000	Charter Communications Operating LLC	6.484	10/23/2045	15,419
255,000	Comcast Corp.	3.950	10/15/2025	258,019
138,000	Comcast Corp.	3.999	11/1/2049	123,656
130,000	Comcast Corp.	4.600	10/15/2038	131,271
15,000	Cox Communications, Inc. (a)	4.600	8/15/2047	13,494

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
$275,000	Cox Communications, Inc. (a)	4.800	2/1/2035	$250,723
15,000	Cox Communications, Inc. (a)	6.450	12/1/2036	15,797
100,000	NBCUniversal Media, LLC	2.875	1/15/2023	98,172
250,000	Sky Ltd. (a)	3.750	9/16/2024	249,083
475,000	Viacom, Inc.	4.250	9/1/2023	473,146
375,000	Warner Media LLC	3.600	7/15/2025	355,171
				2,251,870
	MINING - 0.1%
275,000	Glencore Finance Canada Ltd. (a)	4.250	10/25/2022	274,130

	MISCELLANEOUS MANUFACTURING - 0.1%
250,000	Siemens Financieringsmaatschappij NV (a)	2.900	5/27/2022	245,452

	OIL & GAS - 0.7%
192,000	Anadarko Petroleum Corp.	4.850	3/15/2021	196,585
200,000	BG Energy Capital PLC (a)	4.000	10/15/2021	202,802
105,000	BP Capital Markets America, Inc.	3.245	5/6/2022	104,090
20,000	ConocoPhillips Co.	4.950	3/15/2026	21,403
130,000	Marathon Oil Corp.	2.700	6/1/2020	128,079
95,000	Petroleos Mexicanos	5.375	3/13/2022	93,053
775,000	Petroleos Mexicanos	5.500	1/21/2021	771,877
140,000	Petroleos Mexicanos	6.350	2/12/2048	112,000
175,000	Petroleos Mexicanos	6.750	9/21/2047	144,706
225,000	Pioneer Natural Resources Co.	7.500	1/15/2020	233,806
180,000	Shell International Finance BV	4.125	5/11/2035	178,642
230,000	Sinopec Group Overseas Development 2015 Ltd. (a)	2.500	4/28/2020	227,174
435,000	Sinopec Group Overseas Development 2017 Ltd. (a)	3.000	4/12/2022	425,794
				2,840,011
	OIL & GAS SERVICES - 0.0% **
110,000	Schlumberger Holdings Corp. (a)	3.000	12/21/2020	109,047

	PHARMACEUTICALS - 1.0%
20,000	Allergan Funding SCS	3.450	3/15/2022	19,681
550,000	Allergan Funding SCS	3.800	3/15/2025	536,923
50,000	Allergan Funding SCS	3.850	6/15/2024	49,315
100,000	Allergan Sales LLC (a)	5.000	12/15/2021	102,890
275,000	Bayer US Finance LLC (a)	2.375	10/8/2019	272,802
265,000	Bayer US Finance II LLC (a)	4.250	12/15/2025	257,914
155,000	Cardinal Health, Inc.	3.079	6/15/2024	145,554
170,000	Cardinal Health, Inc.	3.200	3/15/2023	164,051
35,000	Cardinal Health, Inc.	4.500	11/15/2044	29,663
210,000	Cigna Corp. (a)	4.375	10/15/2028	211,172
250,000	CVS Health Corp.	4.000	12/5/2023	250,714
530,000	CVS Health Corp.	4.100	3/25/2025	524,712
55,000	CVS Health Corp.	4.875	7/20/2035	53,155
195,000	CVS Health Corp.	5.125	7/20/2045	189,815
95,000	EMD Finance LLC (a)	2.950	3/19/2022	93,598
195,000	Mylan, Inc (a)	4.550	4/15/2028	181,745
100,000	Mylan, Inc (a)	5.200	4/15/2048	82,454
485,000	Mylan NV	3.950	6/15/2026	442,035
123,000	Teva Pharmaceutical Finance Co. BV	3.650	11/10/2021	116,538
330,000	Teva Pharmaceutical Finance Netherlands III BV	2.800	7/21/2023	284,211
				4,008,942
	PIPELINES - 0.3%
175,000	Columbia Pipeline Group, Inc.	4.500	6/1/2025	176,260
90,000	Energy Transfer Operating LP	7.600	2/1/2024	99,432

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
$30,000	Energy Transfer Partners LP / Regency Energy Finance Corp.	4.500	11/1/2023	$30,010
515,000	EQT Midstream Partners LP	4.750	7/15/2023	513,893
100,000	Phillips 66 Partners LP	3.605	2/15/2025	96,073
195,000	Sunoco Logistics Partners Operations LP	3.900	7/15/2026	180,086
55,000	Sunoco Logistics Partners Operations LP	4.400	4/1/2021	55,616
200,000	Western Gas Partners LP	4.000	7/1/2022	198,287
				1,349,657
	REAL ESTATE - 0.1%
425,000	WEA Finance LLC (a)	4.125	9/20/2028	425,333

	REAL ESTATE INVESTMENT TRUSTS - 0.6%
86,000	American Tower Corp.	5.000	2/15/2024	88,962
300,000	American Tower Corp.	3.450	9/15/2021	299,944
50,000	AvalonBay Communities, Inc.	2.950	9/15/2022	49,236
385,000	Brandywine Operating Partnership LP	3.950	11/15/2027	365,792
130,000	Crown Castle International Corp	3.650	9/1/2027	120,515
105,000	Crown Castle International Corp	3.800	2/15/2028	99,360
75,000	HCP, Inc.	3.875	8/15/2024	73,812
200,000	HCP, Inc.	4.000	6/1/2025	195,783
155,000	SBA Tower Trust (a)	2.877	7/9/2021	152,157
50,000	SBA Tower Trust (a)	2.898	10/15/2019	49,670
255,000	SBA Tower Trust (a)	3.156	10/8/2020	253,078
155,000	SBA Tower Trust (a)	3.448	3/15/2023	154,047
260,000	Scentre Group Trust 1/Scentre Group Trust 2 (a)	2.375	11/5/2019	257,497
48,000	SITE Centers Corp.	4.625	7/15/2022	49,285
275,000	WEA Finance LLC / Westfield UK & Europe Finance PLC (a)	3.250	10/5/2020	274,618
				2,483,756
	SEMICONDUCTORS - 0.1%
295,000	Broadcom Corp / Broadcom Cayman Finance Ltd.	3.625	1/15/2024	279,100
170,000	Microchip Technology, Inc. (a)	3.922	6/1/2021	168,638
				447,738
	SOFTWARE - 0.2%
235,000	Microsoft Corp.	2.400	8/8/2026	219,102
335,000	Microsoft Corp.	2.875	2/6/2024	331,842
120,000	Microsoft Corp.	3.700	8/8/2046	114,958
230,000	Oracle Corp.	3.250	11/15/2027	221,831
				887,733
	TELECOMMUNICATIONS - 0.4%
30,000	AT&T, Inc.	3.950	1/15/2025	29,336
200,000	AT&T, Inc.	4.125	2/17/2026	195,440
20,000	AT&T, Inc.	4.500	5/15/2035	17,956
150,000	Crown Castle Towers LLC (a)	3.222	5/15/2022	147,523
410,000	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC (a)	4.738	3/20/2025	402,313
609,000	Verizon Communications, Inc.	4.522	9/15/2048	570,788
100,000	Verizon Communications, Inc.	4.672	3/15/2055	91,830
4,000	Verizon Communications, Inc.	4.812	3/15/2039	3,917
				1,459,103
	TRUCKING & LEASING - 0.2%
150,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.200	7/15/2020	149,252
200,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.375	2/1/2022	197,767
345,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.950	3/10/2025	337,970
50,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	4.875	7/11/2022	51,768
				736,757

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	WATER - 0.0% **
$120,000	American Water Capital Corp.	2.950	9/1/2027	$113,382

	TOTAL CORPORATE BONDS (Cost $58,298,748)			56,541,388

	COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
	WHOLE LOAN COLLATERAL - 0.2%
67,753	Angel Oak Mortgage Trust LLC 2015-1 (a) ^	2.708	11/25/2047	67,011
121,328	COLT 2018-1 Mortgage Loan Trust (a) ^	2.930	2/25/2048	119,938
122,042	COLT 2018-3 Mortgage Loan Trust (a) ^	3.692	10/26/2048	121,911
29,281	Deephaven Residential Mortgage Trust 2017-1 (a) ^	2.725	12/26/2046	28,991
81,460	Deephaven Residential Mortgage Trust 2017-2 (a) ^	2.453	6/25/2047	79,501
71,739	Deephaven Residential Mortgage Trust 2017-3 (a) ^	2.577	10/25/2047	70,982
119,807	Deephaven Residential Mortgage Trust 2018-1 (a) ^	2.976	12/25/2057	118,661
148,419	MetLife Securitization Trust (a) ^	3.000	4/25/2055	142,857
188,677	New Residential Mortgage Loan Trust 2017-3 (a) ^	4.000	4/25/2057	188,366
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $959,715)			938,218

	COMMERCIAL MORTGAGE BACKED SECURITIES - 2.8%
185,000	BAMLL Commercial Mortgage Securities Trust 2018-PARK (a) ^	4.091	8/10/2038	192,790
155,000	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705	9/15/2048	155,750
195,000	CD 2017-CD4 Mortgage Trust ^	3.514	5/10/2050	193,391
525,000	Citigroup Commercial Mortgage Trust 2015-GC35	3.818	11/10/2048	532,581
86,742	COMM 2013-CCRE8 Mortgage Trust	3.334	6/10/2046	87,356
225,000	CSAIL 2015-C1 Commercial Mortgage Trust	3.505	4/15/2050	223,787
420,000	CSAIL 2015-C2 Commercial Mortgage Trust	3.504	6/15/2057	416,989
405,000	CSAIL 2015-C3 Commercial Mortgage Trust	3.718	8/15/2048	406,616
405,000	CSMC 17-LSTK A (a)	2.760	4/5/2033	402,120
182,781	Fannie Mae-Aces 1 Month LIBOR +0.400% ^	2.701	10/25/2024	182,874
73,259	Fannie Mae-Aces	2.654	4/25/2024	73,250
465,000	Fannie Mae Multifamily Remic Trust 2015-M12 ^	2.793	5/25/2025	459,657
625,358	Fannie Mae REMICS	3.000	1/25/2045	619,121
496,352	Fannie Mae REMICS	3.000	12/25/2045	493,394
1,127,111	Fannie Mae REMICS	3.000	12/25/2054	1,113,984
315,701	Fannie Mae REMICS	3.500	6/25/2044	320,272
1,120,537	Fannie Mae REMICS	3.500	1/25/2047	1,136,747
384,252	Fannie Mae REMICS	3.500	12/25/2047	390,813
667,037	Fannie Mae REMICS	3.500	2/25/2048	677,917
673,285	Freddie Mac REMICS	1.750	9/15/2042	631,113
845,087	Freddie Mac REMICS	3.000	6/15/2045	840,607
555,740	Freddie Mac REMICS	3.000	7/15/2047	553,309
105,000	FREMF 2010-K7 Mortgage Trust (a) ^	5.501	4/25/2020	107,439
75,000	FREMF 2013-K712 Mortgage Trust (a) ^	3.358	5/25/2045	74,758
45,000	FREMF 2013-K713 Mortgage Trust (a) ^	3.154	4/25/2046	44,862
230,000	FREMF 2018-K733 Mortgage Trust (a) ^	4.079	9/25/2025	229,264
300,000	GS Mortgage Securities Trust 2015-GS1	3.734	11/10/2048	303,180
100,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-JP1	3.914	1/15/2049	102,160
100,000	SFAVE Commercial Mortgage Securities Trust 2015-5AVE (a) ^	4.144	1/5/2043	94,019
250,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.148	5/15/2048	245,708
400,000	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453	7/15/2050	390,440
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $11,837,743)			11,696,268

	AGENCY MORTGAGE BACKED SECURITIES - 8.6%
	FEDERAL HOME LOAN MORTGAGE CORP. - 4.8%
17,276	Freddie Mac Gold Pool	2.500	10/1/2028	16,993
86,940	Freddie Mac Gold Pool	2.500	12/1/2031	84,891

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
$9,233	Freddie Mac Gold Pool	3.000	9/1/2028	$9,253
200,000	Freddie Mac Gold Pool +	3.000	8/15/2030	199,292
38,904	Freddie Mac Gold Pool	3.000	2/1/2043	38,253
1,793,507	Freddie Mac Gold Pool	3.000	9/1/2046	1,750,145
1,320,863	Freddie Mac Gold Pool	3.000	11/1/2046	1,292,214
2,826,978	Freddie Mac Gold Pool	3.000	12/1/2046	2,761,550
541,253	Freddie Mac Gold Pool	3.000	12/1/2046	528,436
872,350	Freddie Mac Gold Pool	3.000	12/1/2046	852,151
346,346	Freddie Mac Gold Pool	3.000	12/1/2046	338,839
173,579	Freddie Mac Gold Pool	3.000	1/1/2047	169,560
720,888	Freddie Mac Gold Pool	3.000	2/1/2047	704,199
202,382	Freddie Mac Gold Pool	3.000	3/1/2047	197,693
97,159	Freddie Mac Gold Pool	3.500	11/1/2034	98,055
29,722	Freddie Mac Gold Pool	3.500	10/1/2043	29,936
2,360,194	Freddie Mac Gold Pool	3.500	8/1/2047	2,359,400
1,557,594	Freddie Mac Gold Pool	3.500	10/1/2047	1,557,070
3,925,565	Freddie Mac Gold Pool	3.500	9/1/2048	3,925,462
606,026	Freddie Mac Gold Pool	3.500	11/1/2048	605,824
20,627	Freddie Mac Gold Pool	4.000	8/1/2044	21,171
129,553	Freddie Mac Gold Pool	4.000	1/1/2048	132,100
323,510	Freddie Mac Gold Pool	4.000	8/1/2048	330,042
322,372	Freddie Mac Gold Pool	4.000	9/1/2048	328,710
69,641	Freddie Mac Gold Pool	4.000	10/1/2048	70,964
644,922	Freddie Mac Gold Pool	4.000	11/1/2048	657,555
323,862	Freddie Mac Gold Pool	4.000	12/1/2048	330,212
175,000	Freddie Mac Gold Pool +	4.500	7/15/2048	181,125
50,000	Freddie Mac Gold Pool +	5.000	2/15/2040	52,336
50,000	Freddie Mac Gold Pool +	5.500	8/15/2038	52,875
				19,676,306
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.1%
148,457	Fannie Mae Pool	2.470	5/1/2025	144,829
24,108	Fannie Mae Pool	2.500	4/1/2028	23,831
54,475	Fannie Mae Pool	2.500	2/1/2030	53,586
111,783	Fannie Mae Pool	2.500	6/1/2030	109,954
600,000	Fannie Mae Pool +	2.500	8/25/2031	585,938
233,731	Fannie Mae Pool	2.500	10/1/2031	228,295
159,737	Fannie Mae Pool	2.500	12/1/2031	156,011
310,000	Fannie Mae Pool	2.680	5/1/2025	305,752
400,000	Fannie Mae Pool	2.810	7/1/2025	396,999
108,112	Fannie Mae Pool	2.990	10/1/2025	108,483
14,881	Fannie Mae Pool	3.000	10/1/2028	14,890
975,000	Fannie Mae Pool +	3.000	8/25/2031	973,020
78,151	Fannie Mae Pool	3.000	7/1/2043	76,830
1,762,889	Fannie Mae Pool	3.000	1/1/2046	1,723,199
1,659,663	Fannie Mae Pool	3.000	10/1/2046	1,623,838
52,212	Fannie Mae Pool	3.090	10/1/2025	52,693
1,048,042	Fannie Mae Pool	3.500	12/1/2047	1,048,008
1,861,389	Fannie Mae Pool	3.500	4/1/2048	1,861,334
155,159	Fannie Mae Pool	3.500	8/1/2048	155,170
498,511	Fannie Mae Pool	3.500	9/1/2048	498,497
35,514	Fannie Mae Pool	4.000	11/1/2043	36,534
633,858	Fannie Mae Pool	4.000	1/1/2046	647,192
670,931	Fannie Mae Pool	4.000	2/1/2046	685,008
675,000	Fannie Mae Pool +	4.500	6/25/2048	698,941
375,000	Fannie Mae Pool +	5.000	7/25/2039	392,813
300,000	Fannie Mae Pool +	5.500	7/25/2038	316,875

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
$75,000	Fannie Mae Pool +	6.000	8/25/2038	$80,496
				12,999,016
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.7%
50,000	Ginnie Mae I Pool +	5.000	2/15/2040	51,940
39,924	Ginnie Mae II Pool	3.000	12/20/2042	39,643
43,454	Ginnie Mae II Pool	3.500	7/20/2043	43,813
16,108	Ginnie Mae II Pool	4.000	12/20/2044	16,614
99,576	Ginnie Mae II Pool	4.000	8/20/2048	101,998
224,367	Ginnie Mae II Pool	4.000	9/20/2048	229,965
99,761	Ginnie Mae II Pool	4.000	10/20/2048	102,241
1,696,417	Ginnie Mae II Pool	4.000	11/20/2048	1,738,733
350,000	Ginnie Mae II Pool +	4.500	7/20/2044	362,086
100,000	Ginnie Mae II Pool +	5.000	11/20/2040	104,031
				2,791,064

	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $35,778,764)			35,466,386

	MUNICIPAL SECURITIES - 1.1%
115,000	Bay Area Toll Authority	7.043	4/1/2050	163,391
90,000	Chicago O’Hare International Airport	6.395	1/1/2040	114,863
85,000	Chicago Transit Authority	6.300	12/1/2021	89,854
115,000	Chicago Transit Authority	6.899	12/1/2040	146,911
60,000	Chicago Transit Authority	6.300	12/1/2021	63,426
55,000	Chicago Transit Authority	6.899	12/1/2040	70,262
315,000	County of Sacramento CA	5.730	8/15/2023	338,291
195,000	Illinois Municipal Electric Agency	6.832	2/1/2035	240,129
135,000	Kansas Development Finance Authority	5.371	5/1/2026	145,045
190,000	Kansas Development Finance Authority	4.927	4/15/2045	208,685
120,000	Long Island Power Authority	3.883	9/1/2024	122,426
45,000	Metropolitan Transportation Authority	6.814	11/15/2040	59,772
331,000	Municipal Electric Authority of Georgia	6.637	4/1/2057	349,947
70,000	Municipal Electric Authority of Georgia	6.655	4/1/2057	76,829
85,000	New Jersey Economic Development Authority	3.882	6/15/2019	85,129
525,000	New York State Urban Development Corp	2.100	3/15/2022	517,760
120,000	Regents of the University of California Medical Center Pooled Revenue	6.548	5/15/2048	158,226
120,000	San Jose Redevelopment Agency Successor Agency	3.375	8/1/2034	112,953
155,000	South Carolina Public Service Authority	6.454	1/1/2050	196,455
170,000	State of California	7.350	11/1/2039	234,683
25,000	State of California	7.600	11/1/2040	36,405
410,000	State of Connecticut	2.990	1/15/2023	406,220
675,000	State of Illinois	5.100	6/1/2033	643,565
35,000	University of California	3.931	5/15/2045	34,013
	TOTAL MUNICIPAL SECURITIES (Cost - $4,590.262)			4,615,240

	SOVEREIGN DEBT - 0.5%
272,000	Japan Bank for International Cooperation	2.125	6/1/2020	202,101
204,000	Japan Bank for International Cooperation	2.250	2/24/2020	270,540
405,000	Qatar Government International Bond (a)	2.375	6/2/2021	395,438
200,000	Qatar Government International Bond (a)	3.875	4/23/2023	202,266
200,000	Qatar Government International Bond (a)	5.103	4/23/2048	210,050
330,000	Saudi Government International Bond (a)	2.875	3/4/2023	317,211
200,000	Saudi Government International Bond (a)	4.000	4/17/2025	198,235
	TOTAL SOVEREIGN DEBT (Cost - $1,800,714)			1,795,841

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 4.4%
$130,000	United States Treasury Bond	2.500	2/15/2046	$117,366
805,000	United States Treasury Bond	2.500	5/15/2046	725,978
910,000	United States Treasury Bond	2.750	8/15/2047	861,834
235,000	United States Treasury Bond	2.875	5/15/2028	238,608
690,000	United States Treasury Bond	3.000	11/15/2044	688,949
595,000	United States Treasury Bond	3.000	5/15/2047	592,443
185,000	United States Treasury Bond	3.000	2/15/2048	184,010
285,000	United States Treasury Bond	3.125	5/15/2048	290,411
4,315,000	United States Treasury Inflation Index Bond	0.375	1/15/2027	4,290,699
1,665,000	United States Treasury Inflation Index Bond	0.500	1/15/2028	1,629,045
3,815,000	United States Treasury Note	2.500	2/15/2045	3,457,344
1,097,000	United States Treasury Note	2.750	11/15/2047	1,037,993
300,000	United States Treasury Note	2.875	10/31/2020	301,875
1,040,000	United States Treasury Note	2.875	9/30/2023	1,056,900
150,000	United States Treasury Note	2.875	10/31/2023	152,496
545,000	United States Treasury Note	2.875	8/15/2045	530,821
490,000	United States Treasury Note	3.000	8/15/2048	487,684
1,580,000	United States Treasury Note	3.375	5/15/2044	1,682,823
5,000	United States Treasury Note	3.625	8/15/2043	5,535
5,000	United States Treasury Note	3.750	11/15/2043	5,647
	TOTAL U.S. TREASURY SECURITIES (Cost - $18,722,969)			18,338,461

Shares
	SHORT-TERM INVESTMENTS - 1.5%
	MONEY MARKET FUND - 1.5%
6,359,561	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 2.25% (b)
	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,359,561)			6,359,561

	TOTAL INVESTMENTS - 97.1% (Cost - $382,611,229)			$402,532,681
	OTHER ASSETS LESS LIABILITIES - NET - 2.9%			12,197,851
	TOTAL NET ASSETS - 100.0%			$414,730,532

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

*	Non-income producing security.

**	Represents less than 0.05%

^	Variable rate security.

Benchmark	Rate
1 Month LIBOR	2.502%
3 Month LIBOR	2.807%

#	Step coupon.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LIBOR - London Interbank Offered Rate

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2018, these securities amounted to $35,100,760 or 8.5% of net assets.

(b)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

SHORT FUTURES CONTRACTS

					Unrealized
	Number of				Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
E-mini Russell 2000 Index Future	101	Mar-19	Credit Suisse	$6,812,450	$257,795
E-mini S&P 500 Future	858	Mar-19	Credit Suisse	107,473,080	3,092,195
E-mini S&P MidCap 400 Future	69	Mar-19	Credit Suisse	11,469,180	385,900
MSCI EAFE Index Future	171	Mar-19	Credit Suisse	14,671,800	162,880
US 10 Year Ultra Future	26	Mar-19	Credit Suisse	3,382,031	(105,625)
TOTAL NET UNREALIZED APPRECIATION ON SHORT FUTURES CONTRACTS					$3,793,145

LONG FUTURES CONTRACTS

	Number of				Unrealized
Description	Contracts	Expiration Date	Counterparty	Notional Amount	Appreciation
US 2 Year Note Future	13	Mar-19	Credit Suisse	$2,760,063	$17,813
US 5 Year Note Future	12	Mar-19	Credit Suisse	1,376,250	22,406
TOTAL NET UNREALIZED APPRECIATION ON LONG FUTURES CONTRACTS					$40,219

TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$3,833,364

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 56.3%
	DEBT FUNDS - 39.4%
42	iShares Core U.S. Aggregate Bond ETF	$4,472
120	iShares Short-Term Corporate Bond ETF	6,197
		10,669

	EQUITY FUNDS - 16.9%
11	iShares Core MSCI Emerging Markets ETF	519
4	iShares Core S&P 500 ETF	1,006
17	iShares MSCI EAFE Value ETF	769
8	iShares Russell 2000 ETF	1,071
12	iShares S&P 500 Value ETF	1,214
		4,579

	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,348)	15,248

	VARIABLE INSURANCE TRUSTS - 41.0%
	DEBT FUNDS - 24.4%
118	American Funds Insurance Series® - U.S. Government/AAA-Rated Securities Fund - Class I	1,412
117	BlackRock High Yield VI Fund - Class I	794
346	MFS Total Return Bond Series - Initial Shares	4,383
		6,589

	EQUITY FUNDS - 16.6%
79	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class I	979
25	MFS Growth Series - Initial Shares	1,171
90	MFS VIT III Mid Cap Value Portfolio - Initial Shares	671
10	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	716
474	Oppenheimer International Growth Fund - Non-Service Shares	963
		4,500

	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $11,615)	11,089

	SHORT-TERM INVESTMENT - 7.2%
	MONEY MARKET FUND - 7.2%
1,941	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $1,941)	1,941

	TOTAL INVESTMENTS - 104.5% (Cost - $28,904)	$28,278
	LIABILITIES LESS OTHER ASSETS -NET - (4.5)%	(1,226)
	TOTAL NET ASSETS - 100.0%	$27,052

EAFE - Europe, Australasia, and the Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

(a)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 58.2%
	DEBT FUNDS - 16.3%
19	iShares Core U.S. Aggregate Bond ETF	$2,023
49	iShares Short-Term Corporate Bond ETF	2,531
		4,554
	EQUITY FUNDS - 41.9%
10	iShares Core MSCI EAFE ETF	550
29	iShares Core MSCI Emerging Markets ETF	1,367
12	iShares Core S&P 500 ETF	3,019
42	iShares MSCI EAFE Value ETF	1,899
18	iShares Russell 2000 ETF	2,410
24	iShares S&P 500 Value ETF	2,428
		11,673

	TOTAL EXCHANGE TRADED FUNDS (Cost - $16,468)	16,227

	VARIABLE INSURANCE TRUSTS - 40.8%
	DEBT FUNDS - 6.1%
72	American Funds Insurance Series® - U.S. Government/AAA-Rated Securities Fund - Class I	855
67	MFS Total Return Bond Series - Initial Shares	850
		1,705

	EQUITY FUNDS - 34.7%
177	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class 1	2,191
53	MFS Growth Series - Initial Shares	2,488
221	MFS VIT III Mid Cap Value Portfolio - Initial Shares	1,640
20	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	1,386
963	Oppenheimer International Growth Fund - Non-Service Shares	1,954
		9,659

	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $12,004)	11,364

	SHORT-TERM INVESTMENT - 5.6%
	MONEY MARKET FUND - 5.6%
1,553	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $1,553)	1,553

	TOTAL INVESTMENTS - 104.6% (Cost - $30,025)	$29,144
	LIABILITIES LESS OTHER ASSETS - NET - (4.6)%	(1,272)
	TOTAL NET ASSETS - 100.0%	$27,872

EAFE - Europe, Australasia, and the Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

(a)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities
December 31, 2018

	Global Atlantic American	Global Atlantic Balanced	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed Risk	Managed Risk	Global Allocation	Dividend and Income
	Portfolio	Portfolio	Managed Risk Portfolio	Managed Risk Portfolio
Assets:
Investments in securities, at cost	$210,566,393	$74,339,025	$261,573,648	$229,651,268
Investments in securities, at value	$207,569,561	$78,240,606	$240,266,906	$260,501,132
Cash	6,871,255	1,630,925	7,869,074	3,727,300
Foreign cash (cost - $0, $0, $0 and $3,771, respectively)	—	—	—	3,728
Deposits with broker +	1,787,228	1,577,427	2,331,477	1,832,010
Unrealized appreciation on futures contracts	941,660	370,729	593,206	2,622,071
Unrealized appreciation on forward foreign currency contracts	—	—	—	42,428
Swap premium paid	—	—	—	5,056
Receivable for securities sold	—	—	—	8,869
Receivable for portfolio shares sold	—	—	—	99,553
Interest and dividends receivable	13,348	34,665	14,561	797,764
Total Assets	217,183,052	81,854,352	251,075,224	269,639,911
Liabilities:
Unrealized depreciation on swap contracts	—	—	—	184,341
Payable for Portfolio shares redeemed	88,977	36,188	109,195	—
Payable for securities purchased	—	—	9,028,126	4,921,635
Accrued distribution (12b-1) fees	46,618	17,609	52,113	57,456
Accrued investment advisory fees	116,951	43,142	61,807	166,100
Administrative service fees payable	16,822	7,602	16,601	19,493
Accrued expenses and other liabilities	11,591	2,097	6,049	7,388
Total Liabilities	280,959	106,638	9,273,891	5,356,413
Net Assets	$216,902,093	$81,747,714	$241,801,333	$264,283,498

Net Assets:
Paid in capital	$212,046,230	$76,058,779	$271,338,017	$240,419,709
Accumulated Earnings/(Deficit)	4,855,863	5,688,935	(29,536,684)	23,863,789
Net Assets	$216,902,093	$81,747,714	$241,801,333	$264,283,498
Class II Shares:
Net assets	$216,902,093	$81,747,714	$241,801,333	$264,283,498
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	19,846,298	7,260,992	26,418,914	23,360,868

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.93	$11.26	$9.15	$11.31

+	Collateral for futures, currency forwards, and swap contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2018

	Global Atlantic Goldman	Global Atlantic Growth	Global Atlantic Moderate
	Sachs Dynamic Trends	Managed Risk	Growth Managed
	Allocation Portfolio	Portfolio	Risk Portfolio
Assets:
Investments in securities, at cost	$31,826,866	$365,675,181	$121,825,475
Investments in securities, at value	$32,968,294	$401,361,829	$130,120,840
Cash	—	10,840	1,318,499
Foreign cash (cost - $143,760, $- and $-, respectively)	140,143	—	—
Deposits with broker +	324,627	13,390,716	3,451,172
Unrealized appreciation on futures contracts, net	—	6,694,944	1,247,489
Receivable for securities sold	—	5,016,727	—
Interest and dividends receivable	70,736	270,790	70,335
Total Assets	33,503,800	426,745,846	136,208,335
Liabilities:
Line of Credit	—	2,535,000	—
Due to broker	10	—	—
Unrealized depreciation on futures contracts, net	107,558	—	—
Payable for Portfolio shares redeemed	11,899	211,763	147,665
Payable for securities purchased	2,611,370	—	—
Accrued investment advisory fees	21,465	232,355	72,310
Accrued distribution (12b-1) fees	6,625	91,909	29,359
Administrative service fees payable	3,774	27,700	10,481
Accrued expenses and other liabilities	781	12,076	3,666
Total Liabilities	2,763,482	3,110,803	263,481
Net Assets	$30,740,318	$423,635,043	$135,944,854

Net Assets:
Paid in capital	$31,047,992	$407,997,218	$127,272,137
Accumulated Earnings/(Deficit)	(307,674)	15,637,825	8,672,717
Net Assets	$30,740,318	$423,635,043	$135,944,854

Class II Shares:
Net assets	$30,740,318	$423,635,043	$135,944,854
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	3,210,928	39,689,552	12,360,534
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.57	$10.67	$11.00

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2018

	Global Atlantic PIMCO	Global Atlantic Select	Global Atlantic Wellington	Global Atlantic Wilshire
	Tactical Allocation	Advisor Managed	Research Managed	Dynamic Conservative
	Portfolio	Risk Portfolio	Risk Portfolio	Allocation Portfolio
Assets:
Investments in securities, at cost	$30,595,238	$99,248,689	$382,611,229	$28,904
Investments in securities, at value	$31,187,469	$103,320,339	$402,532,681	$28,278
Cash	—	826,879	8,852,793	—
Foreign cash (Cost: $32,518 and $-, respectively)	19,936	—	—	—
Deposits with broker +	574,404	2,912,466	2,061,333	—
Unrealized appreciation on futures contracts, net	—	1,028,337	3,833,364	—
Unrealized appreciation on
forward foreign currency contracts, net	2,780	—	—	—
Interest and dividends receivable	125,751	4,559	1,267,914	7
Receivable for securities sold	4,659,151	—	1,211,645	—
Receivable due from advisor	—	—	—	4,818
Premiums paid on open swap contracts	1,139	—	—	—
Total Assets	36,570,630	108,092,580	419,759,730	33,103
Liabilities:
Investments in securities sold short, proceeds	$53,908	$—	$—	$—
Investments in securities sold short, at value	$54,225	$—	$—	$—
Reverse repurchase agreements	1,111,675	—	—	—
Unrealized depreciation on futures contracts, net	47,967	—	—	—
Unrealized depreciation on swap contract, net	123,574	—	—	—
Payable for securities purchased	10,860,352	—	4,424,536	—
Payable for portfolio shares redeemed	8,603	153,013	147,696	—
Accrued investment advisory fees	17,146	31,186	329,502	—
Accrued distribution (12b-1) fees	5,275	23,036	89,522	6
Administrative service fees payable	2,297	8,948	27,551	6,042
Accrued expenses and other liabilities	628	2,714	10,391	3
Total Liabilities	12,231,742	218,897	5,029,198	6,051
Net Assets	$24,338,888	$107,873,683	$414,730,532	$27,052

Net Assets:
Paid in capital	$24,375,641	$100,045,419	373,175,509	27,691
Accumulated Earnings/(Deficit)	(36,753)	7,828,264	41,555,023	(639)
Net Assets	$24,338,888	$107,873,683	$414,730,532	$27,052

Class II Shares:
Net assets	$24,338,888	$107,873,683	$414,730,532	$27,052
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	2,457,257	9,356,423	33,512,359	2,772

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.90	$11.53	$12.38	$9.76

+	Collateral for forward foreign currency contracts, futures contracts, swap contracts, options contracts and securities sold short.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2018

Global Atlantic Wilshire
Dynamic Growth
Allocation Portfolio
Assets:
Investments in securities, at cost	$30,025
Investments in securities, at value	$29,144
Interest and dividends receivable	6
Receivable due from advisor	4,811
Total Assets	33,961
Liabilities:
Payable for Portfolio shares redeemed	1
Accrued distribution (12b-1) fees	19
Administrative service fees payable	6,061
Accrued expenses and other liabilities	8
Total Liabilities	6,089
Net Assets	$27,872

Net Assets:
Paid in capital	$28,803
Accumulated Deficit	(931)
Net Assets	$27,872

Class II Shares:
Net assets	$27,872
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	63,155

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$0.44

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations
For the Year Ended December 31, 2018

	Global Atlantic American	Global Atlantic	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed	Balanced Managed	Global Allocation	Dividend and Income
	Risk Portfolio	Risk Portfolio	Managed Risk Portfolio	Managed Risk Portfolio
Investment Income:
Dividend income	$5,761,628	$2,067,281	$2,527,123	$4,087,884 *
Interest income	190,260	71,746	217,098	2,854,630
Total Investment Income	5,951,888	2,139,027	2,744,221	6,942,514
Expenses:
Investment advisory fees	2,128,978	504,935	2,454,930	2,472,957
Distribution fees (12b-1) - Class II Shares	591,383	229,516	681,925	727,340
Administrative service fees	147,624	57,704	166,878	171,921
Legal fees	55,155	21,256	62,909	50,985
Trustees fees	18,245	6,970	20,698	21,666
Custody fees	—	—	—	1,349
Miscellaneous Expense	70	1,739	5,157	5,415
Total Expenses	2,941,455	822,120	3,392,497	3,451,633
Expenses recaptured	—	12,959	—	—
Expenses waived	(907,667)	—	(1,838,408)	(105,768)
Net Expenses	2,033,788	835,079	1,554,089	3,345,865
Net Investment Income	3,918,100	1,303,948	1,190,132	3,596,649

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	9,624,065	1,830,326	7,979,690	1,613,161
Futures contracts	(2,689,016)	(1,174,868)	(1,541,174)	(6,264,672)
Swap contracts	—	—	—	68,920
Broker Commissions	—	—	—	(16,180)
Forward foreign exchange contracts	—	—	—	(59,070)
Translations of foreign currency transactions	—	—	—	27,220
	6,935,049	655,458	6,438,516	(4,630,621)
Net change in unrealized appreciation/(depreciation) on:
Investments	(22,633,866)	(7,337,343)	(29,021,934)	(17,903,987)
Securities sold short	—	—	—	(2,576)
Futures contracts	941,660	370,729	593,206	2,656,315
Swap contracts	—	—	—	(205,935)
Forward foreign currency contracts	—	—	—	80,620
Translations of foreign currency transactions	—	—	—	154
	(21,692,206)	(6,966,614)	(28,428,728)	(15,375,409)

Net Realized and Unrealized Loss on Investments, Futures Contracts, Options Written, and Foreign Currency Translations	(14,757,157)	(6,311,156)	(21,990,212)	(20,006,030)
Net Decrease in Net Assets Resulting from Operations	$(10,839,057)	$(5,007,208)	$(20,800,080)	$(16,409,381)

*	Foreign Taxes Withheld $12,012

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2018

	Global Atlantic Goldman Sachs	Global Atlantic Growth	Global Atlantic Moderate
	Dynamic Trends	Managed Risk	Growth Managed
	Allocation Portfolio	Portfolio	Risk Portfolio
Investment Income:
Dividend income	$218,612	$9,878,156	$3,260,420
Interest income	472,645	361,741	115,801
Total Investment Income	691,257	10,239,897	3,376,221
Expenses:
Investment advisory fees	280,250	2,624,366	824,351
Distribution fees (12b-1) - Class II Shares	82,426	1,192,951	374,705
Administrative service fees	21,975	291,009	92,875
Legal fees	7,714	110,835	26,491
Trustees fees	2,481	35,720	16,592
Interest Expense	—	1,441	—
Miscellaneous Expense	629	8,809	2,750
Total Expenses	395,475	4,265,131	1,337,764
Expenses recaptured	—	75,536	21,983
Expenses waived	(13,140)	—	—
Net Expenses	382,335	4,340,667	1,359,747
Net Investment Income	308,922	5,899,230	2,016,474

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(563,586)	12,455,143	2,982,703
Futures contracts	(880,562)	(9,774,549)	(2,370,068)
Broker commissions	(3,300)	—	—
Options written	(180,973)	—	—
Foreign currency translations	(10,544)	—	—
	(1,638,965)	2,680,594	612,635
Net change in unrealized appreciation/(depreciation) on:
Investments	(313,938)	(49,058,375)	(13,479,404)
Futures contracts	(172,204)	6,694,944	1,247,489
Options written	(38,023)	—	—
Foreign currency translations	(7,267)	—	—
	(531,432)	(42,363,431)	(12,231,915)
Net Realized and Unrealized Loss on Investments, Futures Contracts, Options Written, and Foreign Currency Translations	(2,170,397)	(39,682,837)	(11,619,280)
Net Decrease in Net Assets Resulting from Operations	$(1,861,475)	$(33,783,607)	$(9,602,806)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2018

	Global Atlantic PIMCO	Global Atlantic Select	Global Atlantic Wellington	Global Atlantic Wilshire
	Tactical Allocation	Advisor Managed	Research Managed	Dynamic Conservative
	Portfolio	Risk Portfolio	Risk Portfolio	Allocation Portfolio
Investment Income:
Dividend income	$179,527	$1,920,385	$4,574,460 *	$707
Interest income	459,159	91,345	5,056,561	14
Total Investment Income	638,686	2,011,730	9,631,021	721
Expenses:
Investment advisory fees	223,126	1,061,856	3,914,255	101
Distribution fees (12b-1) - Class II Shares	65,625	294,960	1,151,251	70
Administrative service fees	16,973	67,105	282,959	46,066
Custody Fees	622	—	—	—
Legal fees	5,297	27,599	107,060	7
Trustee fees	2,834	8,820	34,563	4
Miscellaneous Expense	459	2,159	8,644	1
Total Expenses	314,936	1,462,499	5,498,732	46,249
Expenses Recaptured	—	—	25,128	—
Expenses waived/reimbursed	(15,100)	(718,732)	—	(46,038)
Net Expenses	299,836	743,767	5,523,860	211
Net Investment Income	338,850	1,267,963	4,107,161	510

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, Swap Contracts, and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(7,720)	3,559,065	22,695,820	689
Futures contracts	(798,506)	(1,638,887)	(7,868,134)	—
Swap Contracts	302,608	—	—	—
Broker Commissions	(4,023)	—	—	—
Forward foreign currency contracts	(36,443)	—	—	—
Foreign currency translations	4,837	—	341	—
	(539,247)	1,920,178	14,828,027	689
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,123,815)	(11,115,296)	(45,004,349)	(2,261)
Futures contracts	(154,339)	1,028,337	3,794,647	—
Short sales	(317)	—	—	—
Swap contracts	(242,798)	—	—	—
Forward foreign currency contracts	9,239	—	—	—
Foreign currency translations	(528)	—	(314)	—
	(1,512,558)	(10,086,959)	(41,210,016)	(2,261)
Net Realized and Unrealized Loss on Investments, Futures Contracts, Options Written Swap Contracts and Foreign Currency Translations	(2,051,805)	(8,166,781)	(26,381,989)	(1,572)
Net Decrease in Net Assets Resulting from Operations	$(1,712,955)	$(6,898,818)	$(22,274,828)	$(1,062)

*	Foreign Taxes Withheld $26,854

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2018

Global Atlantic Wilshire
Dynamic Growth
Allocation Portfolio
Investment Income:
Dividend income	$940
Interest income	18
Total Investment Income	958
Expenses:
Investment advisory fees	304
Distribution fees (12b-1) - Class II Shares	211
Administrative service fees	46,105
Legal fees	20
Trustee fees	6
Miscellaneous Expense	9
Total Expenses	46,655
Expenses waived/reimbursed	(46,028)
Net Expenses	627
Net Investment Income	331

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain on:
Investments	25,748
25,748
Net change in unrealized depreciation on:
Investments	(29,455)
(29,455)
Net Realized and Unrealized Loss on Investments	(3,707)
Net Decrease in Net Assets Resulting from Operations	$(3,376)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed		Global Atlantic Balanced Managed
	Risk Portfolio		Risk Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,918,100	$2,987,094	$1,303,948	$1,095,293
Net realized gain/(loss) on investments	6,935,049	(133,448)	655,458	640,361
Distributions of realized gains by underlying investment companies	—	6,419,143	—	—
Net change in unrealized appreciation/ (depreciation) on investments	(21,692,206)	21,180,479	(6,966,614)	9,037,618
Net increase/(decrease) in net assets resulting from operations	(10,839,057)	30,453,268	(5,007,208)	10,773,272
From Distributions to Shareholders:
Net Investment Income	—	(2,858,743)	—	(1,180,586)
Net Realized Gains	—	(337,380)	—	—
Total Distributions Paid *	(9,463,958)	—	(1,095,287)	—
Net decrease resulting from total distributions to shareholders	(9,463,958)	(3,196,123)	(1,095,287)	(1,180,586)

From Shares of Beneficial Interest:
Proceeds from shares sold	6,381,998	12,079,845	3,826,912	4,482,294
Reinvestment of distributions	9,463,958	3,196,123	1,095,287	1,180,586
Cost of shares redeemed	(19,055,559)	(19,643,203)	(12,964,740)	(20,408,387)
Net decrease in net assets from share transactions of beneficial interest	(3,209,603)	(4,367,235)	(8,042,541)	(14,745,507)
Total increase/(decrease) in net assets	(23,512,618)	22,889,910	(14,145,036)	(5,152,821)

Net Assets:
Beginning of year	240,414,711	217,524,801	95,892,750	101,045,571
End of year **	$216,902,093	$240,414,711	$81,747,714	$95,892,750

Share Activity:
Shares Sold	526,903	1,074,700	318,366	393,282
Shares Reinvested	848,785	276,960	95,243	100,991
Shares Redeemed	(1,594,889)	(1,732,461)	(1,083,588)	(1,787,676)
Net decrease in shares of beneficial interest outstanding	(219,201)	(380,801)	(669,979)	(1,293,403)

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $2,985,250 and $1,094,787 as of December 31, 2017 for Global Atlantic American Funds ® Managed Risk Portfolio and Global Atlantic Balanced Managed Risk Portfolio, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Global Allocation		Global Atlantic Franklin Dividend and
	Managed Risk Portfolio		Income Managed Risk Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,190,132	$4,663,868	$3,596,649	$2,928,559
Net realized loss on investments, futures contracts, forward foreign exchange contracts, and swap contracts	6,438,516	(2,443,200)	(4,630,621)	(336,445)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts forward foreign exchange contracts, and swap contracts	(28,428,728)	30,883,846	(15,375,409)	36,812,575
Net increase/(decrease) in net assets resulting from operations	(20,800,080)	33,104,514	(16,409,381)	39,404,689
From Distributions to Shareholders:
Net Investment Income	—	(1,778,094)	—	(2,854,796)
Total Distributions Paid *	(4,664,325)	—	(2,765,677)	—
Net decrease resulting from total distributions to shareholders	(4,664,325)	(1,778,094)	(2,765,677)	(2,854,796)

From Shares of Beneficial Interest:
Proceeds from shares sold	4,655,484	7,154,980	7,274,247	44,937,683
Reinvestment of distributions	4,664,325	1,778,094	2,765,677	2,854,796
Cost of shares redeemed	(27,923,437)	(28,674,405)	(29,188,638)	(18,136,037)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(18,603,628)	(19,741,331)	(19,148,714)	29,656,442
Total increase/(decrease) in net assets	(44,068,033)	11,585,089	(38,323,772)	66,206,335

Net Assets:
Beginning of year	285,869,366	274,284,277	302,607,270	236,400,935
End of year **	$241,801,333	$285,869,366	$264,283,498	$302,607,270

Share Activity:
Shares Sold	460,536	754,109	599,363	4,094,829
Shares Reinvested	499,927	180,334	236,181	248,459
Shares Redeemed	(2,809,982)	(3,004,354)	(2,430,085)	(1,600,156)
Net increase/(decrease) in shares of beneficial interest outstanding	(1,849,519)	(2,069,911)	(1,594,541)	2,743,132

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $4,662,879 and $2,788,486 as of December 31, 2017 for Global Atlantic BlackRock Global Allocation Managed Risk Portfolio and Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Dynamic		Global Atlantic Growth
	Trends Allocation Portfolio		Managed Risk Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$308,922	$121,591	$5,899,230	$4,871,832
Net realized gain/(loss) on investments, futures contracts options written, and foreign currency translations	(1,638,965)	1,316,540	2,680,594	4,464,496
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, options written and foreign currency translations	(531,432)	1,106,308	(42,363,431)	66,581,905
Net increase/(decrease) in net assets resulting from operations	(1,861,475)	2,544,439	(33,783,607)	75,918,233

From Distributions to Shareholders:
Net Investment Income	—	(106,993)	—	(6,229,367)
Total Distributions Paid *	(1,408,378)	—	(4,869,325)	—
Net decrease resulting from total distributions to shareholders	(1,408,378)	(106,993)	(4,869,325)	(6,229,367)

From Shares of Beneficial Interest:
Proceeds from shares sold	1,881,962	3,849,594	10,622,373	10,084,969
Reinvestment of distributions	1,408,378	106,993	4,869,325	6,229,367
Cost of shares redeemed	(3,906,173)	(2,560,412)	(42,651,050)	(64,322,600)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(615,833)	1,396,175	(27,159,352)	(48,008,264)
Total increase/(decrease) in net assets	(3,885,686)	3,833,621	(65,812,284)	21,680,602

Net Assets:
Beginning of year	34,626,004	30,792,383	489,447,327	467,766,725
End of year **	$30,740,318	$34,626,004	$423,635,043	$489,447,327

Share Activity:
Shares Sold	181,300	378,748	915,294	945,617
Shares Reinvested	146,859	10,398	442,264	564,254
Shares Redeemed	(375,772)	(249,560)	(3,725,752)	(6,068,287)
Net increase/(decrease) in shares of beneficial interest outstanding	(47,613)	139,586	(2,368,194)	(4,558,416)

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $145,522 and $4,868,926 as of December 31, 2017 for Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and Global Atlantic Growth Managed Risk Portfolio, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Moderate Growth
	Managed Risk Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2018	2017

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$2,016,474	$1,615,877
Net realized gain on investments	612,635	1,102,897
Net change in unrealized appreciation/(depreciation) on investments	(12,231,915)	17,336,051
Net increase/(decrease) in net assets resulting from operations	(9,602,806)	20,054,825

From Distributions to Shareholders:
From Net Investment Income	—	(1,754,088)
Total Distributions Paid *	(1,615,979)	—
Net decrease resulting from total distributions to shareholders	(1,615,979)	(1,754,088)

From Shares of Beneficial Interest:
Proceeds from shares sold	5,064,466	7,790,506
Reinvestment of distributions	1,615,979	1,754,088
Cost of shares redeemed	(12,694,376)	(17,056,992)
Net decrease in net assets from share transactions of beneficial interest	(6,013,931)	(7,512,398)
Total increase/(decrease) in net assets	(17,232,716)	10,788,339

Net Assets:
Beginning of year	153,177,570	142,389,231
End of year **	$135,944,854	$153,177,570

Share Activity:
Shares Sold	425,832	693,045
Shares Reinvested	143,007	153,867
Shares Redeemed	(1,076,572)	(1,517,963)
Net decrease in shares of beneficial interest outstanding	(507,733)	(671,051)

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $1,615,365 as of December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic PIMCO Tactical		Global Atlantic Select Advisor
	Allocation Portfolio		Managed Risk Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$338,850	$194,107	$1,267,963	$1,102,350
Net realized gain/(loss) on investments, futures contracts, options written, swap contracts and foreign currency translations	(539,247)	1,463,193	1,920,178	520,970
Distributions of realized gains by underlying investment companies	—	—	—	1,719,113
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, options written, swap contracts and foreign currency translations	(1,512,558)	1,522,228	(10,086,959)	12,840,228
Net increase/(decrease) in net assets resulting from operations	(1,712,955)	3,179,528	(6,898,818)	16,182,661

From Distributions to Shareholders:
From Net Investment Income	—	(79,664)	—	(1,405,776)
Total Distributions Paid *	(1,184,226)	—	(2,557,493)	—
Net decrease resulting from total distributions to shareholders	(1,184,226)	(79,664)	(2,557,493)	(1,405,776)

From Shares of Beneficial Interest:
Proceeds from shares sold	3,840,031	4,170,081	5,072,636	3,968,611
Reinvestment of distributions	1,184,226	79,664	2,557,493	1,405,776
Cost of shares redeemed	(3,284,139)	(2,210,044)	(10,294,914)	(10,599,666)
Net increase/(decrease) in net assets from share transactions of beneficial interest	1,740,118	2,039,701	(2,664,785)	(5,225,279)
Total increase/(decrease) in net assets	(1,157,063)	5,139,565	(12,121,096)	9,551,606

Net Assets:
Beginning of year	25,495,951	20,356,386	119,994,779	110,443,173
End of year **	$24,338,888	$25,495,951	$107,873,683	$119,994,779

Share Activity:
Shares Sold	349,837	410,215	400,416	345,977
Shares Reinvested	116,788	7,480	215,822	117,246
Shares Redeemed	(302,738)	(216,913)	(824,645)	(903,182)
Net increase/(decrease) in shares of beneficial interest outstanding	163,887	200,782	(208,407)	(439,959)

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $150,847 and $1,101,805 as of December 31, 2017 for Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Wellington		Global Atlantic Wilshire Dynamic
	Research Managed Risk Portfolio		Conservative Allocation Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$4,107,161	$3,101,284	$510	$454
Net realized gain on investments, futures contracts, and foreign currency translations	14,828,027	18,046,889	689	38
Distributions of realized gains by underlying investment companies	—	—	—	173
Net change in unrealized appreciation (depreciation) on investments, futures contracts, and foreign currency translations	(41,210,016)	37,840,855	(2,261)	1,759
Net increase/(decrease) in net assets resulting from operations	(22,274,828)	58,989,028	(1,062)	2,424
From Distributions to Shareholders:
From Net Investment Income	—	(2,527,768)	—	(493)
From Net Realized Gains	—	—	—	(312)
From Return of Capital	—	—	(42)	—
Total Distributions Paid *	(11,630,527)	—	(1,851)	—
Net decrease resulting from total distributions to shareholders	(11,630,527)	(2,527,768)	(1,893)	(805)

From Shares of Beneficial Interest:
Proceeds from shares sold	3,233,092	30,312,910	142	520
Reinvestment of distributions	11,630,527	2,527,768	1,893	805
Cost of shares redeemed	(45,039,857)	(26,097,036)	(132)	(441)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(30,176,238)	6,743,642	1,903	884
Total increase/(decrease) in net assets	(64,081,593)	63,204,902	(1,052)	2,503

Net Assets:
Beginning of year	478,812,125	415,607,223	28,104	25,601
End of year **	$414,730,532	$478,812,125	$27,052	$28,104

Share Activity:
Shares Sold	237,591	2,443,117	13	49
Shares Reinvested	915,069	196,255	190	76
Shares Redeemed	(3,362,647)	(2,075,166)	(12)	(41)
Net increase/(decrease) in shares of beneficial interest outstanding	(2,209,987)	564,206	191	84

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $3,143,753 and $433 as of December 31, 2017 for Global Atlantic Wellington Research Managed Risk Portfolio and Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Wilshire Dynamic Growth
	Allocation Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2018	2017

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$331	$3,777
Net realized gain on investments	25,748	906
Distributions of realized gains by underlying investment companies	—	3,157
Net change in unrealized appreciation/(depreciation) on investments	(29,455)	30,019
Net increase/(decrease) in net assets resulting from operations	(3,376)	37,859

From Distributions to Shareholders:
From Net Investment Income	—	(1,100)
From Net Realized Gains	—	(510)
From Return of Capital	(320)	—
Total Distributions Paid *	(33,963)	—
Net decrease resulting from total distributions to shareholders	(34,283)	(1,610)

From Shares of Beneficial Interest:
Proceeds from shares sold	14,999	33,928
Reinvestment of distributions	34,283	1,610
Cost of shares redeemed	(262,658)	(2,722)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(213,376)	32,816
Total increase/(decrease) in net assets	(251,035)	69,065

Net Assets:
Beginning of year	278,907	209,842
End of year **	$27,872	$278,907

Share Activity:
Shares Sold	1,775	3,101
Shares Reinvested	60,378	140
Shares Redeemed	(22,039)	(240)
Net increase in shares of beneficial interest outstanding	40,114	3,001

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $3,798 as of December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic American Funds® Managed Risk Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of year	$11.98	$10.64	$10.57	$10.86	$10.28
Income from investment operations:
Net investment income (a,b)	0.20	0.15	0.15	0.18	0.32
Net realized and unrealized gain/(loss) on investments	(0.76)	1.35	0.45	(0.38)	0.27
Total income/(loss) from investment operations	(0.56)	1.50	0.60	(0.20)	0.59
Less distributions from:
Net investment income	(0.15)	(0.14)	(0.14)	(0.09)	(0.01)
Net realized gain	(0.34)	(0.02)	(0.39)	—	(0.00	) (f)
Total distributions from net investment income and net realized gains	(0.49)	(0.16)	(0.53)	(0.09)	(0.01)
Net asset value, end of year	$10.93	$11.98	$10.64	$10.57	$10.86
Total return (c)	(4.75)%	14.16%	5.72%	(1.84)%	5.73%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$216,902	$240,415	$217,525	$191,162	$116,489
Ratio of net expenses to average net assets (d)	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of gross expenses to average net assets (d,e)	1.24%	1.27%	1.27%	1.27%	1.35%
Ratio of net investment income to average net assets (b,d)	1.66%	1.29%	1.37%	1.69%	2.96%
Portfolio turnover rate	34%	43%	35%	23%	35%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Does not include the expenses of the investment companies in which the Portfolio invests.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Amount represents less than $0.005.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Balanced Managed Risk Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class II Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014

Net asset value, beginning of year	$12.09		$10.95		$10.66		$10.82		$10.19
Income from investment operations:
Net investment income (a,b)	0.17		0.13		0.13		0.13		0.18
Net realized and unrealized gain/(loss) on investments	(0.85)		1.16		0.25		(0.25)		0.45
Total income/(loss) from investment operations	(0.68)		1.29		0.38		(0.12)		0.63
Less distributions from:
Net investment income	(0.15)		(0.15)		(0.09)		(0.04)		(0.00	) (f)
Net realized gain	—		—		—		—		(0.00	) (f)
Total distributions from net investment income and net realized gains	$(0.15)		$(0.15)		(0.09)		(0.04)		(0.00	) (f)
Net asset value, end of year	$11.26		$12.09		$10.95		$10.66		$10.82
Total return (c)	(5.66)%		11.80%		3.55%		(1.10)%		6.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$81,748		$95,893		$101,046		$83,310		$47,400
Ratio of net expenses to average net assets (d)	0.91	% (g)	0.91%		0.91%		0.91%		0.91%
Ratio of gross expenses to average net assets (d)	0.91%		0.91	% (e)	0.92	% (e)	0.92	% (e)	0.97	% (e)
Ratio of net investment income to average net assets (b,d)	1.42%		1.14%		1.23%		1.16%		1.70%
Portfolio turnover rate	75%		49%		51%		32%		34%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Does not include the expenses of the investment companies in which the Portfolio invests.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Amount represents less than $0.005.

(g)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of year	$10.11	$9.04	$9.35	$10.27	$10.22
Income from investment operations:
Net investment income/(loss) (a,b)	0.04	0.16	0.06	0.16	0.54
Net realized and unrealized gain/(loss) on investments	(0.82)	0.97	(0.06)	(0.52)	(0.47)
Total income (loss) from investment operations	(0.78)	1.13	0.00 (f)	(0.36)	0.07
Less distributions from:
Net investment income	(0.18)	(0.06)	(0.12)	(0.16)	(0.01)
Net realized gain	—	—	(0.19)	(0.40)	(0.01)
Total distributions from net investment income and net realized gains	(0.18)	(0.06)	(0.31)	(0.56)	(0.02)
Net asset value, end of year	$9.15	$10.11	$9.04	$9.35	$10.27
Total return (c)	(7.78)%	12.54%	0.02%	(3.44)%	0.69%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$241,801	$285,869	$274,284	$272,598	$176,415
Ratio of net expenses to average net assets (d)	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of gross expenses to average net assets (d,e)	1.24%	1.26%	1.27%	1.26%	1.35%
Ratio of net investment income to average net assets (b,d)	3.87%	1.66%	0.64%	1.61%	5.20%
Portfolio turnover rate	7%	1%	7%	1%	0	% (g)

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Does not include the expenses of the investment companies in which the Portfolio invests.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Amount represents less than $0.005.

(g)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class II Shares

	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
	December 31, 2018		December 31, 2017		December 31, 2016	December 31, 2015	December 31, 2014 (a)

Net asset value, beginning of period	$12.13		$10.64		$9.78	$10.57	$10.00
Income from investment operations:
Net investment income (b,c)	0.15		0.12		0.13	0.12	0.15
Net realized and unrealized gain (loss) on investments	(0.85)		1.48		0.81	(0.87)	0.42
Total income (loss) from investment operations	(0.70)		1.60		0.94	(0.75)	0.57
Less distributions from:
Net investment income	(0.12)		(0.11)		(0.08)	(0.04)	—
Net asset value, end of period	$11.31		$12.13		$10.64	$9.78	$10.57
Total return (d)	(5.82)%		15.14%		9.60%	(7.09)%	5.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$264,283		$302,607		$236,401	$162,144	$87,956
Ratio of net expenses to average net assets (e)	1.15%		1.13%		1.08%	1.08%	1.08	% (g)
Ratio of gross expenses to average net assets (e,f)	1.19%		1.24%		1.22%	1.21%	1.24	% (g)
Ratio of net investment income to average net assets (c,e)	1.24%		1.04%		1.22%	1.13%	2.22	% (g)
Portfolio turnover rate	24	% (h)	43	% (h)	3%	3%	2	% (i)

(a)	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	The portfolio turnover rate excludes mortgage dollar roll transactions for the years ended December 31, 2018 and December 31, 2017. If these were included in the calculation, the turnover percentage would be 48% and 55%, respectively. See Note 3 in the accompanying notes to financial statements.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015 (a)

Net asset value, beginning of period	$10.63	$9.87	$9.48		$10.00
Income from investment operations:
Net investment income (b,c)	0.10	0.04	0.04		0.01
Net realized and unrealized gain/(loss) on investments	(0.71)	0.75	0.35		(0.53)
Total income/(loss) from investment operations	(0.61)	0.79	0.39		(0.52)
Less distributions from:
Net investment income	(0.05)	(0.03)	(0.00	) (d)	(0.00	) (d)
Net realized gain	(0.40)	—	—		—
Total distributions from net investment income and net realized gains	(0.45)	(0.03)	(0.00	) (d)	(0.00	) (d)
Net asset value, end of period	$9.57	$10.63	$9.87		$9.48
Total return (e)	(5.74)%	8.04%	4.12%		(5.17)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$30,740	$34,626	$30,792		$16,249
Ratio of expenses to average net assets (f)	1.16%	1.16%	1.16%		1.16	% (h)
Ratio of gross expenses to average net assets (f,g)	1.20%	1.21%	1.21%		1.22	% (h)
Ratio of net investment income to average net assets (c,f)	0.94%	0.37%	0.43%		0.10	% (h)
Portfolio turnover rate	142%	241%	101%		14	% (i)

(a)	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.005.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$11.64		$10.03		$9.91		$10.49		$10.00
Income from investment operations:
Net investment income (b,c)	0.14		0.11		0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	(0.99)		1.65		0.09		(0.68)		0.36
Total income (loss) from investment operations	(0.85)		1.76		0.22		(0.55)		0.49
Less distributions from:
Net investment income	(0.12)		(0.15)		(0.10)		(0.03)		—
Net asset value, end of period	$10.67		$11.64		$10.03		$9.91		$10.49
Total return (d)	(7.33)%		17.61%		2.23%		(5.23)%		4.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$423,635		$489,447		$467,767		$461,355		$260,758
Ratio of net expenses to average net assets (e)	0.91	% (i)	0.91%		0.91%		0.91%		0.90	% (g)
Ratio of gross expenses to average net assets (e)	0.89%		0.91	% (f)	0.92	% (f)	0.92	% (f)	0.90	% (g)
Ratio of net investment income to average net assets (c,e)	1.24%		1.04%		1.32%		1.22%		1.83	% (g)
Portfolio turnover rate	53%		51%		59%		23%		9	% (h)

(a)	Global Atlantic Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$11.90		$10.52		$10.20		$10.50		$10.00
Income from investment operations:
Net investment income (b,c)	0.16		0.12		0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	(0.93)		1.40		0.28		(0.40)		0.37
Total income (loss) from investment operations	(0.77)		1.52		0.41		(0.27)		0.50
Less distributions from:
Net investment income	(0.13)		(0.14)		(0.09)		(0.03)		—
Net asset value, end of period	$11.00		$11.90		$10.52		$10.20		$10.50
Total return (d)	(6.50)%		14.47%		4.05%		(2.57)%		5.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$135,945		$153,178		$142,389		$127,725		$64,987
Ratio of net expenses to average net assets (e)	0.91	% (i)	0.91%		0.91%		0.91%		0.91	% (g)
Ratio of gross expenses to average net assets (e)	0.89%		0.91	% (f)	0.92	% (f)	0.92	% (f)	0.91	% (g)
Ratio of net investment income to average net assets (c,e)	1.35%		1.09%		1.26%		1.21%		1.82	% (g)
Portfolio turnover rate	65%		52%		59%		21%		11	% (h)

(a)	Global Atlantic Moderate Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic PIMCO Tactical Allocation Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015 (a)

Net asset value, beginning of year	$11.12	$9.73	$9.45	$10.00
Income from investment operations:
Net investment income (b,c)	0.14	0.09	0.11	0.04
Net realized and unrealized gain/(loss) on investments	(0.87)	1.34	0.26	(0.51)
Total income/(loss) from investment operations	(0.73)	1.43	0.37	(0.47)
Less distributions from:
Net investment income	(0.11)	(0.04)	(0.09)	(0.08)
Net realized gain	(0.38)	—	—	—
Total distributions from net investment income and net realized gains	$(0.49)	$(0.04)	$(0.09)	$(0.08)
Net asset value, end of year	$9.90	$11.12	$9.73	$9.45
Total return (d)	(6.65)%	14.66%	3.91%	(4.72)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$24,339	$25,496	$20,356	$13,215
Ratio of net expenses to average net assets (e)	1.14%	1.14%	1.14%	1.14	% (g)
Ratio of gross expenses to average net assets (e,f)	1.20%	1.21%	1.21%	1.22	% (g)
Ratio of net investment income to average net assets (c,e)	1.29%	0.83%	1.15%	0.61	% (g)
Portfolio turnover rate (i)	207%	403%	66%	128	% (h)

(a)	Global Atlantic PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	The portfolio turnover rates excludes mortgage dollar roll transactions for the years ended December 31, 2018, December 31, 2017 and December 31, 2016, and the period ended December 31, 2015. If these were included in the calculation, the turnover percentage would be 376%, 455%, 304% and 220%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Select Advisor Managed Risk Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class II Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of year	$12.55	$11.04	$10.62	$10.97	$10.24
Income from investment operations:
Net investment income (a,b)	0.13	0.11	0.14	0.15	0.17
Net realized and unrealized gain/(loss) on investments	(0.87)	1.55	0.40	(0.46)	0.56
Total income/(loss) from investment operations	(0.74)	1.66	0.54	(0.31)	0.73
Less distributions from:
Net investment income	(0.12)	(0.15)	(0.12)	(0.04)	(0.00	) (f)
Net realized gain	(0.16)	—	—	—	—
Total distributions from net investment income and net realized gains	(0.28)	(0.15)	(0.12)	(0.04)	(0.00	) (f)
Net asset value, end of year	$11.53	$12.55	$11.04	$10.62	$10.97
Total return (c)	(5.99)%	15.06%	5.10%	(2.81)%	7.14%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$107,874	$119,955	$110,443	$105,716	$51,597
Ratio of net expenses to average net assets (d)	0.63%	0.63%	0.63%	0.63%	0.63%
Ratio of gross expenses to average net assets (d,e)	1.24%	1.26%	1.27%	1.26%	1.37%
Ratio of net investment income to average net assets (b,d)	1.07%	0.95%	1.26%	1.42%	1.59%
Portfolio turnover rate	32%	36%	45%	21%	18%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Does not include the expenses of the investment companies in which the Portfolio invests.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Amount represents less than $0.005.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wellington Research Managed Risk Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class II Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014

Net asset value, beginning of year	$13.40		$11.82		$11.32		$11.25		$10.31
Income from investment operations:
Net investment income (a,b)	0.12		0.09		0.08		0.06		0.04
Net realized and unrealized gain on investments	(0.79)		1.56		0.42		0.03	(c)	0.92
Total income from investment operations	(0.67)		1.65		0.50		0.09		0.96
Less distributions from:
Net investment income	(0.09)		(0.07)		—		(0.01)		(0.01)
Net realized gain	(0.26)		—		—		(0.01)		(0.01)
Total distributions from net investment income and net realized gains	(0.35)		(0.07)		—		(0.02)		(0.02)
Net asset value, end of year	$12.38		$13.40		$11.82		$11.32		$11.25
Total return (d)	(5.07)%		13.99%		4.68%		0.75%		9.29%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$414,731		$478,812		$415,607		$335,250		$88,909
Ratio of net expenses to average net assets (e)	1.20	% (h)	1.20%		1.20%		1.20%		1.20%
Ratio of gross expenses to average net assets (e)	1.19%		1.21	% (f)	1.21	% (f)	1.21	% (f)	1.38	% (f)
Ratio of net investment income to average net assets (b,e)	0.89%		0.68%		0.65%		0.49%		0.35%
Portfolio turnover rate (g)	66%		67%		71%		91%		120%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	The portfolio turnover rates excludes mortgage dollar roll transactions for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014. If these were included in the calculation the turnover percentage would be 92%, 106%, 120%, 175% and 188%, respectively. See Note 3 in the accompanying notes to financial statements.

(h)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

				Period Ended
	Year Ended		Year Ended	December 31,
	December 31, 2018		December 31, 2017	2016 (a)

Net asset value, beginning of period	$10.89		$10.25	$10.00
Income from investment operations:
Net investment income (b,c)	0.20		0.18	0.17
Net realized and unrealized gain on investments	(0.61)		0.78	0.08
Total income from investment operations	(0.41)		0.96	0.25
Less distributions from:
Net investment income	(0.46)		(0.20)	—
Net return of capital	(0.02)		—	—
Net realized gain	(0.24)		(0.12)	—
Total distributions from net investment income and net realized gains	(0.72)		(0.32)	—
Net asset value, end of period	$9.76		$10.89	$10.25
Total return (d)	(3.77)%		9.45%	2.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$27		$28	$26
Ratio of net expenses to average net assets (e)	0.75%		0.72%	0.73	% (f)
Ratio of gross expenses to average net assets (e)	164.67	% (h)	0.72%	0.73	% (f)
Ratio of net investment income to average net assets (c,e)	1.82%		1.68%	2.53	% (f)
Portfolio turnover rate	22%		39%	21	% (g)

(a)	Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

(h)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

				Period Ended
	Year Ended		Year Ended	December 31,
	December 31, 2018		December 31, 2017	2016 (a)

Net asset value, beginning of period	$12.10		$10.47	$10.00
Income from investment operations:
Net investment income (b,c)	0.04		0.17	0.28
Net realized and unrealized gain on investments	0.80		1.53	0.19
Total income from investment operations	0.84		1.70	0.47
Less distributions from:
Net investment income	(2.88)		(0.05)	—
Net return of capital	(0.08)		—	—
Net realized gain	(9.54)		(0.02)	—
Total distributions from net investment income and net realized gains	(12.50)		(0.07)	—
Net asset value, end of period	$0.44		$12.10	$10.47
Total return (d)	5.46%		16.37%	4.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$28		$279	$210
Ratio of net expenses to average net assets (e)	0.75%		0.72%	0.72	% (f)
Ratio of gross expenses to average net assets (e)	55.76	% (h)	0.72%	0.72	% (f)
Ratio of net investment income to average net assets (c,e)	0.40%		1.50%	4.05	% (f)
Portfolio turnover rate	58%		33%	17	% (g)

(a)	Global Atlantic Wilshire Dynamic Growth Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

(h)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1.	ORGANIZATION

The Global Atlantic Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) are comprised of twenty-five different actively managed portfolios, twelve of which are discussed in this report. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Portfolio Name	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic PIMCO Tactical Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	April 29, 2016	Current income and long-term capital appreciation.
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	April 29, 2016	Long-term capital appreciation.

At a meeting held on May 17, 2018, upon the recommendation of Global Atlantic Investment Advisors, LLC (the “Adviser”), the Board of Trustees of the Trust (“Board”) approved a proposal to liquidate the Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio. The Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio did not receive contract holder approval to liquidate and as of December 31, 2018, the Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio each continued to operate.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio are non-diversified series of the Trust; all other Portfolios are diversified. Certain of the Portfolios operate as “fund of funds.” A “fund of funds” typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class II shares at net asset value.

References herein to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value, as discussed in more detail below.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the “Underlying Fund” or “Underlying Funds”). Each Underlying Fund is valued at its respective net asset values as reported by such investment company. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each Underlying Fund’s board(s) of trustees.

Exchange-Traded Funds – The Portfolios may invest in passive exchange-traded funds (“ETFs”). An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, an ETF has fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the valuation procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Global Atlantic Investment Advisors, LLC (the “Adviser”) and/or Sub-Adviser. The Fair Value Committee may also include the Trust’s Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process – The Fair Value Committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value (“NAV”); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for each Portfolio’s investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$207,556,549	$—	$—	$207,556,549
Short-Term Investment	13,012	—	—	13,012
Futures Contracts *	941,660	—	—	941,660
Total	$208,511,221	$—	$—	$208,511,221

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$78,238,830	$—	$—	$78,238,830
Short-Term Investment	1,776	—	—	1,776
Futures Contracts *	370,729	—	—	370,729
Total	$78,611,335	$—	$—	$78,611,335

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trust	$230,415,698	$—	$—	$230,415,698
Short-Term Investment	9,851,208	—	—	9,851,208
Futures Contracts *	593,206	—	—	593,206
Total	$240,860,112	$—	$—	$240,860,112

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$187,845,402	$—	$—	$187,845,402
Asset Backed Securities	—	19,092,903	—	19,092,903
Commercial Mortgage Obligation	—	269,558	—	269,558
Corporate Bonds	—	23,988,990	—	23,988,990
Municipal Bond	—	88,203	—	88,203
Term Loans	—	3,869,039	—	3,869,039
Agency Mortgage Backed Securities	—	16,270,636	—	16,270,636
Sovereign Debt	—	685,344	—	685,344
U.S. Treasury Securities	—	5,702,211	—	5,702,211
Short-Term Investment	2,688,846	—	—	2,688,846
Forward Foreign Currency Contracts*	—	42,428	—	42,428
Futures Contracts *	2,622,071	—	—	2,622,071
Total	$193,156,319	$70,009,312	$—	$263,165,631

Liabilities	Level 1	Level 2	Level 3	Total
Swap Contracts*	$—	$184,341	$—	$184,341
Total	$—	$184,341	$—	$184,341

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,364,326	$—	$—	$13,364,326
U.S. Treasury Note	—	16,076,207	—	16,076,207
Short-Term Investment	3,527,761	—	—	3,527,761
Total	$16,892,087	$16,076,207	$—	$32,968,294

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$107,558	$—	$—	$107,558
Total	$107,558	$—	$—	$107,558

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$401,361,221	$—	$—	$401,361,221
Short-Term Investment	608	—	—	608
Futures Contracts *	6,694,944	—	—	6,694,944
Total	$408,056,773	$—	$—	$408,056,773

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$130,119,722	$—	$—	$130,119,722
Short-Term Investment	1,118	—	—	1,118
Futures Contracts *	1,247,489	—	—	1,247,489
Total	$131,368,329	$—	$—	$131,368,329

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,357,456	$—	$—	$7,357,456
Asset Backed Securities	—	787,678	—	787,678
Corporate Bonds	—	2,897,524	—	2,897,524
Certificate of Deposit	—	100,000	—	100,000
Agency Mortgage Backed Securities	—	6,011,043	—	6,011,043
Collateralized Mortgage Obligations	—	538,030	—	538,030
Commercial Mortgage Backed Securities	—	47,442	—	47,442
U.S. Treasury Securities	—	11,326,382	—	11,326,382
Purchased Option on Futures	234	—	—	234
Short-Term Investments	325,699	1,795,981	—	2,121,680
Forward Foreign Currency Contracts*	—	2,780	—	2,780
Total	$7,683,389	$23,506,860	$—	$31,190,249

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short	$—	$54,225	$—	$54,225
Futures Contracts*	47,967	—	—	47,967
Swap Contracts	—	123,574	—	123,574
Total	$47,967	$177,799	$—	$225,766

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$18,636,386	$—	$—	$18,636,386
Variable Insurance Trusts	84,625,021	—	—	84,625,021
Short-Term Investment	58,932	—	—	58,932
Futures Contracts *	1,028,337	—	—	1,028,337
Total	$104,348,676	$—	$—	$104,348,676

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$245,157,694	$—	$—	$245,157,694
Preferred Stock	75,900	—	—	75,900
Exchange Traded Fund	6,235,004	—	—	6,235,004
Asset Backed Securities	—	15,312,720	—	15,312,720
Corporate Bonds	—	56,541,388	—	56,541,388
Collateralized Mortgage Obligations	—	938,218	—	938,218
Commercial Mortgage Backed Securities	—	11,696,268	—	11,696,268
Agency Mortgage Backed Securities	—	35,466,386	—	35,466,386
Municipal Securities	—	4,615,240	—	4,615,240
Sovereign Debt	—	1,795,841	—	1,795,841
U.S. Treasury Securities	—	18,338,461	—	18,338,461
Short-Term Investments	6,359,561	—	—	6,359,561
Futures Contracts*	3,833,364	—	—	3,833,364
Total	$261,661,523	$144,704,522	$—	$406,366,045

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$15,248	$—	$—	$15,248
Variable Insurance Trusts	11,089	—	—	11,089
Short-Term Investment	1,941	—	—	1,941
Total	$28,278	$—	$—	$28,278

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$16,227	$—	$—	$16,227
Variable Insurance Trusts	11,364	—	—	11,364
Short-Term Investment	1,553	—	—	1,553
Total	$29,144	$—	$—	$29,144

*	Cumulative net appreciation/(depreciation) on futures contracts, swap contracts, forward foreign exchange contracts and currency contracts is reported in the above table.

The Portfolios did not hold any Level 3 securities during the period. There were no transfers between levels for any Portfolio. It is the Portfolios’ policy to record transfers between levels at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2015, 2016, and 2017 tax returns or is expected to be taken in each Portfolio’s 2018 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the statements of operations.

For the year ended December 31, 2018, the change in unrealized appreciation/(depreciation) on forward foreign currency contracts by the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio was $80,620 and $9,239, respectively. For the year ended December 31, 2018, the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had realized losses of $59,070 and $36,443, respectively, from forward foreign currency contracts.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Options Transactions – Global Atlantic PIMCO Tactical Allocation Portfolio is subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing its investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

For the year ended December 31, 2018, the change in unrealized appreciation/(depreciation) on options contracts written by the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio was $38,023. For the year ended December 31, 2018, the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio had realized losses of $180,973 from option contracts written.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2018, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

			Change in Unrealized
	Risk Type	Realized Gain/(Loss)	Appreciation/(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	Equity	$(2,689,016)	$941,660
Global Atlantic Balanced Managed Risk Portfolio	Equity	$(1,174,868)	$370,729
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Equity	$(1,541,174)	$593,206
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	$(270,584)	$170,412
	Currency	$(82,217)	$8,125
	Equity	$(5,911,871)	$2,477,778
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Equity	$(880,562)	$(172,204)
Global Atlantic Growth Managed Risk Portfolio	Equity	$(9,774,549)	$6,694,944
Global Atlantic Moderate Growth Managed Risk Portfolio	Equity	$(2,370,068)	$1,247,489
Global Atlantic PIMCO Tactical Allocation Portfolio	Equity	$(845,662)	$(92,699)
	Interest Rate	$47,156	$(61,640)
Global Atlantic Select Advisor Managed Risk Portfolio	Equity	$(1,638,887)	$1,028,337
Global Atlantic Wellington Research Managed Risk Portfolio	Equity	$(8,397,895)	$3,898,770

Swap Agreements – The Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter (“OTC”) swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” (i.e., the return or increase in value of a particular dollar amount invested in a “basket” of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Certain Portfolios may enter into credit default swaps (“CDS”). CDS are two-party contracts that transfer credit exposure between the parties. One party (the “buyer”) receives credit protection and the other party (the “seller”) takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller’s commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the year ended December 31, 2018, the change in unrealized depreciation on swap contracts for the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio was $205,935 and $242,798, respectively. For the year ended December 31, 2018, the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains of $68,920 and $302,608, respectively, from swap contracts.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Repurchase and Reverse Repurchase Agreements Risk – Repurchase and reverse repurchase agreements involve the purchase or sale of securities held by the Portfolio with an agreement to resell or repurchase the securities at an agreed-upon price, date and interest payment. Repurchase transactions are subject to credit risk and counterparty risk. They also carry the risk that the market value of the securities may increase above the resell value or decline below the repurchase price. The Portfolio could also lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio is less than the value of securities. Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Portfolio’s net asset value.

					Payable for
					Reverse
Borrowing	Settlement	Maturity	Principal	Amount	Repurchase
Rate	Date	Date	Amount	Borrowed	Agreements
3.00%	12/18/18	1/2/19	$141,050	$141,050	$141,226
3.00%	12/18/18	1/2/19	485,625	485,625	486,232
2.95%	12/28/18	1/4/19	485,000	485,000	485,278
				$1,111,675	$1,112,736

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities

The following tables present certain of the Portfolios’ asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2018.

Global Atlantic American Funds® Managed Risk Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged	Net Amount
Future Contracts	$941,660	(1)	$—	(1)	$941,660	$—	$—	$—
Total	$941,660		$—		$941,660	$—	$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

Global Atlantic Balanced Managed Risk Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged	Net Amount
Future Contracts	$370,729	(1)	$—	(1)	$370,729	$—	$—	$—
Total	$370,729		$—		$370,729	$—	$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged	Net Amount
Future Contracts	$593,206	(1)	$—	(1)	$593,206	$—	$—	$—
Total	$593,206		$—		$593,206	$—	$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets
						Gross Amounts Not Offset in the
						Statement of Assets & Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the
	of Recognized		Statement of		Statement of Assets &	Financial	Cash Collateral
Description	Assets		Assets & Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$2,643,960	(1)	$(21,889	) (1)	$2,622,071	$—	$—	(2)	$—
Forward Foreign Currency Contracts	71,564	(1)	(29,136	) (1)	42,428	—	—	(2)	—
Total	$2,715,524		$(51,025)		$2,664,499	$—	$—		$—

Gross Amounts Not Offset in the
Liabilities						Statement of Assets & Liabilities
	Gross		Gross Amounts		Net Amounts of
	Amounts of		Offset in the		Liabilities Presented in
	Recognized		Statement of Assets		the Statement of Assets	Financial	Cash Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Swap Contracts	$226,460	(1)	(42,119	) (1)	$184,341	—	$184,341	(2)	—
Total	$226,460		$(42,119)		$184,341	$—	$184,341		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $150,776 for swap contracts.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of
	Amounts of		Offset in the		Liabilities Presented in		Cash
	Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$112,589	(1)	$5,031	(1)	$107,558	$—	$107,558	(2)	$—
Total	$112,589		$5,031		$107,558	$—	$107,558		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $217,069 for futures contracts.

Global Atlantic Growth Managed Risk Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the	Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged	Net Amount
Future Contracts	$6,694,944	(1)	$—	(1)	$6,694,944	$—	$—	$—
Total	$6,694,944		$—		$6,694,944	$—	$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged	Net Amount
Future Contracts	$1,247,489	(1)	$—	(1)	$1,247,489	$—	$—	$—
Total	$1,247,489		$—		$1,247,489	$—	$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets
						Gross Amounts Not Offset in the
						Statement of Assets & Liabilities
	Gross Amounts		Gross Amounts Offset		Net Amounts of Assets
	of Recognized		in the Statement of		Presented in the Statement	Financial	Cash Collateral
Description	Assets		Assets & Liabilities		of Assets & Liabilities	Instruments	Pledged	Net Amount
Forward Foreign Currency Contracts	$2,780	(1)	$—	(1)	$2,780	$—	$—	$—
Total	$2,780		$—		$2,780	$—	$—	$—

						Gross Amounts Not Offset in the
Liabilities						Statement of Assets & Liabilities
	Gross Amounts of		Gross Amounts Offset		Net Amounts of Liabilities
	Recognized		in the Statement of		Presented in the Statement of	Financial	Cash Collateral
Description	Liabilities		Assets & Liabilities		Assets & Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$170,089	(1)	$(122,122	) (1)	$47,967	$—	$47,967	(2)	$—
Swap Contracts	184,677	(1)	(61,103	) (1)	123,574	—	123,574	(2)	—

Reverse Repurchase Agreements	1,112,736	(1)	—	(1)	1,112,736	1,112,736	—	(2)	—
Total	$1,467,502		$(183,225)		$1,284,277	$1,112,736	$171,541		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $104,548 for futures contracts and $262,521 for swap contracts.

Global Atlantic Select Advisor Managed Risk Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged	Net Amount
Future Contracts	$1,028,337	(1)	$—	(1)	$1,028,337	$—	$—	$—
Total	$1,028,337		$—		$1,028,337	$—	$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic Wellington Research Managed Risk Portfolio

						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$3,938,989	(1)	$(105,625	) (1)	$3,833,364	$—	$—	$—
Total	$3,938,989		$(105,625)		$3,833,364	$—	$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio’s, Global Atlantic PIMCO Tactical Allocation Portfolio’s and Global Atlantic Wellington Research Managed Risk Portfolio’s Statements of Assets and Liabilities as of December 31, 2018:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Interest Rate/Currency Contracts	Investments in securities, at fair value
Unrealized appreciation/(depreciation) on futures contract, net
Unrealized appreciation/(depreciation) on swap contracts, net
Unrealized appreciation/(depreciation) forward foreign currency contracts, net
Reverse Repurchase Agreements, at value

The following table sets forth the fair value of the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio’s derivative contracts by primary risk exposure as of December 31, 2018:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	December 31, 2018
Futures Contracts	$2,477,778	$136,168	$8,125	$2,622,071
Swap Contracts	—	(184,341)	—	(184,341)
Forward Foreign Currency Contracts	—	—	42,428	42,428
Total	$2,477,778	$(48,173)	$50,553	$2,480,158

Global Atlantic PIMCO Tactical Allocation Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	December 31, 2018
Options Purchased on Futures	$—	$234	$—	$234
Futures Contracts	—	(47,967)	—	(47,967)
Swap Contracts	—	(123,574)	—	(123,574)
Forward Foreign Currency Contracts	—	—	2,780	2,780
Total	$—	$(171,307)	$2,780	$(168,527)

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic Wellington Research Managed Risk Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	December 31, 2018
Futures Contracts	$3,898,770	$(65,406)	$—	$3,833,364
Total	$3,898,770	$(65,406)	$—	$3,833,364

The following is a summary of the location of derivative investments on the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio’s Statement of Operations for the year ended December 31, 2018:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain/(loss) on:
Investments
Futures contracts
Swap contracts
Options written
Forward foreign currency contracts
Net change in unrealized appreciation/(depreciation) on:
Investments
Futures contracts
Swap contracts
Forward foreign currency contracts

The following is a summary of the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio’s, Global Atlantic PIMCO Tactical Allocation Portfolio’s and Global Atlantic Wellington Research Managed Risk Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2018:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations
				Total for the year ended
	Equity	Interest Rate	Currency	December 31, 2018
Futures Contracts	$2,477,778	$170,412	$8,125	$2,656,315
Swap Contracts	—	(205,935)	—	(205,935)
Forward Foreign Currency Contracts	—	—	80,620	80,620
Total	$2,477,778	$(35,523)	$88,745	$2,531,000

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the year ended
	Equity	Interest Rate	Currency	December 31, 2018
Futures Contracts	$(5,911,871)	$(270,584)	$(82,217)	$(6,264,672)
Swap Contracts	—	68,920	—	68,920
Forward Foreign Currency Contracts	—	—	(59,070)	(59,070)
Total	$(5,911,871)	$(201,664)	$(141,287)	$(6,254,822)

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic PIMCO Tactical Allocation Portfolio

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations
				Total for the year ended
	Equity	Interest Rate	Currency	December 31, 2018
Options Purchased on Indices	$8,778	$—	$—	$8,778
Options Purchased on Futures	—	(3,221)	—	(3,221)
Futures Contracts	(92,699)	(61,640)	—	(154,339)
Swap Contracts	—	(242,798)	—	(242,798)
Forward Foreign Currency Contracts	—	—	9,239	9,239
Total	$(83,921)	$(307,659)	$9,239	$(382,341)

Realized gain/(loss) on derivatives recognized in the Statement of Operations
				Total for the year ended
	Equity	Interest Rate	Currency	December 31, 2018
Options Purchased	$—	$8,775	$—	$8,775
Futures Contracts	(845,662)	47,156	—	(798,506)
Swap Contracts	—	302,608	—	302,608
Forward Foreign Currency Contracts	—	—	(36,443)	(36,443)
Total	$(845,662)	$358,539	$(36,443)	$(523,566)

Global Atlantic Wellington Research Managed Risk Portfolio

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations
				Total for the year ended
	Equity	Interest Rate	Currency	December 31, 2018
Futures Contracts	$3,898,770	$(104,123)	$—	$3,794,647
Total	$3,898,770	$(104,123)	$—	$3,794,647

Realized gain/(loss) on derivatives recognized in the Statement of Operations
				Total for the year ended
	Equity	Interest Rate	Currency	December 31, 2018
Futures Contracts	$(8,409,876)	$541,742	$—	$(7,868,134)
Total	$(8,409,876)	$541,742	$—	$(7,868,134)

The notional value of the derivative instruments outstanding as of December 31, 2018, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio’s investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio estimates the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolios to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Adviser, Sub-Adviser and/or Underlying Fund manager, as applicable, or the rating agencies than such securities actually do.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter (“OTC”) derivative instruments deemed to be “swaps.” The Commodity Futures Trading Commission (“CFTC”) has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment result.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. In response to the financial crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. The Federal Reserve has since reduced its market support activities and has recently started raising interest rates. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect the markets generally and increase market volatility. These and other changes in market conditions could reduce the value and liquidity of the securities in which a Portfolio invests. This environment could make identifying investment risks and opportunities especially difficult.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Global Atlantic American Funds® Managed Risk Portfolio	$76,966,288	$76,132,914
Global Atlantic Balanced Managed Risk Portfolio	65,045,345	72,573,711
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	18,953,859	25,054,309
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	133,185,408	142,202,398
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	42,201,183	33,825,090
Global Atlantic Growth Managed Risk Portfolio	237,954,493	266,089,135
Global Atlantic Moderate Growth Managed Risk Portfolio	92,940,370	98,124,008
Global Atlantic PIMCO Tactical Allocation Portfolio	110,572,033	108,131,832
Global Atlantic Select Advisor Managed Risk Portfolio	35,510,482	35,905,068
Global Atlantic Wellington Research Managed Risk Portfolio	404,902,160	445,908,716
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	6,188	6,021
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	46,859	291,948

The aggregate amount of purchases and sales listed above are inclusive of the cost of purchases and proceeds from sales of mortgage dollar roll transactions. The amount of these transactions is listed below.

Portfolio	Purchases	Sales
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$66,754,827	$64,570,354
Global Atlantic PIMCO Tactical Allocation Portfolio	63,602,738	59,395,272
Global Atlantic Wellington Research Managed Risk Portfolio	142,284,870	153,143,062

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios’ investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic American Funds® Managed Risk Portfolio	Wilshire Associates Incorporated
Milliman Financial Risk Management, LLC
Global Atlantic Balanced Managed Risk Portfolio	BlackRock Financial Management, Inc.
Milliman Financial Risk Management, LLC
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisers, Inc.*
Milliman Financial Risk Management, LLC
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Growth Managed Risk Portfolio	BlackRock Financial Management, Inc.
Milliman Financial Risk Management, LLC
Global Atlantic Moderate Growth Managed Risk Portfolio	BlackRock Financial Management, Inc.
Milliman Financial Risk Management, LLC

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Portfolio	Sub-Adviser
Global Atlantic PIMCO Tactical Allocation Portfolio	Pacific Investment Management Company LLC
Global Atlantic Select Advisor Managed Risk Portfolio	Wilshire Associates Incorporated
Milliman Financial Risk Management, LLC
Global Atlantic Wellington Research Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Wellington Management Company LLP
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	Wilshire Associates Incorporated
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Wilshire Associates Incorporated

*	The sub-adviser to the equity sleeve of the Capital Appreciation and Income Component of the Portfolio changed effective March 1, 2018 due to an organizational restructuring whereby all of the investment personnel responsible for the management of the equity sleeve transitioned from Franklin Advisory Services, LLC to Franklin Advisers.

The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. GFS provides a Principal Financial Officer to the Trust.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio.

Portfolio	Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio [1]	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion

Global Atlantic Balanced Managed Risk Portfolio [2]	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.900%

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Portfolio	Advisory Fee*
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

Global Atlantic Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion

Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion

Global Atlantic PIMCO Tactical Allocation Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Select Advisor Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion

Global Atlantic Wellington Research Managed Risk Portfolio [3]	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.360% on first $500 million
0.350% on next $500 million
0.340% on next $2 billion
0.330% on next $2 billion
0.310% over $5 billion

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.360% on first $500 million
0.350% on next $500 million
0.340% on next $2 billion
0.330% on next $2 billion
0.310% over $5 billion

*	Calculated daily based on the average daily net assets.

1 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.90%.

2 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.55%.

3 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.85%.

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreement”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Portfolio	Expense Limitation	Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	April 30, 2019
Global Atlantic Balanced Managed Risk Portfolio	0.91%	April 30, 2019
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	April 30, 2019
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio*	1.15%	April 30, 2019
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	April 30, 2019
Global Atlantic Growth Managed Risk Portfolio	0.91%	April 30, 2019
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%	April 30, 2019
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%	April 30, 2019
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%	April 30, 2019
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%	April 30, 2019
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.75%	April 30, 2019
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.75%	April 30, 2019

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. This waiver is not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of underlying funds in which certain Portfolios invest. This compensation may create a conflict of interest for the Adviser in the selection of underlying funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of compensation received from managers of underlying funds. The minimum amount of this waiver, until at least April 30, 2019 for each Portfolio is based on estimated amounts expected to be received during the current fiscal year. If a reasonable estimate cannot be made, the minimum may be set at 0.00%. The actual amount of each waiver may be higher to the extent the payments exceed the Adviser’s estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio’s

Board of Trustees, on 60 days’ written notice to the Adviser.

Portfolio	Minimum Amount of Waiver
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.20%
Global Atlantic Select Advisor Managed Risk Portfolio	0.14%
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.00%
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.00%

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

For the year ended December 31, 2018, the Adviser waived fees as follows:

Portfolio	Waiver
Global Atlantic American Funds® Managed Risk Portfolio	$907,667
Global Atlantic Balanced Managed Risk Portfolio	$—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$1,838,408
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$105,768
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$13,140
Global Atlantic Growth Managed Risk Portfolio	$—
Global Atlantic Moderate Growth Managed Risk Portfolio	$—
Global Atlantic PIMCO Tactical Allocation Portfolio	$15,100
Global Atlantic Select Advisor Managed Risk Portfolio	$718,732
Global Atlantic Wellington Research Managed Risk Portfolio	$—
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	$46,038
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	$46,028

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. During the year ended December 31, 2018, the Adviser recaptured $12,959, $75,536, $21,983 and $25,128 from the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, and Global Atlantic Wellington Research Managed Risk Portfolio respectively, for prior period expense waivers/reimbursements, and no other expense waivers/reimbursements were recaptured from the other Portfolios.

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2019	December 31, 2020	December 31, 2021
Global Atlantic American Funds® Managed Risk Portfolio	$13,328	$15,466	N/A
Global Atlantic Balanced Managed Risk Portfolio	N/A	$2,156	N/A
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$819,822	$827,503	$747,820
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$260,257	$299,243	$105,768
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$13,249	$17,704	$13,140
Global Atlantic Growth Managed Risk Portfolio	N/A	$7,237	N/A
Global Atlantic Moderate Growth Managed Risk Portfolio	N/A	N/A	N/A
Global Atlantic PIMCO Tactical Allocation Portfolio	$11,766	$17,007	$15,100
Global Atlantic Select Advisor Managed Risk Portfolio	$262,953	$271,829	$246,499
Global Atlantic Wellington Research Managed Risk Portfolio	$55,984	$60,904	N/A
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	N/A	N/A	$46,038
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	N/A	N/A	$46,028

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

As of December 31, 2018, the following amounts expired unrecouped:

Portfolio	December 31, 2018
Global Atlantic American Funds® Managed Risk Portfolio	$10,091
Global Atlantic Balanced Managed Risk Portfolio	N/A
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$687,468
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$181,292
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$4,593
Global Atlantic Growth Managed Risk Portfolio	N/A
Global Atlantic Moderate Growth Managed Risk Portfolio	N/A
Global Atlantic PIMCO Tactical Allocation Portfolio	$6,514
Global Atlantic Select Advisor Managed Risk Portfolio	$208,612
Global Atlantic Wellington Research Managed Risk Portfolio	$4,499
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	N/A
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	N/A

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and, for the year ended December 31, 2018, was paid to Northern Lights Distributors, LLC (“Northern Lights”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. Northern Lights is an affiliate of GFS. Effective on or about January 1, 2019, Global Atlantic Distributors, LLC (“GAD”) became the principal underwriter (distributor) for the Portfolios and Northern Lights no longer serves as the Portfolios’ principal underwriter. GAD is an affiliate of the Adviser.

For the year ended December 31, 2018, the Portfolios expensed the following distribution fees:

Portfolio
Global Atlantic American Funds® Managed Risk Portfolio	$591,383
Global Atlantic Balanced Managed Risk Portfolio	$229,516
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$681,925
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$727,340
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$82,426
Global Atlantic Growth Managed Risk Portfolio	$1,192,951
Global Atlantic Moderate Growth Managed Risk Portfolio	$374,705
Global Atlantic PIMCO Tactical Allocation Portfolio	$65,625
Global Atlantic Select Advisor Managed Risk Portfolio	$294,960
Global Atlantic Wellington Research Managed Risk Portfolio	$1,151,251
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	$70
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	$211

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays GFS, an annual asset based fee, which is calculated and applied monthly, adjusted upward for any Portfolios with less than $5 million in assets, and subject to an annual minimum fee based on the number of Portfolios in the Trust. In consideration of its receipt of the annual fee, GFS pays all operational expenses of the Portfolios with the exception of legal counsel fees, Trustee fees, certain expenses related to Board meetings and costs associated with the preparation and filing of Forms N-PORT and N-CEN. Certain extraordinary expenses such as expenses incurred in connection with any merger, reorganization or litigation would be borne by the Portfolios.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

For the year ended December 31, 2018, the Trustees received fees in the amounts as follows:

Portfolio	Fees Received
Global Atlantic American Funds® Managed Risk Portfolio	$18,754
Global Atlantic Balanced Managed Risk Portfolio	$7,301
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$21,756
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$23,018
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$2,481
Global Atlantic Growth Managed Risk Portfolio	$37,553
Global Atlantic Moderate Growth Managed Risk Portfolio	$11,845
Global Atlantic PIMCO Tactical Allocation Portfolio	$2,834
Global Atlantic Select Advisor Managed Risk Portfolio	$9,303
Global Atlantic Wellington Research Managed Risk Portfolio	$36,466
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	$2
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	$9

Certain affiliates of Northern Lights and GFS provide ancillary services to the Portfolios as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and Northern Lights, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

5.	BANK LINE OF CREDIT

The Trust has a line of credit secured by portfolio securities through MUFG Union Bank, N.A. in the amount of $100,000,000. From time to time a Portfolio may borrow cash under this arrangement to fund redemptions subject to the limitations of the 1940 Act. Borrowings under this arrangement bear interest at 5.5% per annum at the time of borrowing. During the fiscal year ended December 31, 2018, the Global Atlantic Growth Managed Risk Portfolio utilized the line of credit and paid $1,441 in interest on borrowings. Average borrowings and the average interest rate during the period from December 27, 2018 (date of first draw) and December 31, 2018 were $2,358,750 and 5.5%, respectively. The largest outstanding balance during the borrowing period was $2,535,000. As of December 31, 2018, the Portfolio had $2,535,000 of outstanding borrowings.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio was as follows:

Portfolio	Account Owner	Percentage of Ownership as of December 31, 2018
Global Atlantic American Funds® Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Balanced Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Growth Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Moderate Growth Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic PIMCO Tactical Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Select Advisor Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wellington Research Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wilshire DynamicConservative Allocation Portfolio	Forethought Life Insurance Company	56%
	Forethought Life Insurance Company Separate Account A	44%
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Forethought Life Insurance Company	54%
	Forethought Life Insurance Company Separate Account A	46%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Forethought Life Insurance Company, certain accounts, or the Adviser’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
American Funds Managed Risk Portfolio	$216,237,452	$2,114,901	$(9,841,132)	$(7,726,231)
Balanced Managed Risk Portfolio	75,294,896	4,718,864	(1,402,425)	3,316,439
BlackRock Global Allocation Managed Risk Portfolio	264,581,935	—	(23,721,823)	(23,721,823)
Franklin Dividend and Income Managed Risk Portfolio	232,140,575	48,400,546	(17,559,831)	30,840,715
Goldman Sachs Dynamic Trends Allocation Portfolio	31,855,252	1,151,519	(146,035)	1,005,484
Growth Managed Risk Portfolio	375,573,718	39,833,080	(7,350,025)	32,483,055
Moderate Growth Managed Risk Portfolio	124,399,967	9,656,854	(2,688,492)	6,968,362
PIMCO Tactical Allocation Portfolio	29,760,112	871,532	(452,162)	419,370
Select Advisor Managed Risk Portfolio	101,267,298	5,616,715	(2,535,337)	3,081,378
Wellington Research Managed Risk Portfolio	387,551,665	44,697,373	(25,882,993)	18,814,380
Wilshire Dynamic Conservative Allocation Portfolio	28,917	372	(1,011)	(639)
Wilshire Dynamic Growth Allocation Portfolio	30,075	94	(1,025)	(931)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended December 31, 2018 and December 31, 2017 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2018	Income	Capital Gains	Capital	Total
American Funds Managed Risk Portfolio	$3,464,778	$5,999,180	$—	$9,463,958
Balanced Managed Risk Portfolio	1,095,287	—	—	1,095,287
BlackRock Global Allocation Managed Risk Portfolio	4,664,325	—	—	4,664,325
Franklin Dividend and Income Managed Risk Portfolio	2,765,677	—	—	2,765,677
Goldman Sachs Dynamic Trends Allocation Portfolio	472,467	935,911	—	1,408,378
Growth Managed Risk Portfolio	4,869,325	—	—	4,869,325
Moderate Growth Managed Risk Portfolio	1,615,979	—	—	1,615,979
PIMCO Tactical Allocation Portfolio	446,951	737,275	—	1,184,226
Select Advisor Managed Risk Portfolio	1,102,576	1,454,917	—	2,557,493
Wellington Research Managed Risk Portfolio	4,399,662	7,230,865	—	11,630,527
Wilshire Dynamic Conservative Allocation Portfolio	1,089	762	42	1,893
Wilshire Dynamic Growth Allocation Portfolio	9,060	24,903	320	34,283

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2017	Income	Capital Gains	Capital	Total
American Funds Managed Risk Portfolio	$2,858,743	$337,380	$—	$3,196,123
Balanced Managed Risk Portfolio	1,180,586	—	—	1,180,586
BlackRock Global Allocation Managed Risk Portfolio	1,778,094	—	—	1,778,094
Franklin Dividend and Income Managed Risk Portfolio	2,854,796	—	—	2,854,796
Goldman Sachs Dynamic Trends Allocation Portfolio	106,993	—	—	106,993
Growth Managed Risk Portfolio	6,229,367	—	—	6,229,367
Moderate Growth Managed Risk Portfolio	1,754,087	—	—	1,754,087
PIMCO Tactical Allocation Portfolio	79,664	—	—	79,664
Select Advisor Managed Risk Portfolio	1,405,776	—	—	1,405,776
Wellington Research Managed Risk Portfolio	2,527,768	—	—	2,527,768
Wilshire Dynamic Conservative Allocation Portfolio	565	240	—	805
Wilshire Dynamic Growth Allocation Portfolio	1,160	450	—	1,610

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
American Funds Managed Risk Portfolio	$3,967,628	$8,614,466	$—	$—	$—	$(7,726,231)	$4,855,863
Balanced Managed Risk Portfolio	1,303,448	1,069,048	—	—	—	3,316,439	5,688,935
BlackRock Global Allocation Managed Risk Portfolio	1,188,686	—	—	(7,003,547)	—	(23,721,823)	(29,536,684)
Franklin Dividend and Income Managed Risk Portfolio	3,467,376	—	—	(10,444,021)	—	30,840,434	23,863,789
Goldman Sachs Dynamic Trends Allocation Portfolio	297,978	—	—	(1,602,389)	—	996,737	(307,674)
Growth Managed Risk Portfolio	5,898,831	—	—	(22,744,061)	—	32,483,055	15,637,825
Moderate Growth Managed Risk Portfolio	2,015,860	—	—	(311,505)	—	6,968,362	8,672,717
PIMCO Tactical Allocation Portfolio	265,676	—	—	(721,654)	—	419,225	(36,753)
Select Advisor Managed Risk Portfolio	1,657,632	3,089,254	—	—	—	3,081,378	7,828,264
Wellington Research Managed Risk Portfolio	4,980,565	17,760,238	—	—	—	18,814,220	41,555,023
Wilshire Dynamic Conservative Allocation Portfolio	—	—	—	—	—	(639)	(639)
Wilshire Dynamic Growth Allocation Portfolio	—	—	—	—	—	(931)	(931)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market on passive foreign investment companies and open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(8,747), $(145), $(281) and $(160) for Goldman Sachs Dynamic Trends Allocation Portfolio, PIMCO Tactical Allocation Portfolio, Franklin Dividends and Income Managed Risk Portfolio, and Wellington Research Managed Portfolio, respectively.

At December 31, 2018, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

	Non-Expiring	Non-Expiring
	Short-	Long-Term	Total	CLCF Utilized
American Funds Managed Risk Portfolio	$—	$—	$—	$—
Balanced Managed Risk Portfolio	—	—	—	217,054
BlackRock Global Allocation Managed Risk Portfolio	4,060,505	2,943,042	7,003,547	7,410,853
Franklin Dividend and Income Managed Risk Portfolio	5,048,237	5,395,784	10,444,021	—
Goldman Sachs Dynamic Trends Allocation Portfolio	1,430,450	171,939	1,602,389	—
Growth Managed Risk Portfolio	7,865,992	14,878,069	22,744,061	11,474,948
Moderate Growth Managed Risk Portfolio	311,505	—	311,505	2,392,014
PIMCO Tactical Allocation Portfolio	514,332	207,322	721,654	—
Select Advisor Managed Risk Portfolio	—	—	—	—
Wellington Research Managed Risk Portfolio	—	—	—	—
Wilshire Dynamic Conservative Allocation Portfolio	—	—	—	—
Wilshire Dynamic Growth Allocation Portfolio	—	—	—	—

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Permanent book and tax differences, primarily attributable to the reclassification of Portfolio distributions, resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2018 as follows:

Paid
	In	Accumulated
	Capital	Earnings (Losses)
American Funds Managed Risk Portfolio	$—	$—
Balanced Managed Risk Portfolio	—	—
BlackRock Global Allocation Managed Risk Portfolio	—	—
Franklin Dividend and Income Managed Risk Portfolio	—	—
Goldman Sachs Dynamic Trends Allocation Portfolio	—	—
Growth Managed Risk Portfolio	—	—
Moderate Growth Managed Risk Portfolio	—	—
PIMCO Tactical Allocation Portfolio	—	—
Select Advisor Managed Risk Portfolio	—	—
Wellington Research Managed Risk Portfolio	—	—
Wilshire Dynamic Conservative Allocation Portfolio	(42)	42
Wilshire Dynamic Growth Allocation Portfolio	(320)	320

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Global Atlantic BlackRock Global Allocation Managed Risk Portfolio currently invests a portion of its assets in BlackRock Global Allocation V.I. Fund. The BlackRock Global Allocation V.I. Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the BlackRock Global Allocation V.I. Fund at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Global Atlantic BlackRock Global Allocation Managed Risk Portfolio will be directly affected by the performance of the BlackRock Global Allocation V.I. Fund. The financial statements of the BlackRock Global Allocation V.I. Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2018, the Portfolio invested 95.29% of its net assets in the BlackRock Global Allocation V.I. Fund.

The Global Atlantic PIMCO Tactical Allocation Portfolio currently invests a portion of its assets in SPDR S&P 500 ETF Trust. The SPDR S&P 500 ETF Trust is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the SPDR S&P 500 ETF Trust at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Global Atlantic PIMCO Tactical Allocation Portfolio will be directly affected by the performance of the SPDR S&P 500 ETF Trust. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2018, the Portfolio invested 25.21% of its net assets in the SPDR S&P 500 ETF Trust.

The Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio currently invest a portion of their assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The performance of the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio will be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the

Portfolio’s financial statements. As of December 31, 2018, the Portfolios invested the following of percentages of their respective net assets in the iShares Core S&P 500 ETF:

Global Atlantic Balanced Managed Risk Portfolio	29.03%
Global Atlantic Growth Managed Risk Portfolio	47.13%
Global Atlantic Moderate Growth Managed Risk Portfolio	37.11%

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted effective with these financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Effective May 1, 2019, the name of the “Global Atlantic BlackRock Global Allocation Managed Risk Portfolio” will be changed to the “Global Atlantic BlackRock Selects Managed Risk Portfolio” (the “Portfolio”). Additionally, effective May 1, 2019, the Portfolio’s Capital Appreciation and Income Component will pursue a new investment strategy managed by BlackRock Investment Management, LLC (“BIM”). Instead of investing in a single underlying fund, the Portfolio’s Capital Appreciation and Income Component will seek to achieve its objective by investing in a combination of one or more mutual funds and exchange-traded funds that are affiliated with BIM. The Portfolio’s investment objectives and policies will remain unchanged.

Effective May 1, 2019, the management fee of Global Atlantic Investment Advisers, LLC (the “Adviser”) set forth in the investment management agreement with respect to the Portfolio will be as follows: 0.550% on the first $500 million, 0.525% on the next $500 million, and 0.500% in excess of $1 billion annually of the Portfolio’s average daily net assets. In addition, effective May 1, 2019, the Adviser has contractually agreed to waive its fees and to reimburse expenses, through April 30, 2020, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 0.94% of average daily net assets attributable to the Portfolio’s shares. The agreement may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Interest Trust
and the Shareholders of Each of the Separate Series of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, Global Atlantic Wellington Research Managed Risk Portfolio, Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio, and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio (collectively, the Portfolios), each a separate series of the Forethought Variable Insurance Trust, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods presented (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of each of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor for one or more Forethought Variable Insurance Trust investment companies since 2013.

Denver, Colorado
February 25, 2019

Global Atlantic Portfolios
EXPENSE EXAMPLES
December 31, 2018 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	7-1-18	12-31-18	Period*	12-31-18	Period*
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	$1,000.00	$943.80	$4.21	$1,020.87	$4.38
Global Atlantic Balanced Managed Risk Portfolio	0.91%	$1,000.00	$953.60	$4.48	$1,020.62	$4.63
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	$1,000.00	$938.90	$2.79	$1,022.33	$2.91
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.15%	$1,000.00	$957.60	$5.67	$1,019.41	$5.85
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	$1,000.00	$957.90	$5.72	$1,019.36	$5.90

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios
EXPENSE EXAMPLES (Continued)
December 31, 2018 (Unaudited)

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class II Shares	Ratio	7-1-18	12-31-18	Period*	12-31-18	Period*
Global Atlantic Growth Managed Risk Portfolio	0.91%	$1,000.00	$938.00	$4.45	$1,020.62	$4.63
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%	$1,000.00	$944.50	$4.46	$1,020.62	$4.63
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%	$1,000.00	$951.60	$5.61	$1,019.46	$5.80
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%	$1,000.00	$937.10	$3.08	$1,022.03	$3.21
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%	$1,000.00	$949.30	$5.90	$1,019.16	$6.11
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.75%	$1,000.00	$965.00	$3.71	$1,021.42	$3.82
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.75%	$1,000.00	$918.00	$3.63	$1,021.42	$3.82

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION
December 31, 2018 (Unaudited)

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, Global Atlantic Wellington Research Managed Risk Portfolio, Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio.

At an in-person meeting held on November 12, 2018, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of: (i) an investment advisory agreement between Global Atlantic Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of Global Atlantic American Funds® Managed Risk Portfolio (“GA American”), Global Atlantic Balanced Managed Risk Portfolio (“GA Balanced”), Global Atlantic BlackRock Global Allocation Managed Risk Portfolio (“GA BlackRock Global”), Global Atlantic Franklin Dividend and Income Managed Risk Portfolio (“GA Franklin”), Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio (“GA Goldman Dynamic”), Global Atlantic Growth Managed Risk Portfolio (“GA Growth”), Global Atlantic Moderate Growth Managed Risk Portfolio (“GA Moderate Growth”), Global Atlantic PIMCO Tactical Allocation Portfolio (“GA PIMCO”), Global Atlantic Select Advisor Managed Risk Portfolio (“GA Select Advisor”), Global Atlantic Wellington Research Managed Risk Portfolio (“GA Wellington”), Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio (“GA Wilshire Conservative”) and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio (“GA Wilshire Growth” and together with GA Wilshire Conservative, the “GA Wilshire Funds”) (each a “Fund” and collectively the “Funds”) (the “Advisory Agreement”); (ii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA Balanced, GA Growth and GA Moderate Growth, and BlackRock Financial Management, Inc. (“BFM”) (the “BFM Sub-Advisory Agreement”); (iii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA Franklin, and Franklin Advisers, Inc. (“Franklin”) (the “Franklin Sub-Advisory Agreement”); (iv) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA Goldman Dynamic, and Goldman Sachs Asset Management, L.P. (“GSAM”) (the “GSAM Sub-Advisory Agreement”); (v) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA American, GA Balanced, GA BlackRock Global, GA Franklin, GA Growth, GA Moderate Growth, GA Select Advisor and GA Wellington, and Milliman Financial Risk Management LLC (“Milliman”) (the “Milliman Sub-Advisory Agreement”); (vi) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA PIMCO, and Pacific Investment Management Company, LLC (“PIMCO”) (the “PIMCO Sub-Advisory Agreement”); (vii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA Wellington, and Wellington Management Company LLP (“Wellington”) (the “Wellington Sub-Advisory Agreement”); and (viii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA American, GA Select Advisor, GA Wilshire Conservative and GA Wilshire Growth, and Wilshire Associates Incorporated (“Wilshire” and together with BFM, Franklin, GSAM, Milliman, PIMCO and Wellington, the “Sub-Advisers”) (the “Wilshire Sub-Advisory Agreement” and collectively with the BFM Sub-Advisory Agreement, the Franklin Sub-Advisory Agreement, the GSAM Sub-Advisory Agreement, the Milliman Sub-Advisory Agreement, the PIMCO Sub-Advisory Agreement and the Wellington Sub-Advisory Agreement, the “Sub-Advisory Agreements”).

To discuss and review the materials relating to the proposed renewal of the Advisory Agreement and Sub-Advisory Agreements in advance of the November 12, 2018 meeting, the Independent Trustees met in person on October 31, 2018 with independent counsel to the Independent Trustees (“Independent Counsel”) with representatives of the Adviser in attendance and counsel to the Trust (“Trust Counsel”) participating telephonically.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2018 (Unaudited)

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Following the meeting on October 31, 2018, the Independent Trustees requested additional information on certain items and the Adviser responded to those items and made certain updates, which were discussed during the meeting on November 12, 2018. The Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the approval of the Advisory and Sub-Advisory Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board’s consideration of the Gartenberg factors with respect to each Fund. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received in-person presentations concerning the services provided under the Advisory and Sub-Advisory Agreements from personnel of the Adviser at the November 12, 2018 Board meeting. Prior to voting on the renewal of the Advisory and Sub-Advisory Agreements, the Independent Trustees met in executive session with Independent Counsel present.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent, and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser, as well as their expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the Investment Advisory and Sub-Advisory Agreements and the range of services provided by the Adviser and each Sub-Adviser, including the complexity of certain Funds’ managed risk strategies. The Trustees also considered the financial industry experience as well as portfolio management, compliance, and operations experience of the Adviser’s and Sub-Advisers’ personnel. The Trustees reviewed the Adviser’s practices for monitoring compliance with each Fund’s investment limitations, noting that such practices continue to be adequate. The Trustees also considered information and representations regarding the financial condition of the Adviser and the Sub-Advisers related to their ongoing ability to provide services specified under the Investment Advisory Agreement and Sub-Advisory Agreements, respectively. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Investment Advisory and Sub-Advisory Agreements.

Performance. The Trustees requested and reviewed specific information regarding the investment performance of each Fund as compared to the performance of its benchmark index and peer group for the 1-year and since inception periods. The Board noted that GA BlackRock Global had underperformed its benchmark for the 1-year, 3-year and since-inception periods and that GA PIMCO had underperformed its benchmark for the since inception period, but had outperformed its benchmark for the 1- and 3-year periods. The Trustees discussed with the Adviser the steps being taken to improve the Funds’ performance and noted that GSAM had implemented enhancements to its hedging strategy for GA Goldman Dynamic and that PIMCO would be implementing enhancements to its hedging strategies for GA PIMCO. The Trustees concluded that they were generally satisfied with the Adviser’s and the Sub-Advisers’ investment performance to date.

Fees and Expenses. The Trustees reviewed the Funds’ fees and expenses, including the fees paid to the Adviser and the Sub-Advisers. The Trustees reviewed reports describing both the advisory fees charged by the Adviser and the total net expense ratios of each Fund in comparison to those of peer groups selected by the Adviser that were comprised of similarly situated funds. The Trustees also reviewed information provided by each of the

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2018 (Unaudited)

Sub-Advisers as to fees they charged to other clients. The Trustees were not provided with information regarding fees BFM charges to other clients, but noted the representations of the Adviser that the fee arrangement with each Sub-Adviser, including BFM, were negotiated by the Adviser on an arm’s length basis. The Trustees considered the complexity of certain managed risk strategies. The Trustees also considered the “spread” between the advisory and sub-advisory fees at various asset levels. The Trustees noted the ongoing efforts of the Adviser to reduce expenses charged to shareholders by voluntarily waiving certain fees payable to the Adviser. The Trustees noted that the Adviser had agreed to contractually waive a portion of its advisory fee for each of GA American, GA BlackRock Global, and GA Select Advisor as long as the respective Fund relies primarily on investment in other underlying funds to achieve its principal investment strategy. The Trustees considered that the Adviser had agreed to contractually waive a portion of its advisory fee for each of GA BlackRock Global, GA Select Advisor, GA Wilshire Conservative and GA Wilshire Growth, which corresponds to payments the Adviser or its affiliates may receive from managers of Underlying Funds or their affiliates in which the Funds may invest for certain administrative, distribution and/or marketing-related services. The Trustees noted that the Adviser was requesting to not continue the current advisory fee waivers for GA BlackRock Global. The Trustees also considered that the Adviser had agreed to limit each Fund’s total annual operating expenses by waiving a portion of its advisory fee and/or reimbursing a Fund to the extent that its expenses exceed a specified amount. Based on their review, the Trustees concluded that the advisory fee charged to each Fund and the sub-advisory fee paid by the Adviser to each Sub-Adviser were not unreasonable in light of the services provided to each respective Fund.

Profitability. The Trustees reviewed information regarding the Adviser’s cost to provide investment advisory and related services to each Fund and the Adviser’s profitability, both overall and with respect to each Fund. The Trustees also reviewed information about the profitability to the Adviser and its affiliates from all services provided to each Fund and all aspects of their relationship with each Fund. The Trustees concluded that the profitability levels for the Adviser were not excessive. The Trustees were not provided with information regarding the Sub-Advisers’ profitability with respect to managing each relevant Fund. The Trustees considered, however, the information provided by the Sub-Advisers, as applicable, regarding fees charged to other clients, the Funds’ advisory and sub-advisory fees and the Funds’ total expense ratios relative to their peer groups.

Economies of Scale. The Trustees considered information regarding the Adviser’s and Sub-Advisers’ realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Trustees noted the breakpoints in the advisory fee schedule for each Fund, except GA BlackRock Global, which reduce fee rates as the Fund assets grow over time. The Trustees considered the expense limitations and/or fee waivers that reduce each relevant Fund’s overall expenses at all asset levels. Based on this information, the Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fee and expense ratios for each Fund and its current and reasonably anticipated asset levels. The Trustees noted, however, that they would continue to monitor each Fund’s growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable annuity products and variable life policies offered by Forethought Life Insurance Company (“FLIC”) and the fact that FLIC or its affiliates receives 12b-1 fees from the Funds. The Trustees also considered other benefits to the Sub-Advisers and their affiliates from their relationships with the Funds, noting that although Milliman and Wilshire do not participate in soft dollar arrangements, BFM, Franklin, GSAM, PIMCO and Wellington may receive soft dollar benefits in connection with their sub-advisory relationships with the Funds to which each serves as Sub-Adviser.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2018 (Unaudited)

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory and Sub-Advisory Agreements, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that renewing the Advisory and Sub-Advisory Agreements was in the best interests of each Fund and its shareholders. They noted that in considering the Advisory and Sub-Advisory Agreements, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Advisory and Sub-Advisory Agreements.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2018 (Unaudited)

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Independent Trustees

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Year of Birth: 1951	Trustee since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	25	Altegris KKR Commitments Fund (since 2014); Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014–2017); Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013).
Mitchell E. Appel Year of Birth: 1970	Trustee since 2013	President, Value Line Funds (since 2008); Chief Financial Officer (since 2008), President (since 2009), EULAV Securities LLC; President (since 2009), Treasurer (since 2011), EULAV Asset Management.	25	Value Line Funds (since 2010); EULAV Asset Management (since 2010).
Joseph E. Breslin Year of Birth: 1953	Trustee since 2013	Counsel, White Oak Global Advisors, LLC (asset management firm) (since 2016); Counsel, Common fund (asset management firm) (2014–2016); Consultant, Investment Managers (since 2009).	25	Kinetics Mutual Funds, Inc. (since 2000); Kinetics Portfolios Trust (since 2000); Northern Lights Fund Trust IV (since 2015); BlueArc Multi- Strategy Fund (2014–2017); Hatteras Trust (2004–2016).

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2018 (Unaudited)

Interested Trustees and Officers of the Trust

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. Year of Birth: 1968[2]	Trustee and President/Chief Executive Officer since 2013	Co-President, Head of Life and Retirement, Global Atlantic Financial Group Limited (since 2017), Director, Managing Director, Co- President and Head of Life and Retirement, Global Atlantic Financial Company (since 2017, 2014, 2017 and 2016, respectively); Director, Co-President, Head of Life and Retirement, Global Atlantic (Fin) Company (since 2017); Director and Executive Vice President of Commonwealth Annuity and Life Insurance Company (since 2017); Director and President, Forethought Life Insurance Company (since 2016); Director and Chief Executive Officer of Accordia Life and Annuity Company (since 2017); Member and Chairman of the Board of Managers, Global Atlantic Investment Advisors, LLC (since 2016); Member of Board of Managers and President, Global Atlantic Distributors, LLC (since 2013); Executive Vice President, Forethought Financial Group, Inc. (2013–2014); President, Forethought Annuity, Forethought Financial Group, Inc. (2013- 2015); Director and Co-President, Hartford Securities Distribution Company, Inc. (2010– 2013); Executive Vice President, Global Annuity, The Hartford (2010–2013).	25	None
April Galda Year of Birth 1978[3]	Trustee since 2018	Managing Director—Head of Enterprise Operations of Global Atlantic Financial Company (since 2018); Managing Director of Commonwealth Annuity and Life Insurance Company, Forethought Life Insurance Company, Forethought National Life Insurance Company, Accordia Life and Annuity Company and First Allmerica Financial Life Insurance Company (since 2018); Senior Vice President of Global Atlantic Financial Group Limited and Global Atlantic Financial Life Limited (since 2017); Senior Vice President of Commonwealth Re Midco Limited (April 2013- Feb. 2015 and since Oct. 2015); Co-Chief Executive Officer of Global Atlantic Re Limited (2015-2018); Managing Director of Global Atlantic Financial Company (May 2013- Feb. 2015 and Nov. 2015-Jan. 2016); Senior Vice President of Global Atlantic Re Limited (2014-2015); Chief Operating Officer of Ariel Re (2012-2015).	25	None
Deborah Schunder Year of Birth: 1967	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President, Global Atlantic Investment Advisors, LLC (since 2013); Director of Investment Management, Forethought Life Insurance Company (2013–2013).	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer/Chief Financial Officer since 2013	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011–2014).	N/A	N/A
Sarah M. Patterson Year of Birth: 1976	Secretary/Chief Legal Officer since 2013	Senior Vice President, Associate General Counsel and Assistant Secretary, Global Atlantic Financial Group Limited (since 2014) and Forethought Financial Group, Inc. (since 2013); Secretary, Global Atlantic Investment Advisors, LLC (since 2016); Assistant Secretary, Global Atlantic Distributors, LLC (since 2016).	N/A	N/A
David Capalbo Year of Birth: 1968	Chief Compliance Officer since 2018	Chief Compliance Officer of Forethought Variable Insurance Trust (since 2018); Chief Compliance Officer of Global Atlantic Investment Advisors LLC (since 2018); Assistant Vice President and Senior Compliance Officer of Global Atlantic Financial Group (since 2016); and Senior Director of Asset Management Compliance of Columbia Threadneedle Investments (2006 — 2016).	N/A	N/A
Elizabeth Constant Year of Birth: 1976	Assistant Secretary since 2017	Assistant Vice President, Legal Counsel of Global Atlantic Financial Group (since 2016); Associate Counsel, Global Atlantic Financial Group (2014–2016); Paralegal, Senior Paralegal, and Legal Specialist, The Hartford (2006–2013).	N/A	N/A

[1]	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

[2]	Mr. Arena is an interested person of the Trust because he is an officer of Global Atlantic Financial Group Limited.

[3]	Ms. Galda is an interested person of the Trust because she is a Managing Director of Global Atlantic Financial Company.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-881-7735.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Forethought Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Forethought Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios’ Statement of Additional Information) is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available: (i) on the SEC’s website at http://www.sec.gov; (ii) on the Portfolios’ website at www.geminifund.com/GlobalAtlanticDocuments; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER	ADMINISTRATOR
Global Atlantic Investment Advisors, LLC	Gemini Fund Services, LLC
10 West Market Street, Suite 2300	80 Arkay Drive, Suite 110
Indianapolis, IN 46204	Hauppauge, NNY 11788

INVESTMENT SUB-ADVISERS
BlackRock Financial Management, Inc.	Pacific Investment Management Company LLC
55 East 52nd Street	650 Newport Center Drive
New York, NY 10055	Newport Beach, CA 92660

Franklin Advisers, Inc.	Wellington Management Company LLP
One Franklin Parkway	280 Congress Street
San Mateo, CA 94403	Boston, MA 02210

Goldman Sachs Asset Management, L.P.	Wilshire Associates Incorporated
200 West Street	1299 Ocean Avenue, Suite 700
New York, NY 10282	Santa Monica, CA 90401

Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on the registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3.	Audit Committee Financial Expert. (a)(1)(i) The board of trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee. Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fees billed by RSM to the Registrant:

(a)	Audit Fees

FYE 2018 - $401,500

FYE 2017 - $480,000

Financial statement audits.

(b)	Audit-Related Fees

FYE 2018 - None

FYE 2017 - None

–

(c)	Tax Fees

FYE 2018 - $75,000

FYE 2017 - $90,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2018 - $15,000

FYE 2017 - $10,000

Review of annual registration statement filings.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2017	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2018 were $90,000 and $0, respectively and for the fiscal year ended December 31, 2017 were $100,000 and $0, respectively.

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. (a) Schedule of investments in securities of unaffiliated issuers is included under Item 1; (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedure by which shareholders recommend nominees to the registrant’s board of trustees since the date of the registrant’s prior report on Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-X (per item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the registrant’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 2/26/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 2/26/19

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Treasurer

Date 2/26/19